As filed with the Securities and Exchange Commission on April 30, 2013
================================================================================
                                            1933 Act Registration No. 333-125751
                                             1940 Act Registration No. 811-21774

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-Effective Amendment No. __                                               [ ]
Post-Effective Amendment No. 73                                              [X]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
Amendment No. 73                                                             [X]


                        FIRST TRUST EXCHANGE-TRADED FUND
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 621-1675

                       W. Scott Jardine, Esq., Secretary
                        First Trust Exchange-Traded Fund
                           First Trust Advisors L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
                    (Name and Address of Agent for Service)

                                    Copy to:
                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 73

      This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

      The Facing Sheet

      Part A - Prospectus for First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) ABA(R) Community Bank Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Strategic Value Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund

      Part B - Statement of Additional Information for First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) ABA(R) Community Bank Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Strategic Value Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund

      Part C - Other Information

      Signatures

      Index to Exhibits

      Exhibits

                                                FIRST TRUST
FIRST TRUST                                     EXCHANGE TRADED FUND
--------------------------------------------------------------------------------

FUND NAME                                                     TICKER SYMBOL         EXCHANGE
First Trust CBOE S&P 500 VIX Tail Hedge Fund                       VIXH            NYSE Arca
First Trust Dow Jones Internet Index(SM) Fund                       FDN            NYSE Arca
First Trust Dow Jones Select MicroCap Index(SM) Fund                FDM            NYSE Arca
First Trust ISE Chindia Index Fund                                  FNI            NYSE Arca
First Trust ISE-Revere Natural Gas Index Fund                       FCG            NYSE Arca
First Trust ISE Water Index Fund                                    FIW            NYSE Arca
First Trust Morningstar Dividend Leaders Index Fund                 FDL            NYSE Arca
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund               QQEW            NASDAQ(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund         QQXT            NASDAQ(R)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund            QTEC            NASDAQ(R)
First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund            QABA            NASDAQ(R)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund    QCLN            NASDAQ(R)
First Trust NYSE Arca Biotechnology Index Fund                      FBT            NYSE Arca
First Trust S&P REIT Index Fund                                     FRI            NYSE Arca
First Trust Strategic Value Index Fund                              FDV            NYSE Arca
First Trust US IPO Index Fund                                       FPX            NYSE Arca
First Trust Value Line(R) 100 Exchange-Traded Fund                  FVL            NYSE Arca
First Trust Value Line(R) Dividend Index Fund                       FVD            NYSE Arca
First Trust Value Line(R) Equity Allocation Index Fund              FVI            NYSE Arca


Each of the funds listed above (each a "Fund" and collectively, the "Funds"), lists and principally trades its shares on either The NASDAQ Stock Market LLC ("NASDAQ(R)") or the NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext (each, an "Exchange" and collectively, the "Exchanges"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares, at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares, called a "Creation Unit" and collectively, the "Creation Units"). Each Fund's Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.


----------------
 April 30, 2013
----------------

                               TABLE OF CONTENTS

Summary Information
    First Trust CBOE S&P 500 VIX Tail Hedge Fund............................  1
    First Trust Dow Jones Internet Index(SM) Fund...........................  5
    First Trust Dow Jones Select MicroCap Index(SM) Fund....................  9
    First Trust ISE Chindia Index Fund...................................... 13
    First Trust ISE-Revere Natural Gas Index Fund........................... 18
    First Trust ISE Water Index Fund........................................ 23
    First Trust Morningstar Dividend Leaders Index Fund..................... 28
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund.................... 32
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund.............. 36
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund................. 40
    First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund................. 44
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund......... 48
    First Trust NYSE Arca Biotechnology Index Fund.......................... 53
    First Trust S&P REIT Index Fund......................................... 57
    First Trust Strategic Value Index Fund.................................. 62
    First Trust US IPO Index Fund........................................... 66
    First Trust Value Line(R) 100 Exchange-Traded Fund...................... 70
    First Trust Value Line(R) Dividend Index Fund........................... 74
    First Trust Value Line(R) Equity Allocation Index Fund.................. 78
Investment Strategies....................................................... 82
Additional Risks of Investing in the Funds.................................. 82
Fund Organization........................................................... 85
Management of the Funds..................................................... 85
How to Buy and Sell Shares.................................................. 86
Dividends, Distributions and Taxes.......................................... 87
Federal Tax Matters......................................................... 87
Distribution Plan........................................................... 90
Net Asset Value............................................................. 90
Fund Service Providers...................................................... 91
Index Providers............................................................. 91
Disclaimers................................................................. 91
Index Information........................................................... 98
Premium/Discount Information................................................123
Total Return Information....................................................128
Financial Highlights........................................................134
Other Information...........................................................150

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                              SUMMARY INFORMATION
                  FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the CBOE VIX Tail Hedge Index (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.60%
           Distribution and Service (12b-1) Fees (1)                      0.00%
           Other Expenses                                                 0.00%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $238               $438              $1,018

   ---------
   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2014.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period August 29, 2012 (inception) through December 31, 2012, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and call options included in the Index.

The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust, the Fund's investment advisor, seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

--------------------------------------------------------------------------------
              FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND -- VIXH
--------------------------------------------------------------------------------

Pursuant to an arrangement with Chicago Board Options Exchange, Incorporated ("CBOE" or the "Index Provider"), S&P Dow Jones Indices, LLC ("S&P") has certain rights to license the Index to third parties. S&P has licensed the Index to First Trust for use by First Trust and the Fund. CBOE compiles, maintains and owns the Index. The Index is designed to provide a benchmark for investors interested in hedging tail risk (as described below) in an S&P 500 portfolio. As of March 31, 2013, the Index was comprised of 500 securities.

The Index is composed of each of the equity securities comprising the S&P 500 and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by CBOE and is a way of measuring the market's expectation of volatility in the S&P 500 over the next 30-day period. Historically, the VIX Index has ranged in value from 0 to
100. As of the date of this prospectus, it has never exceeded a value of 100; however, during periods of sustained extreme volatility, the Index value could exceed 100. For example, a VIX Index level of 30 would represent an expected annualized range of returns for the S&P 500 of 30%, either up or down, over the next 30 days. A higher value in the VIX Index indicates greater expected volatility in the S&P 500 over the next 30 days.

The Index, and in turn the Fund, tracks the performance of an S&P 500 stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. Depending upon this forward expected volatility, the Index, and in turn the Fund, may allocate 0%, 0.5% or 1% of its portfolio to purchasing call options on the VIX Index.

A steep and sudden drop in equity market prices, such as a downward move of 20% or more in a month, is thought of as an unlikely or "tail" occurrence. The Index is designed to help cope with these extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." Historically, there has been a negative correlation between the VIX Index and the S&P 500; during periods of time when the S&P 500 declines in value, the VIX Index tends to rise. Therefore, the Fund's purchase of call options on the VIX Index may offset some of the losses incurred in the S&P 500 due to a tail occurrence; however, there is no guarantee that the tail hedging strategy utilized by the Index, and in turn the Fund, will offset such losses. Additionally, under certain circumstances, the Index, and in turn the Fund, may be invested only in stocks in the S&P 500, which would prevent the Fund from hedging against any losses caused by increased volatility due to an unexpected event.

The Fund intends to invest entirely in securities included in the Index, however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invest in certain securities included in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CASH TRANSACTIONS RISK. Unlike most exchange-traded funds, the Fund may effect a portion of creations and redemptions for cash, rather than in-kind securities. Particularly, the call option portion of the Fund's portfolio, if applicable, may be redeemed for cash. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Fund may effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

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              FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND -- VIXH
--------------------------------------------------------------------------------

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those of companies involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

ANNUAL TOTAL RETURN
The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the prospectus. See "Total Return Information" for performance information regarding the Fund.

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust;

            o  John Gambla, Senior Portfolio Manager, First Trust; and

            o  Rob A. Guttschow, Senior Portfolio Manager, First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

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              FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND -- VIXH
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                 FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Fees Previously Waived or Expenses Reimbursed
                 by First Trust(1)                                        0.02%
           Other Expenses                                                 0.18%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.60%
           Fee Waiver and Expense Reimbursement (1)                       0.00%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                 Fee Waiver and Expense Reimbursement                     0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year             3 Years            5 Years           10 Years
        $61               $238               $438              $1,018

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

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              FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND -- FDN
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices, LLC ("S&P" or the "Index Provider"). The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenues from Internet commerce or services. The Index is divided between two types of Internet companies -- Internet commerce companies and Internet services companies. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods or services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. As of March 31, 2013, the Index includes 15 Internet commerce securities and 25 Internet services securities. Though the total number of Index constituents has usually remained at approximately 40 since the Index's inception in February 1999, this number is not fixed, but rather may increase as the market grows so as to cover at least 80% of Internet stocks market capitalization.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those of companies involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

INTERNET COMPANIES RISK. The Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

--------------------------------------------------------------------------------
              FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND -- FDN
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND--TOTAL RETURNS

                       CALENDAR YEAR RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  11.17%
                       2008                 -44.02%
                       2009                  79.23%
                       2010                  36.63%
                       2011                  -5.74%
                       2012                  20.85%

--------------------------------------------------------------------------------
              FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND -- FDN
--------------------------------------------------------------------------------

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 25.52% and -25.53%, respectively, for the quarters ended September 30, 2010 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (6/19/2006)
     Return Before Taxes                                                       20.85%            9.32%           10.84%
     Return After Taxes on Distributions                                       20.85%            9.29%           10.81%
     Return After Taxes on Distributions and Sale of Shares                    13.55%            8.09%            9.53%
     Dow Jones Internet Composite Index(SM)                                    21.64%            9.93%           11.46%
     S&P 500(R) Index                                                          16.00%            1.66%            4.38%
     S&P Composite 1500 Information Technology Index                           14.75%            3.65%            7.44%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.50%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.26%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.76%
           Fee Waiver and Expense Reimbursement (1)                       0.16%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $267               $504              $1,186

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

--------------------------------------------------------------------------------
          FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND -- FDM
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of
1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices, LLC ("S&P" or the "Index Provider"). The Index is comprised of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange, the NYSE MKT and NASDAQ(R) with limited partnerships excluded. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange, the NYSE MKT and NASDAQ(R) (excluding limited partnerships) that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Index was released for circulation in June 2005. The composition of the Index is reviewed annually by the Index Provider in August and additions to or subtractions from the Index occurs following this annual review. The shares outstanding and float factors are reconsidered quarterly by the Index Provider in March, June, September and December which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by the Index Provider and are available dating back to August 31, 1992. The base value of the Index was set at 100.00 as of that date. As of March 31, 2013, the Index consisted of 272 securities and the average and median market capitalizations of the companies included in the Index were approximately $0.3 billion and $0.3 billion, respectively.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

FINANCIAL SERVICES COMPANIES RISK. The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

MICRO-CAP COMPANIES RISK. The Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volume, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
          FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND -- FDM
--------------------------------------------------------------------------------

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2006                  15.69%
                       2007                  -6.02%
                       2008                 -33.33%
                       2009                  20.85%
                       2010                  25.77%
                       2011                  -8.69%
                       2012                  15.86%

During the seven-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 21.68% and -25.11%, respectively, for the quarters ended June 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
          FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND -- FDM
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (9/27/2005)
     Return Before Taxes                                                       15.86%            1.40%            2.65%
     Return After Taxes on Distributions                                       15.15%            1.07%            2.37%
     Return After Taxes on Distributions and Sale of Shares                    10.30%            0.99%            2.11%
     Dow Jones Select MicroCap Index(SM)                                       16.69%            2.10%            3.38%
     Russell 2000(R) Index                                                     16.35%            3.56%            4.97%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                       FIRST TRUST ISE CHINDIA INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.33%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.73%
           Fee Waiver and Expense Reimbursement (1)                       0.13%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $261               $492              $1,155

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

--------------------------------------------------------------------------------
                   FIRST TRUST ISE CHINDIA INDEX FUND -- FNI
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in securities that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE" or the "Index Provider"), and is calculated and maintained by S&P Dow Jones Indices, LLC ("S&P"). The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs and/or stocks of companies from China and India currently trading on U.S. exchanges. ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a non-U.S. company. ADSs are vehicles for non-U.S. companies to list their equity shares on a U.S. exchange and are U.S. dollar denominated, and each share represents one or more underlying shares in a non-U.S. company. The inception date of the Index was April 3, 2007.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CHINA RISK. The Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or account standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market like China. CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

--------------------------------------------------------------------------------
                   FIRST TRUST ISE CHINDIA INDEX FUND -- FNI
--------------------------------------------------------------------------------

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INDIA RISK. The Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructure. Furthermore, although the Indian government is aware of the need for reform, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund invests in securities of non-U.S. issuers in the form of U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

--------------------------------------------------------------------------------
                   FIRST TRUST ISE CHINDIA INDEX FUND -- FNI
--------------------------------------------------------------------------------

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE CHINDIA INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -56.98%
                       2009                  81.58%
                       2010                  18.46%
                       2011                 -26.02%
                       2012                  17.11%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 47.58% and -26.65%, respectively, for the quarters ended June 30, 2009 and March 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (5/8/2007)
     Return Before Taxes                                                       17.11%           -4.33%            1.90%
     Return After Taxes on Distributions                                       16.38%           -4.71%            1.53%
     Return After Taxes on Distributions and Sale of Shares                    11.09%           -3.85%            1.40%
     ISE ChIndia Index(TM)                                                     17.52%           -3.82%            2.48%
     Russell 3000(R) Index                                                     16.42%            2.04%            1.45%
     MSCI Emerging Markets Index                                               18.22%           -0.92%            3.50%

--------------------------------------------------------------------------------
                   FIRST TRUST ISE CHINDIA INDEX FUND -- FNI
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                 FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.23%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.63%
           Fee Waiver and Expense Reimbursement (1)                       0.03%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $243               $451              $1,050

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND -- FCG
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE" or the "Index Provider"), and is calculated and maintained by S&P Dow Jones Indices, LLC ("S&P"). The Index is designed to objectively identify and select those stocks from the universe of stocks of companies that are involved in the exploration and production of natural gas, screened by stock performance variables as well as statistical factors to optimize both Index performance and the Fund's correlation to the price of natural gas. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The inception date of the Index was October 4, 2006. As of March 31, 2013, there were 27 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENERGY COMPANIES RISK. The Fund invests in energy companies. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NATURAL GAS COMPANIES RISK. One of natural gas companies' primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. For example, major natural gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or natural gas. During periods when competing fuels are less expensive, the revenues of gas utility companies may decline with a corresponding impact on earnings. After years of booming production, natural gas firms have recently begun scaling back after record low prices and huge surpluses. Weather is another risk that may affect natural gas companies. Recent overproduction and a mild winter have contributed to a scaled back demand for

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND -- FCG
--------------------------------------------------------------------------------

natural gas in the United States and declining stock prices for natural gas companies. Additionally, natural gas companies are sensitive to increased interest rates because of the capital intensive nature of their business.

Furthermore, there are additional risks and hazards that are inherent to natural gas companies that may cause the price of natural gas to widely fluctuate. The exploration for, and production of, natural gas is an uncertain process with many risks. The cost of drilling, completing and operating wells for natural gas is often uncertain, and a number of factors can delay or prevent drilling operations or production, including:

       o    unexpected drilling conditions;
       o    pressure or irregularities in formations;
       o    equipment failures or repairs;
       o    fires or other accidents;
       o    adverse weather conditions;
       o    pipeline ruptures or spills; and
       o shortages or delays in the availability of drilling rigs and the delivery of equipment.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund invests in securities of non-U.S. issuers in the form of U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND -- FCG
--------------------------------------------------------------------------------

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -46.57%
                       2009                  49.21%
                       2010                  12.22%
                       2011                  -6.85%
                       2012                 -13.51%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 34.52% and -40.35%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (5/8/2007)
     Return Before Taxes                                                      -13.51%           -6.34%           -3.77%
     Return After Taxes on Distributions                                      -13.63%           -6.51%           -3.93%
     Return After Taxes on Distributions and Sale of Shares                    -8.78%           -5.37%           -3.25%
     ISE-REVERE Natural Gas Index(TM)                                         -12.94%           -5.67%           -3.09%
     Russell 3000(R) Index                                                     16.42%            2.04%            1.45%
     S&P Composite 1500 Energy Index                                            4.34%           -0.34%            3.23%

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND -- FCG
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                        FIRST TRUST ISE WATER INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.23%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.63%
           Fee Waiver and Expense Reimbursement (1)                       0.03%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%
    EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $243               $451              $1,050

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

--------------------------------------------------------------------------------
                    FIRST TRUST ISE WATER INDEX FUND -- FIW
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE" or the "Index Provider"), and is calculated and maintained by S&P Dow Jones Indices, LLC ("S&P"). The Index is a modified market-capitalization weighted portfolio of 36 stocks of companies as of March 31, 2013 that derive a substantial portion of their revenues from the potable and wastewater industries. The inception date of the Index was November 20, 2006.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government

--------------------------------------------------------------------------------
                    FIRST TRUST ISE WATER INDEX FUND -- FIW
--------------------------------------------------------------------------------

seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

UTILITIES COMPANIES RISK. The Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

WATER COMPANIES RISK. Adverse developments in the potable water and wastewater business may significantly affect the value of the shares of the Fund. Companies involved in the potable water and wastewater business are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                    FIRST TRUST ISE WATER INDEX FUND -- FIW
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -29.40%
                       2009                  20.29%
                       2010                  19.49%
                       2011                  -5.62%
                       2012                  26.83%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 18.52% and -20.91%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (5/8/2007)
     Return Before Taxes                                                       26.83%            3.97%            5.62%
     Return After Taxes on Distributions                                       26.36%            3.64%            5.31%
     Return After Taxes on Distributions and Sale of Shares                    17.41%            3.19%            4.66%
     SE Water Index(TM)                                                        27.77%            4.68%            6.34%
     Russell 3000(R) Index                                                     16.42%            2.04%            1.45%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

--------------------------------------------------------------------------------
                    FIRST TRUST ISE WATER INDEX FUND -- FIW
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.30%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.21%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.51%
           Fee Waiver and Expense Reimbursement (1)                       0.06%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.45%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.45% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $46               $201               $381               $903

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.45% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.45% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND -- FDL
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Morningstar, Inc. ("Morningstar" or the "Index Provider"). The inception date of the Index was June 30, 1997. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. At the annual rebalance date each June, the Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange, the NYSE MKT or NASDAQ(R)) that have been selected through the application of Morningstar's proprietary multi-step screening process. As of March 31, 2013, the Index was comprised of 99 component securities.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

HEALTH CARE COMPANIES RISK. The Fund invests in health care companies. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND -- FDL
--------------------------------------------------------------------------------

TELECOMMUNICATIONS SECTOR RISK. The Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

UTILITIES COMPANIES RISK. The Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                 -10.64%
                       2008                 -31.71%
                       2009                  14.24%
                       2010                  16.05%
                       2011                  14.44%
                       2012                   9.14%

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 26.37% and -25.26%, respectively, for the quarters ended June 30, 2009 and March 31, 2009. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND -- FDL
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (3/9/2006)
     Return Before Taxes                                                        9.14%            2.49%            2.97%
     Return After Taxes on Distributions                                        7.70%            0.98%            1.50%
     Return After Taxes on Distributions and Sale of Shares                     5.93%            1.16%            1.63%
     Morningstar(R) Dividend Leaders Index(SM)                                  9.76%            3.03%            3.47%
     S&P 500(R) Index                                                          16.00%            1.66%            3.88%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMMARY INFORMATION
              FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.28%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.68%
           Fee Waiver and Expense Reimbursement (1)                       0.08%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $252               $471              $1,102

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

--------------------------------------------------------------------------------
          FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND -- QQEW
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider"). The NASDAQ-100 Equal Weighted Index(SM) is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The inception date of the Index was June 20, 2005.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those of companies involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be

--------------------------------------------------------------------------------
          FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND -- QQEW
--------------------------------------------------------------------------------

bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TECHNOLOGY COMPANIES RISK. The Fund invests in technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND--TOTAL RETURNS


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   9.74%
                       2008                 -43.96%
                       2009                  59.54%
                       2010                  21.25%
                       2011                  -2.77%
                       2012                  14.86%

--------------------------------------------------------------------------------
          FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND -- QQEW
--------------------------------------------------------------------------------

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 21.82% and -27.75%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (4/19/2006)
     Return Before Taxes                                                       14.86%            3.90%            4.42%
     Return After Taxes on Distributions                                       14.41%            3.72%            4.29%
     Return After Taxes on Distributions and Sale of Shares                     9.65%            3.24%            3.75%
     NASDAQ-100 Equal Weighted Index(SM)                                       15.45%            4.56%            5.06%
     NASDAQ-100 Index(R)                                                       18.34%            5.90%            7.41%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
           FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.36%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.76%
           Fee Waiver and Expense Reimbursement (1)                       0.16%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $267               $504              $1,186

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND -- QQXT
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark ("ICB") classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The inception date of the Index was February 22, 2006 and the inception date of the NASDAQ-100 Index(R) was January 31, 1985. The Index began with a base value of 1000.00. As of March 31, 2013, the Index was comprised of 56 component securities.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER SERVICES COMPANIES RISK. The Fund invests in the securities of consumer services companies. Consumer services companies provide services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer services in the marketplace.

HEALTH CARE COMPANIES RISK. The Fund invests in health care companies. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND -- QQXT
--------------------------------------------------------------------------------

result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -43.09%
                       2009                  46.74%
                       2010                  20.64%
                       2011                  -1.08%
                       2012                  20.31%

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND -- QQXT
--------------------------------------------------------------------------------

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 21.76% and -27.41%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (2/8/2007)
     Return Before Taxes                                                       20.31%            3.70%            4.14%
     Return After Taxes on Distributions                                       19.75%            3.49%            3.97%
     Return After Taxes on Distributions and Sale of Shares                    13.20%            3.05%            3.46%
     NASDAQ-100 Ex-Tech Sector Index(SM)                                       20.91%            4.34%            4.79%
     Russell 1000(R) Index                                                     16.42%            1.92%            2.10%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
            FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.25%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.65%
           Fee Waiver and Expense Reimbursement (1)                       0.05%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $247               $459              $1,071

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

--------------------------------------------------------------------------------
        FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND -- QTEC
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The inception date of the Index was February 22, 2006 and the inception date of the NASDAQ-100 Index(R) was January 1, 1985. On March 31, 2013, there were 100 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

--------------------------------------------------------------------------------
        FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND -- QTEC
--------------------------------------------------------------------------------

SEMICONDUCTOR COMPANIES RISK. The Fund invests in companies primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   7.66%
                       2008                 -45.26%
                       2009                  79.89%
                       2010                  21.92%
                       2011                  -5.75%
                       2012                   8.02%

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 22.52% and -27.70%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
        FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND -- QTEC
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (4/19/2006)
     Return Before Taxes                                                        8.02%            4.10%            4.16%
     Return After Taxes on Distributions                                        7.70%            3.98%            4.07%
     Return After Taxes on Distributions and Sale of Shares                     5.21%            3.45%            3.54%
     NASDAQ-100 Technology Sector Index(SM)                                     8.70%            4.79%            4.81%
     S&P 500(R) Index                                                          16.00%            1.66%            3.48%
     S&P 500 Information Technology Index                                      14.82%            3.57%            5.45%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
           FIRST TRUST NASDAQ(R) ABA(R) COMMUNITY BANK INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.64%
                                                                        --------
           Total Annual Fund Operating Expenses                           1.04%
           Fee Waiver and Expense Reimbursement (1)                       0.44%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $317               $618              $1,475

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) ABA(R) COMMUNITY BANK INDEX(SM) FUND -- QABA
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is jointly owned and was developed by The NASDAQ OMX Group, Inc. (the "Index Provider") and American Bankers Association (the "ABA"). The Index is calculated and maintained by the Index Provider.

For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R), excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Corporation (the "FDIC"). Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index have a market capitalization of at least $200 million and as of March 31, 2013, there were 108 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

COMMUNITY BANK RISK. The Fund invests in the securities of community banks. Such companies have been significantly affected by the downturn in the U.S. and world economies that began with a significant decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business.

Business activity across a wide range of industries and regions has been greatly reduced, and local governments and many businesses are experiencing serious difficulty due to the lack of consumer spending and the lack of liquidity in the credit markets. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) ABA(R) COMMUNITY BANK INDEX(SM) FUND -- QABA
--------------------------------------------------------------------------------

result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2010                 12.77%
                       2011                 -6.48%
                       2012                 13.52%

During the three-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 20.66% and -21.25%, respectively, for the quarters ended December 31, 2011 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) ABA(R) COMMUNITY BANK INDEX(SM) FUND -- QABA
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year      Since Inception
                                                                                              (6/29/2009)
     Returns Before Taxes                                                      13.52%            8.95%
     After Taxes on Distributions                                              12.73%            8.35%
     After Taxes on Distributions and Sale of Shares                            8.78%            7.36%
     NASDAQ OMX(R) ABA Community Bank Index(SM)                                14.24%            9.66%
     Russell 3000(R) Index                                                     16.42%           15.97%
     S&P Composite 1500 Financials Sector Index                                26.97%           11.84%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
        FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.58%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.98%
           Fee Waiver and Expense Reimbursement (1)                       0.38%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $306               $594              $1,413

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

--------------------------------------------------------------------------------
    FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND -- QCLN
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider") and Clean Edge, Inc. The Index is a modified market capitalization-weighted index in which larger companies receive a larger Index weighting and includes caps to prevent high concentrations among larger alternative energy stocks. The Index is an equity index designed to track the performance of clean-energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries.

The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The inception date of the Index was November 17, 2006. The Index began with a base value of 250.00. The number of holdings in the Index may vary, but as of March 31, 2013, the Index was comprised of 37 component securities.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CLEAN ENERGY COMPANIES RISK. The Fund invests in renewable and alternative energy companies. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of clean energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS COMPANIES RISK. The Fund invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical -equipment and -components, industrial products, manufactured housing and tele-com-munications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government -regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

--------------------------------------------------------------------------------
    FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND -- QCLN
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TECHNOLOGY COMPANIES RISK. The Fund invests in technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
    FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND -- QCLN
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -63.74%
                       2009                  43.79%
                       2010                   2.05%
                       2011                 -41.23%
                       2012                  -0.50%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 30.69% and -40.98%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (2/8/2007)
     Return Before Taxes                                                       -0.50%          -20.82%          -11.71%
     Return After Taxes on Distributions                                       -0.94%          -20.89%          -11.77%
     Return After Taxes on Distributions and Sale of Shares                    -0.34%          -16.18%           -9.46%
     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)                            -1.32%          -20.51%          -11.32%
     Russell 2000(R) Index                                                     16.35%            3.56%            2.10%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

--------------------------------------------------------------------------------
    FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND -- QCLN
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                 FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.21%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.61%
           Fee Waiver and Expense Reimbursement (1)                       0.01%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $239               $442              $1,028

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

--------------------------------------------------------------------------------
             FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND -- FBT
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by NYSE Arca ("NYSE Arca" or the "Index Provider"). The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. The Index was established with a benchmark value of 200.00 on October 18, 1991. Real-time publication of the Index began on April 1, 1992. The Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The companies that comprise the Index trade on various exchanges. As of March 31, 2013, the Index was composed of 20 companies.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

BIOTECHNOLOGY/PHARMACEUTICAL COMPANIES RISK. Biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

HEALTH CARE COMPANIES RISK. The Fund invests in health care companies. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
             FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND -- FBT
--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index. SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   3.65%
                       2008                 -18.33%
                       2009                  44.87%
                       2010                  36.90%
                       2011                 -16.36%
                       2012                  40.91%

--------------------------------------------------------------------------------
             FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND -- FBT
--------------------------------------------------------------------------------

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 32.14% and -24.61%, respectively, for the quarters ended September 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (6/19/2006)
     Return Before Taxes                                                       40.91%           13.81%           13.82%
     Return After Taxes on Distributions                                       40.91%           13.71%           13.75%
     Return After Taxes on Distributions and Sale of Shares                    26.59%           12.06%           12.22%
     NYSE Arca Biotechnology Index(SM)                                         41.74%           14.49%           14.51%
     NASDAQ(R) Biotechnology Index                                             32.29%           11.84%           11.49%
     S&P 500(R) Index                                                          16.00%            1.66%            4.38%
     S&P Composite 1500 Health Care Index                                      18.35%            5.10%            6.94%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                        FIRST TRUST S&P REIT INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.30%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.20%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.50%
           Fee Waiver and Expense Reimbursement (1)                       0.00%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.50%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.50% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $51               $206               $384               $899

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.50% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND -- FRI
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices, LLC ("S&P" or the "Index Provider"). Generally, REITs are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral.

The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Global REIT Index contains more than 264 constituents from more than 15 countries and serves as the universe from which constituents of other property indices may be drawn.

The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of March 31, 2013, the Index is comprised of 127 companies and covers approximately 89% of the U.S. REIT market (based on capitalization).

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INTEREST RATE RISK. The Fund is subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates. MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REAL ESTATE INVESTMENT RISK. The Fund invests in real estate companies, including real estate investment trusts ("REITs"). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND -- FRI
--------------------------------------------------------------------------------

expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND -- FRI
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -38.87%
                       2009                  28.00%
                       2010                  27.73%
                       2011                   7.90%
                       2012                  17.39%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 34.45% and -39.18%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (5/8/2007)
     Return Before Taxes                                                       17.39%            4.83%            0.43%
     Return After Taxes on Distributions                                       16.46%            3.96%           -0.46%
     Return After Taxes on Distributions and Sale of Shares                    11.29%            3.58%           -0.20%
     S&P United States REIT Index*                                             17.99%             N/A              N/A
     Russell 3000(R) Index                                                     16.42%            2.04%            1.45%
     FTSE EPRA/NAREIT North America Index                                      18.14%            5.24%            1.02%

    * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND -- FRI
--------------------------------------------------------------------------------

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                     FIRST TRUST STRATEGIC VALUE INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index").

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.50%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.33%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.83%
           Fee Waiver and Expense Reimbursement (1)                       0.18%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                 Fee Waiver and Expense Reimbursement                     0.65%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $66               $286               $539              $1,265

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.65% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

--------------------------------------------------------------------------------
                 FIRST TRUST STRATEGIC VALUE INDEX FUND -- FDV
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Credit Suisse Securities
(USA) LLC and Credit Suisse Group AG (collectively, the "Index Provider"). In constructing the Index, the Index Provider utilizes HOLT, a proprietary methodology that offers unique insights into corporate performance and valuation. The HOLT methodology aims to convert accounting data into cash, as measured by Cash Flow Return on Investment (CFROI(R)), to closely reflect a company's true economic performance and enable comparisons across sectors and regions and over time. The stocks in the eligible universe of the Index are ranked according to the HOLT proprietary valuation scoring model. The 50 stocks that comprise the Index have the highest HOLT valuation score that meet liquidity and tradeability requirements. The stocks in the Index are equally weighted initially and on each rebalancing effective date. The Index is rebalanced on a quarterly basis. The inception date of the Index was June 14, 2010.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

ENERGY COMPANIES RISK. The Fund invests in energy companies. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

FINANCIAL SERVICES COMPANIES RISK. The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those of companies involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

--------------------------------------------------------------------------------
                 FIRST TRUST STRATEGIC VALUE INDEX FUND -- FDV
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Therefore, the Fund's performance and historical returns shown for the periods prior to June 18, 2010 are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. The inception date of the Index was June 14, 2010. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST STRATEGIC VALUE INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  10.26%
                       2008                 -37.23%
                       2009                  39.43%
                       2010                  14.04%
                       2011                  -2.94%
                       2012                  17.45%

--------------------------------------------------------------------------------
                 FIRST TRUST STRATEGIC VALUE INDEX FUND -- FDV
--------------------------------------------------------------------------------

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 20.75% and -22.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (7/6/2006)
     Return Before Taxes                                                       17.45%            2.62%            5.20%
     Return After Taxes on Distributions                                       16.70%            2.00%            4.64%
     Return After Taxes on Distributions and Sale of Shares                    11.32%            1.85%            4.14%
     Credit Suisse U.S. Value Index, Powered by HOLT(TM)*                      18.29%             N/A              N/A
     S&P 500(R) Index                                                          16.00%            1.66%            3.97%
     S&P 500 Value Index                                                       17.68%           -0.15%            2.09%

    * On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). The Fund's new underlying index had an inception date of June 14, 2010 and was not in existence for all of the periods disclosed.

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                         FIRST TRUST US IPO INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.61%
                                                                        --------
           Total Annual Fund Operating Expenses                           1.01%
           Fee Waiver and Expense Reimbursement (1)                       0.41%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $312               $606              $1,444

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

--------------------------------------------------------------------------------
                      FIRST TRUST US IPO INDEX FUND -- FPX
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by IPOX(R) Schuster LLC ("IPOX(R)" or the "Index Provider"). The Index is a modified, value-weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") in the IPOX(R) Global Composite Index. The Index is derived by ranking the applicable stocks by total market capitalization, which is the total number of shares outstanding times closing price. The inception date of the Index was January 3, 1989.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

ENERGY COMPANIES RISK. The Fund invests in energy companies. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

IPO RISK. The Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading. These stocks may have exhibited above-average price appreciation in connection with the initial public offering prior to inclusion in the Index. The price of stocks included in the Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

--------------------------------------------------------------------------------
                      FIRST TRUST US IPO INDEX FUND -- FPX
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund will lose money if the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST US IPO INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  14.53%
                       2008                 -43.88%
                       2009                  44.93%
                       2010                  18.28%
                       2011                   3.11%
                       2012                  30.01%

--------------------------------------------------------------------------------
                      FIRST TRUST US IPO INDEX FUND -- FPX
--------------------------------------------------------------------------------

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 19.72% and -26.27%, respectively, for the quarters ended March 31, 2012 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2011

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (4/12/2006)
     Return Before Taxes                                                       30.01%            5.22%            7.63%
     Return After Taxes on Distributions                                       29.47%            4.78%            7.29%
     Return After Taxes on Distributions and Sale of Shares                    19.48%            4.20%            6.43%
     IPOX(R)-100 U.S. Index                                                    30.77%            5.88%            8.30%
     Russell 3000(R) Index                                                     16.42%            2.04%            3.83%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Stan Ueland who has served since 2006.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.50%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.37%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.87%
           Fee Waiver and Expense Reimbursement (1)                       0.17%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $72               $300               $562              $1,312

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 304% of the average value of its portfolio.

--------------------------------------------------------------------------------
           FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND -- FVL
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Value Line(R) Publishing, Inc. ("Value Line(R)" or the "Index Provider"). The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). The Index is comprised of securities of companies that are listed on a U.S. exchange. The inception date of the Index was January 16, 2007. The Ranking System was introduced in its present form in 1965. Each week, Value Line(R) screens a wide array of data, using a series of proprietary calculations, such as long-term earnings and price trends, recent company earnings and price performance and earnings relative to expectations, to assign a Timeliness(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe, representing more than 90 industries, from #1 (highest) to #5 (lowest) based on their expected price performance relative to the other stocks in the universe over the following six to 12 months. At any one time, only 100 stocks are ranked #1 in the Ranking System. As of March 31, 2013, the Index was comprised of 100 component securities.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
           FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND -- FVL
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past nine years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. The Fund commenced operations as First Trust Value Line(R) 100 Fund, a closed-end fund, on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2004                  13.05%
                       2005                  11.86%
                       2006                   4.60%
                       2007                  19.91%
                       2008                 -48.30%
                       2009                  12.74%
                       2010                  29.50%
                       2011                  -7.92%
                       2012                   8.53%

During the nine-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 17.21% and -29.04%, respectively, for the quarters ended December 31, 2011 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years     Since Inception
                                                                                                               (6/12/2003)
     Return Before Taxes                                                        8.53%           -5.48%            2.99%
     Return After Taxes on Distributions                                        8.09%           -5.60%            1.84%
     Return After Taxes on Distributions and Sale of Shares                     5.54%           -4.64%            2.07%
     Value Line(R) 100 Index(TM)*                                               9.39%           -4.70%             N/A
     Russell 3000(R) Index                                                     16.42%            2.04%            6.46%

    * On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period.

--------------------------------------------------------------------------------
           FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND -- FVL
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Daniel Lindquist and Stan Ueland, who have served since 2004 and 2006, respectively.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                 FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index(TM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                 0.50%
           Distribution and Service (12b-1) Fees                           0.00%
           Other Expenses                                                  0.28%
                                                                         -------
           Total Annual Fund Operating Expenses                            0.78%
           Fee Waiver and Expense Reimbursement (1)                        0.08%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $72               $284               $525              $1,219

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND -- FVD
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Value Line(R) Publishing, Inc. (the "Index Provider"). The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) ("Value Line(R)") gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation.

The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The inception date of the Index was July 3, 2006. On March 31, 2013, there were 187 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER SERVICES COMPANIES RISK. The Fund invests in the securities of consumer services companies. Consumer services companies provide services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer services in the marketplace.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

UTILITIES COMPANIES RISK. The Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND -- FVD
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past nine years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. The Fund commenced operations as First Trust Value Line(R) Dividend Fund, a closed-end fund, on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2004                   18.78%
                       2005                    6.59%
                       2006                   20.11%
                       2007                   -3.42%
                       2008                  -24.17%
                       2009                   19.58%
                       2010                   16.08%
                       2011                    9.03%
                       2012                   11.17%

During the nine-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 14.54% and -16.42%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years     Since Inception
                                                                                                               (8/19/2003)
     Return Before Taxes                                                       11.17%            4.99%            7.61%
     Return After Taxes on Distributions                                       10.05%            3.90%            5.88%
     Return After Taxes on Distributions and Sale of Shares                     7.25%            3.59%            5.66%
     Value Line(R) Dividend Index(TM)*                                         12.09%            5.81%             N/A
     S&P 500(R) Index                                                          16.00%            1.66%            5.98%
     Dow Jones U.S. Select Dividend Index(SM)                                  10.84%            2.49%             N/A

    * On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND -- FVD
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception, with the exception of Daniel Lindquist and Stan Ueland, who have served since 2004 and 2006, respectively.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.50%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 1.35%
                                                                        --------
           Total Annual Fund Operating Expenses                           1.85%
           Fee Waiver and Expense Reimbursement (1)                       1.15%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $72               $475               $955              $2,280

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.

--------------------------------------------------------------------------------
         FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND -- FVI
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Value Line(R) Publishing, Inc. ("Value Line(R)" or the "Index Provider"). The Index is designed to objectively identify and select those stocks from the Value Line(R) 1700 universe of stocks across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies with capital appreciation potential. The inception date of the Index was May 1, 2006. On March 31, 2013, there were 149 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

--------------------------------------------------------------------------------
         FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND -- FVI
--------------------------------------------------------------------------------

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   4.65%
                       2008                 -35.45%
                       2009                  34.15%
                       2010                  19.85%
                       2011                  -9.56%
                       2012                   8.76%

During the six-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 18.63% and -21.19%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years     Since Inception
                                                                                                               (12/5/2006)
     Return Before Taxes                                                        8.74%            0.41%            0.91%
     Return After Taxes on Distributions                                        7.95%           -0.12%            0.40%
     Return After Taxes on Distributions and Sale of Shares                     5.67%            0.03%            0.46%
     Value Line(R) Equity Allocation Index(TM)                                  9.64%            1.33%            1.75%
     Russell 3000(R) Index                                                     16.42%            2.04%            2.54%

MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

--------------------------------------------------------------------------------
         FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND -- FVI
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                             INVESTMENT STRATEGIES

Each Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index (each Fund's corresponding equity index is referred to herein as an "Index," and together, as the "Indices;" the provider of each Fund's Index is referred to herein as an "Index Provider" and collectively, as the "Index Providers").

Each Fund will normally invest at least 90% of its net assets in common stocks that comprise each Fund's respective Index. Each Fund's investment objective (with the exception of the First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund), the 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. As non-fundamental policies, each Fund's investment objective (with the exception of the First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund), the 90% investment strategy and each of the policies described herein require 60 days' prior written notice to shareholders before they can be changed. With respect to each of the First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund, the investment objective is a fundamental policy that may be changed only with shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objectives and Policies."

In seeking to achieve each Fund's investment objective, the Fund generally will invest in all of the securities comprising its Index, in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a Fund may purchase a sample of stocks in its Index. There may also be instances in which First Trust may choose to overweight certain stocks in the applicable Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. A Fund may sell stocks that are represented in its Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI and on the Funds' website at www.ftportfolios.com.

SECURITIES LENDING
Currently, the First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund and First Trust US IPO Index Fund expect to lend securities representing up to 20% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. In the future, the remaining Funds may also engage in this practice. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

CONCENTRATION RISK. A Fund will be concentrated in the securities of an individual industry if the Fund's corresponding Index is concentrated in an individual industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.

DEPOSITARY RECEIPTS RISK. In addition to the risks above in "Principal Risks -- Depositary Receipts Risk," an investment in Depositary Receipts involves further risks due to certain features of Depositary Receipts. Depositary Receipts are usually in the form of ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary.

Holders of Depositary Receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the equity shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipt. Moreover, if Depositary Receipts are converted into equity shares, the laws in certain countries may limit the ability of a non-resident to trade the equity shares and to reconvert the equity shares to Depositary Receipts.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts may be unregistered and unlisted. A Fund's investments may also include Depositary Receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of Depositary Receipts and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. First Trust has entered into an agreement with the Trust in which First Trust has agreed to waive certain fees and/or reimburse such Funds for expenses exceeding an agreed upon amount. This agreement may be terminated by the Trust on behalf of the Funds at any time and by First Trust only after April 30, 2014 upon 60 days' written notice. First Trust is also entitled to recoup from the applicable Funds any waived fees or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the applicable Fund's returns.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of that Fund's Index.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the "Intellectual Property") in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

MARKET MAKER RISK. Certain of the Funds, especially those with lower average daily trading volumes, may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which such Fund's shares are trading on the Exchange. This could result in a decrease in value of a Fund's shares.

NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves other risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

PASSIVE INVESTMENT RISK. No Fund is actively managed. A Fund may be affected by a general decline in certain market segments relating to its Index. A Fund invests in securities included in or representative of its Index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

SECURITIES LENDING RISK. Currently, certain of the Funds expect to lend securities representing up to 20% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. In the future, the remaining Funds may also engage in this practice. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

SMALLER COMPANY RISK. Certain Funds invest in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES
Although shares of each Fund are listed for trading on NASDAQ(R) or NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an Exchange may be halted due to market conditions or for reasons that, in the view of such Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. Due to the small asset size of some of the Funds, these Funds are more likely to have difficulty maintaining their listing on a given Exchange.

FLUCTUATION OF NET ASSET VALUE
The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on an Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained.

                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.

                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P. ("First Trust"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to 16 mutual fund portfolios, seven exchange-traded funds (including the Trust) consisting of 75 series and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. For the First Trust CBOE S&P 500 VIX Tail Hedge Fund, John Gambla and Rob A. Guttschow also serve on the Investment Committee. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund's investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and is now a Managing Director of First Trust and FTP. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is the Chief Investment Officer and a Managing Director of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Senior Vice President of First Trust and FTP since September 2010. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Mr. Gambla and Mr. Guttschow are Senior Portfolio Managers of First Trust and FTP and joined First Trust in July 2011. Prior to joining First Trust, Mr. Gambla and Mr. Guttschow were Co-Chief Investment Officers at Nuveen HydePark Group LLC. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds.

The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also shows the amounts paid by the Funds to First Trust for the fiscal year ended December 31, 2012 (net of expense reimbursements) as a percentage of average daily net assets. A discussion regarding the Board's approval of the renewal of the Investment Management Agreement for all Funds (with the exception of First Trust CBOE S&P 500 VIX Tail Hedge Fund) is available in the Funds' most recent Semi-Annual Report to Shareholders. A discussion regarding the Board's approval of the Investment Management Agreement for First Trust CBOE S&P 500 VIX Tail Hedge Fund is available in the Funds' Annual Report to Shareholders for the period ended December 31, 2012.

                                                                                                                    MANAGEMENT FEE
                                                              ANNUAL             ANNUAL                          PAID FOR THE PERIOD
                                                          MANAGEMENT FEE      EXPENSE CAP        EXPENSE CAP       ENDED 12/31/12
                                                          (% OF AVERAGE      (% OF AVERAGE       TERMINATION       (% OF AVERAGE
FUND                                                    DAILY NET ASSETS)  DAILY NET ASSETS)         DATE         DAILY NET ASSETS)
------------------------------------------------------  -----------------  -----------------  -----------------  -------------------
First Trust CBOE S&P 500 VIX Tail Hedge Fund                   0.60%            0.60%              N/A                 0.60%
First Trust Dow Jones Internet Index(SM) Fund                  0.40%            0.60%         April 30, 2014           0.40%
First Trust Dow Jones Select MicroCap Index(SM) Fund           0.50%            0.60%         April 30, 2014           0.34%
First Trust ISE Chindia Index Fund                             0.40%            0.60%         April 30, 2014           0.27%
First Trust ISE-Revere Natural Gas Index Fund                  0.40%            0.60%         April 30, 2014           0.37%
First Trust ISE Water Index Fund                               0.40%            0.60%         April 30, 2014           0.37%
First Trust Morningstar Dividend Leaders Index Fund            0.30%            0.45%         April 30, 2014           0.24%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund           0.40%            0.60%         April 30, 2014           0.32%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund     0.40%            0.60%         April 30, 2014           0.24%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund        0.40%            0.60%         April 30, 2014           0.35%
First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund        0.40%            0.60%         April 30, 2014           0.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM)     0.40%            0.60%         April 30, 2014           0.02%
First Trust NYSE Arca Biotechnology Index Fund                 0.40%            0.60%         April 30, 2014           0.39%
First Trust S&P REIT Index Fund                                0.30%            0.50%         April 30, 2014           0.30%
First Trust Strategic Value Index Fund                         0.50%            0.65%         April 30, 2014           0.32%
First Trust US IPO Index Fund                                  0.40%            0.60%         April 30, 2014           0.00%
First Trust Value Line(R) 100 Exchange-Traded Fund             0.50%            0.70%         April 30, 2014           0.33%
First Trust Value Line(R) Dividend Index Fund                  0.50%            0.70%         April 30, 2014           0.42%
First Trust Value Line(R) Equity Allocation Index Fund         0.50%            0.70%         April 30, 2014           0.00%

Each Fund (with the exception of First Trust CBOE S&P 500 VIX Tail Hedge Fund) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to each Fund's Index, any distribution or service fees, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) (the "Expense Cap") from exceeding the Expense Cap listed above, at least through the Expense Cap termination date listed above. Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

For First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of the Fund's average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding distribution fees, if any, brokerage expense, taxes, interest, acquired fund fees and other extraordinary expenses. First Trust CBOE S&P 500 VIX Tail Hedge Fund does not have an Expense Cap.

                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.


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BOOK ENTRY
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES
The trading prices of shares of a Fund on the applicable Exchange may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The applicable Exchange intends to disseminate the approximate value of shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the net asset value per share of the Funds because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of shares of the Funds and the Funds do not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES
The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share generally for a basket of securities intended to mirror such Fund's portfolio, plus a small amount of cash, and the shares may be purchased and sold on the applicable Exchange at prevailing market prices. The Board noted that a Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including: dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains. With respect to trades directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as noted above) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of shares to cover the custodial and other costs incurred by the Funds in executing in-kind trades, and with respect to the redemption fees, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income of the Funds, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS
Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS
The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from the Trust may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gain rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investments trusts for federal income tax purposes) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Distributions with respect to shares in real estate investment trusts are qualifying dividends only

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in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Funds will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

DIVIDENDS RECEIVED DEDUCTION
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

SALE OF SHARES
If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

NON-U.S. TAX CREDIT
Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gains income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that a Fund makes certain elections and certain other conditions are met. Distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2014.

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INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS
If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to

U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 30, 2014. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. net asset value is calculated for a Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on NASDAQ(R) and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's

"fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by a Fund that may differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

Valuing a Fund's securities using fair value pricing will result in using prices for those securities that may differ from current market quotations or official closing prices on the applicable exchange. Use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by its Index, which, in turn, could result in a difference between such Fund's performance and the performance of its Index.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase ore sell the shares of a Fund, the value of such Fund's securities may change on the days when investors are not able to purchase or sell the shares of such Fund.

The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund's Index may adversely affect such Fund's ability to track its Index.

                             FUND SERVICE PROVIDERS

The Bank of New York Mellon Corporation is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

                                INDEX PROVIDERS

The Index that a Fund seeks to track is compiled by the applicable Index Provider. The Index Provider is not affiliated with the Funds or First Trust. A Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with each Index Provider. With the exception of the First Trust Strategic Value Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund, each Index Provider or its agent also serves as calculation agent for the applicable Index (each, an "Index Calculation Agent"). NYSE Arca has assumed the role of Index Calculation Agent for each of First Trust Strategic Value Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund and their applicable Indices. Each Index Calculation Agent is responsible for the management of the day-to-day operations of the applicable Index, including calculating the value of such Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions resulting in Index adjustments.

                                  DISCLAIMERS

First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND
"S&P(R)" is a registered trademark of Standard and Poor's Financial Services LLC ("SPFS"); "Dow Jones(R)" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC. "S&P 500(R)" is a registered trademark of SPFS; "CBOE(R)", "Chicago Board Options Exchange(R)", "CBOE Volatility Index(R)" and "VIX(R)" are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, DOW JONES, SPFS, THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, "S&P") OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES ("CBOE"). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN

SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE VIX TAIL HEDGE (THE "INDEX") TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("LICENSEE") IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
The "Dow Jones Internet Composite Index(SM)" and "Dow Jones Select MicroCap Index(SM)" are products of S&P Dow Jones Indices, LLC ("SPDJI"), and have been licensed for use. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones(R), Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"). The foregoing marks have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates. SPDJI, Dow Jones and their respective affiliates make no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund particularly. The only relationship of SPDJI, Dow Jones or any of their respective affiliates to the Licensee with respect to the Indexes is the licensing of certain trademarks, trade names and service marks and of the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index which are determined, composed and calculated by SPDJI without regard to First Trust, First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. SPDJI and Dow Jones have no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund into consideration in determining, composing or calculating the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index. SPDJI, Dow Jones and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund to be issued or in the determination or calculation of the equation by which the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund are to be converted into cash. SPDJI, Dow Jones and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund.

SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND OR FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF


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THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX(SM)
OR ANY DATA INCLUDED THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

FIRST TRUST ISE CHINDIA INDEX FUND
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
FIRST TRUST ISE WATER INDEX FUND
The Funds are not sponsored, endorsed, sold or promoted by International Securities Exchange, LLC, as Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Provider's only relationship to First Trust is the licensing of certain trademarks and trade names of the Index Provider and of the Indexes which are determined, composed and calculated by the Index Provider without regard to First Trust or the Funds. The Index Provider has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE INDEX PROVIDER AND FIRST TRUST.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANT-ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND -LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

First Trust Morningstar Dividend Leaders Index Fund is not sponsored, endorsed, sold or promoted by Morningstar Inc. Morningstar makes no representation or warranty, express or implied, to the owners of the First Trust Morningstar Dividend Leaders Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Morningstar Dividend Leaders Index Fund in particular or the ability of the Morningstar Dividend Leaders Index(SM) to track general stock market performance. Morningstar's only relationship to First Trust is the licensing of:
(i) certain service marks and service names of Morningstar; and (ii) the Morningstar Dividend Leaders Index(SM) which is determined, composed and calculated by Morningstar without regard to First Trust or the First Trust Morningstar Dividend Leaders Index Fund. Morningstar has no obligation to take the needs of First Trust or the owners of First Trust Morningstar Dividend Leaders Index Fund into consideration in determining, composing or calculating the Morningstar Dividend Leaders Index(SM). Morningstar is not responsible for and has not participated in the determination of the prices and amount of the First Trust Morningstar Dividend Leaders Index Fund or the timing of the issuance or sale of


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the First Trust Morningstar Dividend Leaders Index Fund or in the determination or calculation of the equation by which the First Trust Morningstar Dividend Leaders Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the First Trust Morningstar Dividend Leaders Index Fund.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM), the NASDAQ-100 Ex-Tech Sector Index(SM) and the NASDAQ-100 Technology Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Funds is in the licensing of the NASDAQ(R), NASDAQ OMX(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) and NASDAQ-100 Technology Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) and the NASDAQ-100 Technology Sector Index(SM) which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Funds. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) or the NASDAQ-100 Technology Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS
TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND
The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX(R) ABA Community Bank Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R), American Bankers Association, ABA, and NASDAQ OMX(R) ABA Community Bank Index(SM) trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ OMX ABA Community Bank Index(SM) which is determined and composed by the Corporations without regard to Licensee or the Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX(R) ABA Community Bank Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE


                                       94
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OBTAINED BY FIRST TRUST OR THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR
ENTITY FROM THE USE OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

All price history data for the NASDAQ OMX(R) ABA Community Bank Index(SM) prior to its dissemination date, June 8, 2009 is indicative and NASDAQ OMX(R) makes no guarantee of the accuracy of back-tested data.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND
The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R), Clean Edge(R) or their affiliates (NASDAQ(R) and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) to track general stock market or sector performance. The Corporations' relationship to First Trust, with respect to the Fund, consists of: (i) the licensing of certain indexes, trade names, trademarks, and service marks and other proprietary data; (ii) the listing and trading of certain exchange-traded funds; and (iii) the calculating of intra-day portfolio values for the Fund's shares. The Corporations neither recommend nor endorse any investment in the Index or the Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. Neither the Index nor the Fund should be construed as investment advice by the Corporations.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ(R) and Clean Edge(R) are not affiliates, but jointly own the Index and have cross-licensed to one another the rights in their respective marks in connection with the Index.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of shares of the Fund.

NYSE EURONEXT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NYSE EURONEXT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST S&P REIT INDEX FUND
The S&P United States REIT Index is a product of S&P Dow Jones Indices, LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC, Dow Jones(R) is a trademark of Dow Jones Trademark Holdings, LLC ("Dow Jones"). The foregoing marks have been licensed for use by SPDJI and sublicensed by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, DOW JONES AND/OR ITS AFFILIATES (COLLECTIVELY, "SPDJI"). SPDJI DOES NOT MAKE ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P UNITED STATES REIT INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. SPDJI'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P UNITED STATES REIT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY SPDJI WITHOUT REGARD TO FTA OR THE FUND. SPDJI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P UNITED STATES REIT INDEX. SPDJI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. SPDJI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

SPDJI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTA, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

FIRST TRUST STRATEGIC VALUE INDEX FUND
"HOLT," "Credit Suisse" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Securities (USA) LLC, Credit Suisse Group AG or one of its affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust Advisors L.P. Credit Suisse has no responsibility or liability for the timing, pricing, investments or trading of the First Trust Strategic Value Index Fund or its shares. First Trust Strategic Value Index Fund is not sponsored, endorsed, sold, promoted, managed or administered by Credit Suisse. CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN FIRST TRUST STRATEGIC VALUE INDEX FUND OR IN SECURITIES GENERALLY, THE RESULTS TO BE OBTAINED FROM THE USE OF THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM), THE ACCURACY OR COMPLETENESS OF THE INDEX, ANY DATA INCLUDED THEREIN OR ANY CALCULATION THEREOF, OR OTHERWISE. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY IN CONNECTION WITH THE FUND, INCLUDING BUT NOT LIMITED TO ANY LIABILITY FOR LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CREDIT SUISSE AND FIRST TRUST ON BEHALF OF THE FUND.

The Credit Suisse U.S. Value Index, Powered by HOLT(TM) is the exclusive property of Credit Suisse. The Credit Suisse U.S. Value Index, Powered by HOLT(TM) is compiled by Credit Suisse and maintained and calculated by Credit Suisse or a third party service provider. Credit Suisse may change the rules for the Index at any time, and neither Credit Suisse nor any service provider has any obligation to take the needs of any person into consideration in composing, determining or calculating the Credit Suisse U.S. Value Index, Powered by


                                       96
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HOLT(TM) (or causing the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to
be calculated). Neither Credit Suisse nor any service provider shall be liable (whether in negligence or otherwise) to any person for any error or omission in the Credit Suisse U.S. Value Index, Powered by HOLT(TM) or the calculation thereof and neither Credit Suisse nor any service provider shall be under any obligation to advise any person of any error therein.

FIRST TRUST US IPO INDEX FUND
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
VALUE LINE PUBLISHING LLC'S ("VLP") ONLY RELATIONSHIP TO FIRST TRUST IS VLP'S LICENSING TO FIRST TRUST OF CERTAIN VLP TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) 100 INDEX(TM), THE VALUE LINE(R) DIVIDEND INDEX(TM) AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX(TM) (THE "INDEXES"), WHICH ARE COMPOSED BY VLP WITHOUT REGARD TO FIRST TRUST, THE FIRST TRUST VALUE LINE(R)

100 EXCHANGE-TRADED FUND, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND AND THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (THE "PRODUCTS") OR ANY INVESTOR. VLP HAS NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR ANY INVESTOR IN THE PRODUCTS INTO CONSIDERATION IN COMPOSING THE INDEXES. THE PRODUCTS' RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEXES. VLP IS NOT RESPONSIBLE FOR HOW FIRST TRUST MAKES USE OF INFORMATION SUPPLIED BY VLP. VLP IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCTS OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCTS OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCTS ARE TO BE CONVERTED INTO CASH. VLP MAKES NO WARRANTY CONCERNING THE INDEXES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEXES OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE INDEXES WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLP ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEXES OR PRODUCTS. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCTS; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THESE PRODUCTS, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEXES OR THE PRODUCTS.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING LLC THAT ARE LICENSED TO FIRST TRUST. THE PRODUCTS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.


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                               INDEX INFORMATION

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

The Index is designed to track the performance of an S&P 500 stock portfolio (with dividends reinvested), and out-of-the-money call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. The Index is calculated as described below.

The VIX Index estimates the market's 30-day expected volatility on the S&P 500 by averaging the weighted prices of S&P 500 put and call options over a wide range of strike prices. The VIX Index is comprised of options rather than stocks, with the price of each option reflecting the market's expectation of future volatility. Like conventional stock indexes, the VIX Index employs rules for selecting component options and a formula to calculate index values.

INDEX CALCULATION
The Index consists of:

            o each of the equity securities in the S&P 500 (with dividends reinvested); and

            o an amount (0-1% of the Index portfolio) of one-month call options on the VIX Index, as determined below:

                  o Each month, on the day of the expiration of the options currently included in the Index, previously purchased options that are part of the Index are cash-settled and new options are purchased by the Index at the 10:00 am Central Time asking price. The percent of the Index allocated to call options on the VIX Index depends on the level of forward volatility of the S&P 500 at the next call expiration as measured by the opening price of VIX Index futures with the same expiration as the call options as follows:

                        o VIX Index futures less than or equal to 15, no call options on the VIX Index are purchased;

                        o VIX Index futures greater than 15 and less than or equal to 30, 1% of the portfolio is allocated to call options on the VIX Index;

                        o VIX Index futures greater than 30 and less than or equal to 50, 0.5% of portfolio is allocated to call options on the VIX Index; and

                        o VIX Index futures greater than 50, no call options on the VIX Index are purchased.

Historically, VIX Index futures have ranged in value from 0 to 100. As of the date of this prospectus, they have never exceeded a value of 100; however, during periods of sustained extreme volatility, values could exceed 100. Higher values of VIX Index futures indicate greater expected volatility in the S&P 500. Historically, deep market declines or "tail" occurrences have occurred more frequently during intermediate levels of expected volatility (around 30) on the VIX Index. These declines have rarely occurred at very low or very high levels of expected volatility; therefore, the Index will not purchase call options on the VIX Index when VIX Index futures are equal to or less than 15 and greater than 50.

Based on this methodology, between 99% and 100% of the Index will be comprised of each equity security in the S&P 500, and between 0% and 1% will be comprised of call options on the VIX Index.

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet. To be eligible for inclusion, a stock issued through an initial public offering must have a minimum of three months' trading history. Spinoffs require this history only if the parent stock has been trading for less than three months.

An Index-eligible stock must also have:

            o Three-month average market capitalization of at least $100 million; and

            o  Sufficient trading activity to pass liquidity tests.


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Index components are selected using an equally-weighted combination of market capitalization and trading volume (three-month averages for both factors). All stocks are ranked by float-adjusted market capitalization and then by share volume. The ranks are then summed in order to determine a company's score. Companies are then sorted in descending order of score and possible additions or deletions are determined by a company's position within either the Internet services sector or the Internet commerce sector.

The Index is weighted by market capitalization, subject to certain limitations. A stock's market value is limited to no more than 10% of the Index. Additionally, the aggregate weight of individual securities within the Dow Jones Internet Composite Index with weights of 4.5% or more is limited to 45% of the Index. A stock's market value is also limited to 10% of each of the sub-indexes, the Dow Jones Internet Commerce Index(SM) or the Dow Jones Internet Services Index(SM). These limitations are reviewed using pricing as of the Thursday prior to the second Friday of each March, June, September and December, with any changes taking effect at the close of trading on the third Friday, which means that it is possible for a stock to exceed a limitation between quarterly review cycles.

The Index was released by Dow Jones for circulation in February 1999. The composition of the Index is reviewed by Dow Jones quarterly and additions to or subtractions from the Index occur on the 3rd Friday of March, June, September and December, which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by Dow Jones and are available dating back to June 30, 1997. The base value of the Index was set at 100.00 as of the close of trading on June 30, 1998. The Index is modified capitalization weighted, adjusting for free float and to meet the following criteria:

            o The weight of any individual security is restricted to 10% of the Dow Jones Internet Composite Index.

            o The aggregate weight of individual securities with weights of 4.5% or more is restricted to 45%.

Currently, the Index consists of 40 common stocks. New components are not eligible to be displaced from the Index for a period of six months following their addition, except in cases of the companies being acquired. A non-component's score must rank 15th or higher in the Internet services sector and 10th or higher in the Internet commerce sector to be added. In such case, the lowest-ranking component will be deleted. A component ranking 45th or lower in the Internet services sector, or 25th or lower in the Internet commerce sector, will be deleted and replaced with the highest-ranking non-component. Dow Jones publishes the changes to the Index prior to the effective date of the change and on such effective date posts the changes on its website at www.djindexes.com. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

All stocks traded on the NYSE are ranked by full market capitalization, and then are divided into deciles containing equal numbers of securities. Deciles nine and ten are defined as microcaps. All stocks traded on the NYSE, the NYSE MKT and NASDAQ(R) whose market capitalizations are within or below the microcap range defined by the NYSE stocks are included in the selection universe.

Currently, the Index composition is determined by selecting stocks from the universe based on size, trading volume and financial indicators in the following manner:

         1. Eliminate from the selection universe any securities that do not meet all three of the following criteria:

            o  Within the top 1,000 stocks by full market capitalization

            o  Within the top 1,000 stocks by three-month dollar volume

            o  Within the top 1,500 stocks by one-month dollar volume

         2. Exclude stocks that rank within the bottom 20% of the filtered selection universe based on any one of the following factors:

            o  Trailing P/E ratio (highest are excluded)

            o  Trailing price/sales ratio (highest are excluded)


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            o  Per-share profit change for the previous quarter (lowest are excluded)

            o  Operating profit margin (lowest are excluded)

            o  Six-month total return (lowest are excluded)

Individual securities for which financial ratios or return data are not available are not subjected to the applicable screens. Accordingly, such securities will not be excluded from the Index merely because such data is not available.

The Index was released by Dow Jones for circulation in June 2005. The composition of the Index is reviewed by Dow Jones annually in August and additions to or subtractions from the Index occurs following this annual review. The shares outstanding and float factors are reconsidered by Dow Jones quarterly in March, June, September and December which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by Dow Jones and are available dating back to August 31, 1992. The base value of the Index was set at 100.00 as of that date. The Index is weighted based on float-adjusted market capitalization dating back to May 3, 2004. Prior to that date, the Index is weighted based on full market capitalization. Float-adjusted capitalization reflects what Dow Jones believes to be the outstanding shares minus non-publicly held shares multiplied by the market price. Full market capitalization represents the outstanding shares multiplied by the market price. Dow Jones believes that the change to the use of a float-adjusted capitalization, rather than full market capitalization, provides a better way to measure a company's impact on the markets. So as a result, companies with fewer publicly offered shares will have a smaller weighting in the Index.

Currently, the Index will consist of a maximum of 1,000 common stocks, less the stocks within the bottom 20% of the filtered selection universe based on any one of the five factors listed above.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE CHINDIA INDEX FUND

This Index is constructed in the following manner:

         1. Establish the universe of companies that are domiciled in either India or China and whose ADRs, ADSs and/or stocks are listed on a U.S. securities exchange.

         2. Remove companies that do not meet the Component Eligibility Requirements (as defined below).

         3. If a company has multiple share classes, include the most liquid issue for that company and remove the remaining classes.

         4. Rank the stocks in descending order by unadjusted market capitalization. Assign a numerical score to each stock based on its rank (e.g., first stock gets a "1").

         5. Rank the stocks in descending order by the average daily value of shares traded for the past three months. Assign a numerical score to each stock based on its rank.

         6. Determine the "combined liquidity score" of each stock by adding the scores assigned during each ranking process above.

         7. Within each country, rank the stocks by its "combined liquidity score."

         8. Select the top 25 stocks within each country by liquidity score. If less than 25 stocks are available for a country, then continue selecting stocks from the other country until a maximum of 50 stocks are selected.

         9. Weight the stocks according to the following methodology:

            a. Top three rank stocks in each country are weighted at 7% each;

            b. The next three stocks in each country are weighted at 4% each;

            c. The next three stocks in each country are weighted at 2% each;
               and

            d. The remaining stocks are then equally weighted.


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The Component Eligibility Requirements for the Index are as follows:

         1. A candidate must qualify as a "reported security" as defined in Rule 11Aa3-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and its common stock must be listed on the NYSE, the NYSE MKT or NASDAQ(R).

         2. The company must be domiciled in either India or China (excluding Taiwan).

         3. The company must be an operating company. Closed-end funds or exchange-traded funds are excluded.

         4. Each component security has a three-month average daily trading value of at least $1 million.

         5. Each component security has been listed for the last 60 consecutive days.

         6. Each component security has an unadjusted market capitalization of at least $250 million.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a semi-annual basis.

The Index is calculated and maintained by S&P Dow Jones Indices, LLC ("S&P") based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on ISE's website at www.ise.com.

The Index has been created to provide investors with a performance benchmark of Chinese or Indian companies whose shares are available to investors in the United States. It is the intention that products based on the Index will help investors to quickly gain exposure to those emerging markets in a quick, affordable and convenient manner.

The Index uses a modified market capitalization-weighted methodology to create a more uniform weight distribution. This prevents a few large component stocks from dominating the Index but still promotes portfolio diversification by retaining the economic attributes of capitalization ranking. Semi-annual reviews and rebalancing events are used to reset the weighting of each component such that each component has a proportionate influence on the Index performance.

The Index contains 50 different component stocks. Companies may not apply, and may not be nominated, for inclusion in the Index. Companies are added or removed by the Index Provider based on the methodology described herein. Whenever possible, the Index Provider will publicly announce changes to the Index on its website at least five trading days in advance of the actual change.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The Index begins by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proved reserves are less than 50% of the candidate stock's total proved reserves using Barrels of Oil Equivalent
(BOE), an industry standard calculation, where 1 BOE = 6,000 cubic feet of gas. From this universe, the Index ranks all the candidate stocks using four different methods including price/earnings ratio, price/book ratio, return on equity and the correlation to the closing price of the spot-month Henry Hub natural gas futures contract traded on the New York Mercantile Exchange. The Index Provider then averages the rankings and selects the top 30 stocks based on the final rank. After the initial selection of securities, the Index is rebalanced on the application of the above model on a quarterly basis.

The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are


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open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on the Index Provider's website at www.ise.com.

The Index is comprised of companies that derive a substantial portion of their revenues from the exploration and production of natural gas. To be part of the Index, a company must meet component eligibility requirements. These requirements include the company being a "reported security" as defined in Rule 11Aa3-1 under the 1934 Act and have its common stock listed on the NYSE, NYSE Arca, the NYSE MKT or NASDAQ(R). Additionally the company must have a public float of at least 25% of the stock and must be an operating company.

To meet Index eligibility, the security must also satisfy market capitalization, liquidity and weighting concentration requirements. Each component security must have a market capitalization of at least $150 million, with trading volume of at least one million shares for each of the last six months, except that for each of the lowest weighted component securities in the Index that in aggregate account for no more than 10% of the weight of the Index, trading volume must have been at least 500,000 shares for each of the last six months. Average daily trading value over the past six months must also have been more than $1 million, and no single component security can represent more than 24% of the weight of the Index. The five highest weighted component securities may not in the aggregate account for more than 50% of the weight of the Index.

Components of the Index are float-adjusted to reflect the number of shares available to investors according to S&P's proprietary methodology. The float-adjusted number of shares is used during the component eligibility process, as described above, at initial component selection and at scheduled reviews.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE WATER INDEX FUND

The Index begins by ranking all the publicly traded companies in the potable and wastewater industries by their unadjusted market capitalization. From this universe, the Index removes the candidate stocks that do not meet the component eligibility requirements. If a company has multiple share classes, the Index considers the most liquid issue for inclusion in the Index and removes the remaining classes. The Index selects the top 36 stocks remaining by market capitalization. When the Index is initially configured or reconfigured (as noted below), the Index adjusts the assigned shares of the component stocks such that the weights conform to the following schedule:

         1. Assign a weight of 4.00% to stocks 1-10.

         2. Assign a weight of 3.50% to stocks 11-15.

         3. Assign a weight of 3.00% to stocks 16-20.

         4. Assign a weight of 2.00% to stocks 21-30.

         5. Equally distribute weights among remaining stocks.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a semi-annual basis. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com.

The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on the Index Provider's website at www.ise.com.

The Index is comprised of companies that derive a substantial portion of their revenues from the potable and wastewater industries. To be part of the Index, a company must meet component eligibility requirements. These requirements include the company being a "reported security" as defined in Rule 11Aa3-1 under the 1934 Act and have its common stock listed on the NYSE, NYSE Arca, the NYSE MKT or NASDAQ(R). Additionally the company must have a public float of at least 25% of the stock and must be an operating company.


                                      102
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To meet Index eligibility, the security must also satisfy market capitalization, liquidity and weighting concentration requirements. Each component security must have a market capitalization of at least $100 million, with trading volume of at least one million shares for each of the last six months, except that for each of the lowest weighted component securities in the Index that in aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months. The lesser of the five highest weighted component securities in the index or the highest weighted component securities in the Index that in aggregate represent at least 30% of the total number of component securities in the Index each must have had an average monthly trading volume of at least 2,000,000 shares over the past six months and no single component security can represent more than 24% of the weight of the Index. The five highest weighted component securities may not in the aggregate account for more than 50% of the weight of the Index.

Components of the Index are float-adjusted to reflect the number of shares available to investors according to S&P's proprietary methodology. The float-adjusted number of shares is used during the component eligibility process, as described above, at initial component selection and at scheduled reviews.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND

The securities selected for the Index are determined by a proprietary screening model developed by Morningstar. Morningstar has established the investable universe of the securities that may be included in the Index and Index eligibility. The investable universe and Index eligibility criteria are applied in the sequence in which they appear below. Each criterion is applied only to the "survivors" of the criteria applied previously.

INVESTABLE UNIVERSE
To qualify for inclusion in the investable universe, a security must meet the following criteria:

         1. It must trade on one of the three major exchanges--the NYSE, the NYSE MKT or NASDAQ(R);

         2. The issuing company's country of domicile should be the United States or the issuing company's primary stock market activities are carried out in the United States;

         3. Securities that have more than 10 non-trading days in the prior quarter are excluded;

         4. The following security types do not qualify:

            o  ADRs and ADSs

            o  Fixed-dividend shares

            o  Convertible notes, warrants and rights

            o  Tracking stocks

            o  Limited partnerships and holding companies.


INDEX ELIGIBILITY
To qualify for inclusion in the Index, a security's liquidity score must be among the top 75% of the companies in the investable universe. A security's liquidity score is the average of its ranks on each of the following measures:

         1. The average monthly trading volume in U.S. dollars during the six calendar months immediately prior to reconstitution or, in the case of corporate entities younger than six months, since the security was first issued (partial month periods are prorated by number of trading days in the month); and

         2. The lowest two months' total trading volume during the six calendar months immediately prior to reconstitution (the months need not be sequential).

Additionally, all eligible securities must meet all of the following criteria:

         1. Company dividends are "qualified income";


                                      103
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         2. Company should have a 5-year dividend growth greater than or equal to 0; and

         3. Company should have a coverage ratio greater than 1.0. Coverage ratio equals the one year forecast of earnings per share for a security divided by the indicated dividend per share.

After the above criteria are applied, the top 100 stocks by indicated dividend yield are selected for inclusion in the Index. The higher coverage ratio breaks all ties. The Index is weighted according to the dividends paid to investors by each company. Therefore, the available dividend dollar value is the product of the security's shares outstanding, indicated dividend per share, and free float factor. Free float factor is the percentage of shares that are readily available for trading in the market after block ownership and restricted shares are subtracted from the total number of shares outstanding. Morningstar makes adjustments to the Index weighting when a single constituent's weighting exceeds the maximum weight allowed (as established by regulatory or tax limits). In such instances, the excess weight is distributed among the remaining constituents.

The Index's base market value at inception (June 30, 1997) was 1,000. The Index values are calculated once a day at the close of business; however, Index values are not calculated when U.S. exchanges are closed. The Index is reconstituted--i.e., the Index membership is reset--once annually, on the Monday following the third Friday of June. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing when the Index values have been determined. The Index is rebalanced--i.e., the number of free float shares and the indicated dividend per share of each constituent are adjusted--four times annually. Adjustments are made on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, rebalancing occurs on the Tuesday immediately following. Rebalancing is carried out after the day's closing index values have been determined. Market data used for rebalancing is from the last trading day of the first month of each quarter. The Index constituent float factors and shares outstanding updates are announced at rebalancing. Information regarding the methodology for calculating the Index is also found on the Morningstar website (www.morningstar.com).

Companies are removed from the Index primarily due to mergers/acquisitions and bankruptcies. A component security may also be removed from the Index if it is no longer trading on the respective stock exchange.

The updated values of the Index are distributed by Dow Jones during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through its quotation network to a variety of data vendors. In addition, delayed quotations of the Index are available on Bloomberg every 15 minutes during regular trading hours.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Morningstar no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The Index is the equal-weighted version of the NASDAQ-100 Index(R) and represents the largest non-financial domestic and international securities listed on NASDAQ(R). The NASDAQ-100 Index(R) is calculated under a modified capitalization-weighted methodology.

INITIAL ELIGIBILITY CRITERIA
(For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for initial inclusion in the Index, a security must be listed on NASDAQ(R) and meet the following criteria:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares;


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


         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

         o  only one class of security per issuer is allowed;

         o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

         o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

         o if the security would otherwise qualify to be in the top 25% of the securities included in the Index by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

CONTINUED ELIGIBILITY CRITERIA

(For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the Index, the following criteria apply:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

         o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the Index effective after the close of trading on the third Friday of the following month; and

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

NASDAQ-100 INDEX(R) RANKING REVIEW
Except under extraordinary circumstances that may result in an interim evaluation, NASDAQ-100 Index(R) composition is reviewed on an annual basis as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on NASDAQ(R) which meet the applicable eligibility criteria (above) are ranked by market value. NASDAQ-100 Index(R)-eligible securities which are already in the NASDAQ-100 Index(R) and which are ranked in the top 100 eligible securities (based on market value) are retained in the NASDAQ-100 Index.(R) A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those NASDAQ-100 Index(R)-eligible securities not currently in the NASDAQ-100 Index(R) that have the largest market capitalization. The data used in the ranking includes end of October NASDAQ(R) market data and is updated for total shares outstanding submitted in a publicly filed Securities and Exchange Commission document via EDGAR through the end of November.

Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year a NASDAQ-100 Index(R) security is determined by NASDAQ(R) to become ineligible for continued inclusion in the NASDAQ-100 Index(R) based on the Continued Eligibility Criteria (above), the security will be replaced with the largest market capitalization security not currently in the NASDAQ-100 Index(R) and meeting the Initial NASDAQ-100 Index(R) eligibility criteria listed above.


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In addition to the Ranking Review, the securities in the NASDAQ-100 Index(R) are monitored every day by NASDAQ(R) with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ(R) has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the NASDAQ-100 Index(R) on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December.

INDEX CALCULATION
The Index is an equal-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index shares, of each of the Index securities multiplied by each such security's NASDAQ(R) Official Closing Price ("NOCP"), divided by the divisor. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in an Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Index began on June 20, 2005 at a base value of 1000.00.

The formula for Index value is as follows:
         Aggregate Adjusted Market Value/Divisor

The formula for the Divisor is as follows:
         (Market Value after Adjustments/Market Value before Adjustments) X
             Divisor before Adjustments

The Index is generally calculated without regard to cash dividends on component securities.

The Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 Eastern time through the NASDAQ Index Dissemination Services(SM). The closing value of the Index may change up until 17:15:00 Eastern time due to corrections to the NOCP of the component securities.

INDEX MAINTENANCE
The Index is rebalanced quarterly such that each security is set at a weight of 1.00% of the Index. Index share changes are not made during the quarter however changes arising from stock splits and stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price of an Index security. If it is determined that a change will be made, it will become effective on the ex-date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. If a component of the NASDAQ-100 Index(R) changes, the new security will assume the weight of the removed security on the effective date.

INDEX REBALANCING
The Index is rebalanced quarterly such that each security is initially set at a weight of 1.00% of the Index at the time of calculation. The quarterly Index shares are based upon the aggregate capitalization of the Index at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the divisor will be made to ensure continuity of the Index.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Index is found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/).

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The Index contains the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the ICB classification system. Please note that whether a company is considered to be "non-technology" for purposes of being included in the Index will be exclusively determined by NASDAQ(R) without regard to the Fund. In addition, such classifications may not necessarily be applicable for the financial statements prepared by the Fund or certain other purposes. The Index is generally calculated without regard to cash dividends on component securities.

NASDAQ-100 INDEX(R) INITIAL ELIGIBILITY CRITERIA
(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for initial inclusion in the NASDAQ-100 Index(R), a security must be listed on NASDAQ(R) and meet the following criteria:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares;

         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

         o  only one class of security per issuer is allowed;

         o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

         o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

         o if the security would otherwise qualify to be in the top 25% of the securities included in the NASDAQ-100 Index(R) by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

NASDAQ-100 INDEX(R) CONTINUED ELIGIBILITY CRITERIA
(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the NASDAQ-100 Index(R), the following criteria apply:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

         o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the NASDAQ-100 Index(R) at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the NASDAQ-100 Index(R) effective after the close of trading on the third Friday of the following month; and

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the NASDAQ-100 Index(R), NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) ELIGIBILITY
The Index contains securities of the NASDAQ-100 Index(R) not classified as "technology" according to ICB. The eligibility for the Index is determined in a two-step process and the security has to meet both criteria in order to become eligible for the Index.

         1. The security must be part of the NASDAQ-100 Index(R), which includes 100 of the largest domestic and international non-financial securities listed on NASDAQ(R) and is re-ranked annually.

         2. The security must not be classified as "technology" according to ICB.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) MAINTENANCE
The Index is rebalanced quarterly such that each security is set at an equal weight of the Index. Index share changes are not made during the period. However changes arising from stock splits, stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change.

In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on a case-by-case basis whether to make a change to the price and/or Index components in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-dividend date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. Component changes to the Index will be handled in the following manner:

     1. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R), it will also be removed from the Index and as such if the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, it will be added to the Index and will assume the weight of the removed security on the effective date;

     2. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed and the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, the replacement security will be added to the Index at the next quarterly rebalancing; however, if the security change is not announced prior to the close of business of the Tuesday in the week immediately preceding the third Friday, the security's addition to the Index will be made in the following quarterly rebalance; and

     3. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R) and the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB, the security will be removed from the Index and the divisor of the Index will be adjusted to ensure Index continuity.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) REBALANCING
The Index is rebalanced quarterly such that each security is initially set at an equal weight of the Index at the time of calculation. Equal weights are based upon the aggregate capitalization of the Index, incorporating quarterly changes for the NASDAQ-100 Index(R), and the corresponding last sale price of the security at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The Index contains the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the ICB classification system.

NASDAQ-100 INDEX(R) INITIAL ELIGIBILITY CRITERIA
(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for initial inclusion in the NASDAQ-100 Index(R), a security must be listed on NASDAQ(R) and meet the following criteria:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares;

         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

         o  only one class of security per issuer is allowed;

         o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

         o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

         o if the security would otherwise qualify to be in the top 25% of the securities included in the NASDAQ-100 Index(R) by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

NASDAQ-100 INDEX(R) CONTINUED ELIGIBILITY CRITERIA
(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the NASDAQ-100 Index(R), the following criteria apply:

         o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

         o  the security must be of a non-financial company;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

         o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

         o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the NASDAQ-100 Index(R) at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the NASDAQ-100 Index(R) effective after the close of trading on the third Friday of the following month; and

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

INDEX CALCULATION
The Index is an equal-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index shares, of each of the Index securities multiplied by each such security's last sale price, if during the trading day, or the NOCP, if at the end of the trading day, divided by the divisor. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in a Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all Index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Index began on February 22, 2006 at a base value of 1000.00.

The formula for Index value is as follows:
         Aggregate Adjusted Market Value/Divisor

The formula for the Divisor is as follows:
        (Market Value after Adjustments/Market Value before Adjustments) X
             Divisor before Adjustments

The Index is generally calculated without regard to cash dividends on component securities.

The Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET through the NASDAQ Index Dissemination Services(SM) (NIDS(SM)). The closing value of the Index may change up until 17:15:00 ET due to corrections to the NOCP of the component securities.

INDEX ELIGIBILITY
The Index contains securities of the NASDAQ-100 Index(R) classified as "technology" according to ICB. The eligibility for the Index is determined in a two step process and the security has to meet both criteria in order to become eligible for the Index.

         1. The security must be part of the NASDAQ-100 Index(R), which includes 100 of the largest domestic and international non-financial securities listed on NASDAQ(R) and is re-ranked annually.

         2. The security must be classified as "technology" according to ICB.

INDEX MAINTENANCE
The Index is rebalanced quarterly such that each security is set at an equal weight of the Index. Index share changes are not made during the period. However changes arising from stock splits, stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change.

In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price and/or index shares of a Index security in accordance with NASDAQ(R) Index dividend policy. If it is determined that a change will be made, it will become effective on the morning of the ex-date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. Component changes to the Index will be handled in the following manner:

         1. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R), it will also be removed from the Index and as such if the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB it will be added to the Index and will assume the weight of the removed security on the effective date;

         2. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed and the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB, the replacement security will be added to the Index at the next quarterly rebalancing; however, if the security change is not announced prior to the close of business of the Tuesday before the third Friday, the security's addition to the Index will be made in the following quarterly rebalance; and

         3. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R) and the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, the security will be removed from the Index and the divisor of the Index will be adjusted to ensure Index continuity.

INDEX REBALANCING
The Index is rebalanced quarterly such that each security is initially set at an equal weight of the Index at the time of calculation. Equal weights are based upon the aggregate capitalization of the Index, incorporating quarterly changes for the underlying index, and the corresponding NOCP of the security at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the divisor will be made to ensure continuity of the Index.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Index is found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/).

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND

INDEX CONSTRUCTION
To be eligible for inclusion in the Index, the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing).

The Index includes all NASDAQ(R) listed banks and thrifts or their holding companies (HCs) with an ICB (Industry Classification Benchmark) Code of 8355 (or that the ABA determines should be classified as such), excluding:

     1. Any of the 50 largest banks or thrifts based on asset size (and their HCs), as determined by the most recently available call report data as compiled by the FDIC.

     2. Any banks or thrifts classified as having an international specialization, as determined by the most recently available call report data as compiled by the FDIC, provided that such institutions constitute the majority of assets if in a holding company.

     3. Any banks or thrifts classified as having a credit-card specialization, as determined by the most recently available call report data as complied by the FDIC, provided that such institutions constitute the majority of assets if in a holding company.

In addition, a security must meet the following:

         o  a market capitalization of at least $200 million;

         o a three-month average daily dollar trading volume of at least $500 thousand;

         o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

         o the security may not be issued by an issuer currently in bankruptcy proceedings;

         o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn; and

         o the issuer of the security must have "seasoned" on a recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered).


INDEX CALCULATION
The Index is a market capitalization-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the "Index Shares," of each of the securities included in the Index ("Index Securities") multiplied by each such security's Last Sale Price, and divided by the divisor of the Index. For purposes of this document, Last Sale Price refers to the last sale price on NASDAQ, which may be the NASDAQ Official Closing Price (NOCP). The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in an Index Security is halted on its primary listing market, the most recent Last Sale Price for that security is used for all index computations until trading on such market resumes. Likewise, the most recent Last Sale Price is used if trading in a security is halted on its primary listing market before the market is open. The Index began on June 8, 2009 at a Base Value of 1000.00.

The formula for index value is as follows:


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         o  Aggregate Adjusted Market Value/Divisor

The formula for the divisor is as follows:

         o (Market Value after Adjustments/Market Value before Adjustments) X Divisor before Adjustments

Two versions of the Index are calculated - a price return index and a total return index. The price return index (NASDAQ: ABQI) is ordinarily calculated without regard to cash dividends on Index Securities. The total return index (NASDAQ: ABQX) reinvests cash dividends on the ex-date. Both Indexes reinvest extraordinary cash distributions.

The Index is calculated during the trading day and is disseminated once per second from 09:30:01 to 17:16:00 ET. The closing value of the Index may change up until 17:15:00 ET due to corrections to the Last Sale Price of the Index Securities.

ELIGIBILITY
Index eligibility is limited to a specific security type only. The security type eligible for inclusion in the Index is common stocks. Security types not included in the Index are ADRs, closed-end funds, convertible debentures, exchange traded funds, limited partnership interests, ordinary shares, preferred stocks, rights, shares of beneficial interest, warrants, units and other derivative securities.

Additionally, if at any time during the year other than the Evaluation, an Index Security no longer meets the Eligibility Criteria, or is otherwise determined to have become ineligible for inclusion in the Index, the security is removed from the Index and is not replaced. In all cases, a security is removed from the Index at its Last Sale Price.

INDEX MAINTENANCE
Changes in the price and/or Index Shares driven by corporate events such as stock dividends, stock splits, and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change is made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December.

In the case of a special cash dividend, a determination is made on an individual basis whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security, or a change to the price of an Index Security due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Index prior to market open on the Index effective date.

INDEX REBALANCING
On a quarterly basis coinciding with the scheduled quarterly Index Share adjustment procedures, the Index will be rebalanced if it is determined that:
(1) the current weight of the single largest market capitalization Index Security is greater than 25.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 5%, when added together, exceed 50.0% of the Index.

If either threshold is broken, the Index would be rebalanced using a modified market capitalization-weighting such that the maximum weight of any Index Security will not exceed 8% and no more than 5 securities are at that cap. The excess weight of any capped security would be distributed proportionally across the remaining Index Securities. If after redistribution, any of the 5 highest ranked Index Securities were weighted below 8%, these securities would not be capped. Next, any remaining Index Securities in excess of 4% would be capped at 4% and the excess weight would be redistributed proportionally across the remaining Index Securities. The process would be repeated, if necessary, to derive the final weights.

The above modified market capitalization-weighting methodology would be applied to the capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. Index Shares would then be calculated by multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price.


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In addition, a special rebalancing of the Index may be conducted at any time if it is determined necessary to maintain the integrity of the Index.

In administering the Index, NASDAQ OMX(R) will exercise reasonable discretion as it deems appropriate to ensure Index integrity.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ OMX(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND

The Index is designed to track the performance of clean-energy companies that are publicly traded in the United States. The Index is a modified market capitalization-weighted index designed to track the performance of companies that are primarily manufacturers, developers, distributors and/or installers of emerging clean energy technologies, as defined by Clean Edge(R), Inc. ("Clean Edge(R)").

INITIAL ELIGIBILITY CRITERIA
To be eligible for inclusion in the Index, the security must be listed on NASDAQ(R), the NYSE or the NYSE MKT.

Issuers of the security must be classified, according to Clean Edge(R), as technology manufacturers, developers, distributors and/or installers of one of the following sub-sectors:

         o Advanced materials (nanotech materials, advanced membranes, silicon-based materials and alternatives, bioplastics, etc. that enable clean-energy technologies and/or reduce the need for petroleum-based materials);

         o Energy intelligence (conservation, automated meter reading, energy management systems, smart grid, superconductors, power controls, etc.);

         o Energy storage and conversion (advanced batteries, hybrid drivetrains, hydrogen, fuel cells for stationary, portable, and transportation applications, etc.); and

         o Renewable electricity generation and renewable fuels (solar photovoltaics, concentrating solar, wind, geothermal, and ethanol, biodiesel, biofuel enabling enzymes, etc.).

As of the semi-annual re-evaluations, the security must also have:

         o  a minimum market capitalization of $75 million;

         o  an average daily trading volume of a least 100,000 shares;

         o  a minimum closing price of $1.00; and

         o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible.


CONTINUED ELIGIBILITY CRITERIA
In addition to the criteria above, the following criteria will be monitored continually.

         o The security may not be issued by an issuer currently in bankruptcy proceedings;

         o The security may not be placed in a trading halt for two or more consecutive weeks; and

         o The issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

For purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.


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SEMI-ANNUAL EVALUATION
The Index securities shall be evaluated semi-annually in March and September based on market data as monitored by NASDAQ(R). In such evaluations, Clean Edge(R) will provide NASDAQ(R) a list of clean-energy companies as they have identified. The NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Committee (the "Committee") will review and consider all recommendations provided. Once the list of clean-energy companies has been finalized, NASDAQ(R) shall apply the above eligibility criteria using market data through the previous February and August. Securities meeting the criteria will be included in the Index. Upon each semi-annual evaluation, security additions and deletions shall be made effective after the close of trading on each third Friday in March and September.

Ordinarily, if at the time during the year an Index security no longer meets the Index inclusion criteria, or is otherwise determined to have become ineligible for continued inclusion in the Index, the security will be deleted. In addition, from time to time, the Committee may call a special meeting to review changes to clean-energy companies including acquisitions, divestitures or other actions that may affect a company's initial or continued eligibility. All changes to the Index will become effective at a time determined by the Committee. If an Index security is deleted, the Index divisor will be adjusted to ensure Index continuity.

INDEX MAINTENANCE
Changes in the price and/or Index shares driven by corporate events such as stock dividends, splits and certain spin-offs and rights issuance will be adjusted on the ex-dividend date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December.

In the case of a special cash dividend, NASDAQ(R) will determine on an individual basis whether to make a change to the price of an Index security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-dividend date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the Index security will not change.

In addition, other Index share changes may be made between semi-annual evaluation periods only to the extent that the change in total shares outstanding equals or exceeds +5%. In this case, changes will be made effective as soon as practicable, normally within ten days of such action.

In general, an initial public offering or other securities will not be added to the Index between the semi-annual evaluations unless determined by the Committee.

Ordinarily, whenever there is a change in Index shares or a change in an Index security, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change. All changes are announced in advance and will be reflected in the Index prior to market open on the Index effective date.

The formula for the Divisor can be determined as follows:

            (Market Value after Adjustments/Market Value before Adjustments) x
               Divisor before Adjustments


INDEX REBALANCING
The Index shall employ a modified market capitalization-weighting methodology. On a quarterly basis coinciding with the third Friday of each March, June, September and December, the Index will be rebalanced such that the maximum weight of any security will not exceed 8% and no more than five securities shall be greater than 4%. Any security then in excess of 4% will be capped at 4%. The aggregate amount by which all securities over 8% and 4% is reduced will be redistributed proportionately across the remaining securities. The percentage weighting cap on the individual stock weighting may change from time to time, as necessary, to ensure continued representation of current market conditions. After the redistribution, if any other security then exceeds 4%, the security is set to 4% of the Index and the redistribution is repeated.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.


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In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

INDEX DESCRIPTION
The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics.

INDEX CALCULATION
The Index is calculated using a equal-dollar weighting methodology to ensure that each of the component securities is represented in approximately equal dollar amounts in the Index. Equal-dollar weighting was established by designating the number of shares of each component security to represent approximately $10,000 in market value, based on closing prices on October 18, 1991, the date the Index was established. The aggregate value of the stocks was reduced by a divisor to establish an Index benchmark value of 200.00.

INDEX ELIGIBILITY AND MAINTENANCE
The Index is calculated and maintained by NYSE Arca. NYSE Arca may change the composition of the Index at any time to reflect the conditions of the biotechnology industry and to ensure that the component securities continue to represent the biotechnology industry. The Index is maintained in accordance with NYSE Arca Rule 5.13(c), which, among other things, requires that securities meet the following requirements in order to be eligible for inclusion in the Index:

         o All component stocks will either be listed on the NYSE MKT (the successor to the AMEX and an affiliate of NYSE Euronext), the New York Stock Exchange ("NYSE") or NASDAQ(R);

         o A minimum market value of at least $75 million, except that for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, the market value can be at least $50 million;

         o Trading volume in each of the last six months of not less than 1,000,000 shares, except that for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, the trading volume may be at least 500,000 shares in each of the last six months;

         o At least 90% of the Index's numerical index value, and at least 80% of the total number of component securities, will meet the current criteria for standardized option trading set forth in NYSE Arca Rule 5.3;

         o Foreign country securities or ADRs thereon that are not subject to comprehensive surveillance agreements do not in the aggregate represent more than 20% of the weight of the Index.

Every quarter after the close of trading on the third Friday of January, April, July and October, the Index portfolio is adjusted by changing the number of shares of each component stock so that each one again represents an approximately equal dollar amount in the Index. The newly adjusted portfolio becomes the basis for the Index's value effective on the first trading day following the quarterly adjustments. If necessary, a divisor adjustment is made to ensure continuity of the Index's value.

The number of shares of each component stock in the Index portfolio remain fixed between quarterly reviews, except in the event of certain types of corporate actions such as the payment of a dividend, other than an ordinary cash dividend, stock distribution, stock split, reverse stock split, rights offering, or a distribution, reorganization, recapitalization, or some such similar event with respect to a component stock. When the Index is adjusted between quarterly reviews for such events, the number of shares of the relevant security will be adjusted, to the nearest whole share, to maintain the component's relative weight in the Index at the level immediately prior to the corporate action. The Index may also be adjusted in the event of a merger, consolidation, dissolution, or liquidation of an issuer of a component stock. In the event of a stock replacement, the average dollar value of the remaining components will be calculated and that amount invested in the new component stock to the nearest whole share. In choosing among biotechnology industry stocks that meet the minimum criteria set forth in NYSE Arca Rule 5.13(c), NYSE Arca represents that it will make every effort to add new stocks that are representative of the biotechnology industry and will take in account, among other factors, a stock's capitalization, liquidity, volatility, and name recognition. In connection with any adjustments to the Index, the Index divisor is adjusted to ensure that there are no changes to the Index level as a result of non-market forces. Similar to


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other index values published by NYSE Arca, the value of the Index is published every 15 seconds through NYSE Arca's data publication network.

Information regarding the methodology for calculating the Index is also found on the NYSE website (www.nyse.com).

NYSE Arca publishes the changes to the Index on the effective date of the change. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST S&P REIT INDEX FUND

Generally, REITs are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral.

The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 267 REITs or REIT-like structures in 14 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global BMI Index. The S&P Global BMI Index contains more than 450 constituents from more than 30 countries and serves as the universe from which constituents of other property indices may be drawn.

The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of March 31, 2009, the Index is comprised of 104 companies and covers approximately 98% of the U.S. REIT market (based on capitalization).

The Index committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The index committee announces all changes affecting the Index to the public via press releases, which are available on S&P's website.

CRITERIA FOR INDEX ADDITIONS
         o  ELIGIBILITY: Only equity REITs are eligible for addition.

         o MAJOR EXCHANGE: A REIT must trade on the NYSE, the NYSE MKT or NASDAQ(R) to be considered for inclusion.

         o MARKET CAPITALIZATION: A REIT must maintain a market capitalization in excess of $100 million to be considered.

         o DIVIDEND PAYMENT: A REIT must have made a dividend payment in the previous year to be considered for inclusion.

         o PUBLIC FLOAT: A REIT must have a public float of at least 50% of its stock.

         o LIQUIDITY AND PRICE: A REIT must have adequate liquidity and reasonable per share price in that the ratio of annual dollar value traded to market capitalization should be 0.3 or greater. S&P believes that very low stock prices can affect a stock's liquidity.

         o TRADING HISTORY: After an initial public offering, a REIT must trade for at least six months before it will be considered for inclusion.

         o FINANCIAL VIABILITY: A REIT must demonstrate positive as-reported earnings, which are Generally Accepted Accounting Principles (GAAP) net income excluding discontinued operations and extraordinary items, usually measured over four consecutive quarters.

         o SECTOR CLASSIFICATION: A REIT must be classified in the Real Estate Industry Group sub-classification of the financials sector of the Global Industry Classification Standard.

CRITERIA FOR INDEX REMOVALS
         o REITs that substantially violate one or more of the criteria for Index additions.


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         o  REITs that are consolidated into other REITs, or which restructure so that they no longer meet the criteria for Index inclusion.

INDEX METHODOLOGY
The primary goal of the Index is to provide investors with a reliable indicator of the securitized U.S. real estate market. S&P makes constituent changes on an "as-needed" basis. Constituent adjustments that exceed 5% are made at the time of the change. Constituent adjustments of less than 5% are made on a quarterly basis. S&P announces all changes to the Index to the public via press releases. Information regarding changes to the Index, as well as the Index constituents, are available on S&P's website at www.indices.standardandpoors.com.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that S&P no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts, or "REITs," are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded. REITs receive special tax considerations and are generally a highly liquid method of investing in real estate.

REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties' rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.

FIRST TRUST STRATEGIC VALUE INDEX FUND
Stocks are selected for inclusion in the Index in the following manner:

From the stocks in the HOLT database, those 300 U.S. stocks with the highest market capitalization constitute the universe of eligible companies. The stocks in the eligible universe are then ranked according to the HOLT proprietary valuation scoring model. The HOLT valuation score is a quantitative measure which uses factors to identify companies that are attractively valued according to the HOLT discounted cash flow model. The 50 stocks of those companies with the highest HOLT valuation score that meet liquidity and tradeability requirements are selected for inclusion in the Index. The stocks in the Index are equally weighted initially and on each rebalancing effective date. The Index is rebalanced on a quarterly basis on the last Monday of each of January, April, July and October in each calendar year. The effective date of such rebalances is the fifth weekday of each of February, May, August and November in each calendar year.

FIRST TRUST US IPO INDEX FUND

IPOX(R) is the creator of the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index measures the performance of the top 100 companies representing on average 37% of the total market capitalization in the IPOX(R) Global Composite Index.

The IPOX(R) Global Composite Index is a fully market capitalization-weighted index that is dynamically rebalanced and is constructed and managed to provide a broad and objective view of global aftermarket performance of IPOs and spin-offs in all world countries (emerging and developed).

         o After applying initial screens, all eligible constituents enter on the close of the sixth trading day and remain in the index for a pre-determined 1000 trading days or approximately four years thereafter. The criteria applied to select constituents of the former IPOX(R) Composite U.S. Index are now the criteria applied to select the U.S. constituents of the IPOX(R) Global Composite Index.


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         o  On any given day, the value of the IPOX(R) Global Composite Index is the quotient of the total market capitalization of its constituents and its divisor. Continuity in the values of the IPOX(R) Global Composite Index is maintained by adjusting the divisor for all changes in the constituents share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs, etc. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the IPOX(R) Global Composite Index.
            The divisor is adjusted such that the value of the IPOX(R) Global Composite Index at an instant just prior to a change in base capital equals the value at an instant immediately following that change.

With its fixed number of constituents stocks, the Index pooled approximately $689.5 billion of U.S. stock market capitalization, as of March 31, 2013. The Index typically includes large IPOs. The Index is reconstituted quarterly to reflect changes in stock market values of the IPOX(R) Global Composite Index constituents and IPO activity during the past quarter with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. To ensure that certain diversification requirements are met, the weighting of the largest Index constituents is capped at 10% at the quarterly reconstitution event.

The Index provides average, rather than median, exposure to the performance of IPOs, once companies are public. This is notable because of the well-known skewness in the distribution of long-run IPO returns. The underlying and well reported empirical features in IPOs make products benchmarked against the Index interesting for a number of market participants with varying investment horizons, such as the retail buy-and-hold community and high-net worth individuals seeking average IPO exposure, arbitrageurs, traders or index spreaders.

Information regarding the methodology for calculating the Index is also found on the IPOX(R) website (www.ipoxschuster.com).

IPOX(R) publishes the changes to the Index and posts the changes on its website at www.ipoxschuster.com two days prior to the effective date of any such change. All replacement companies are selected based on the selection criteria set forth herein.

The updated values of the Index are distributed by S&P and NYSE Arca during trading hours (9:30 a.m. to 4:00 p.m. New York time) every 15 seconds through their quotation network to a variety of data vendors. In addition, delayed quotations of the Index are available on www.ipoxschuster.com every five minutes during regular trading hours. S&P acts as the calculation agent for the IPOX(R) indices.

The Index is reviewed quarterly according to March, June, September and December Options and Futures Expiration Cycles. Specifically, on the close of the second Wednesday in the quarter, the constituents of the IPOX(R) Global Composite Index are ranked by full market capitalization. The top 100 U.S constituents ranked by full market capitalization in the IPOX(R) Global Composite Index trading within their 1,000th trading day anniversary on the stock market at the time of the forthcoming quarterly expiration are then declared new Index constituents. The newly adjusted Index membership list takes effect on the Monday following the third Friday of every quarter until the next reconstitution process.

As of September 2012, the IPOX U.S. 100 Index (IPXO) is calculated by Structured Solutions AG.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that IPOX(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on January 16, 2007. The Fund will make changes to its portfolio holdings when changes are made by Value Line(R) in the composition of the Index. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com. Value Line(R)'s updated rankings are released weekly on its website at www.valueline.com.

Daily historical Index values are calculated by NYSE Arca, as calculation agent for the Index, and available on its website at www.nyse.com. The Index includes 100 stocks that Value Line(R) gives a Timeliness(TM) Ranking of #1 using the Value Line(R) Timeliness(TM) Ranking System. Value Line(R)'s updated rankings are released weekly on its website at www.valueline.com.

THE VALUE LINE(R) TIMELINESS(TM) RANKING SYSTEM
The Value Line(R) Timeliness(TM) Ranking System was introduced in its present form in 1965. Each week Value Line(R) assigns a Timeliness(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. As of March 31, 2013, approximately 23.15% of the stocks in the Value Line(R) universe were large cap companies, approximately 32.58% were mid cap companies and approximately 44.27% were small cap companies. The market capitalization of the approximately 1,700 stocks in the Value Line(R) universe ranged from $33 million to $559 billion as of this same date. The average market capitalization of the stocks in the Value Line(R) universe was $12.2 billion and the median market capitalization was $3 billion as of this same date. Approximately 90.6% of the companies in the Value Line(R) universe were domiciled in the United States as of this same date.

According to information published by Value Line(R), the Value Line(R) Timeliness(TM) rank measures the expected price performance relative to the other stocks in the universe over the following six to 12 months. According to reports published by Value Line(R), the factors considered in determining the Timeliness(TM) Rank include: (i) a company's earnings growth; (ii) a company's earnings growth over the past ten years in relation to the recent price performance of the company's stock relative to all of the approximately 1,700 stocks in the Value Line(R) universe; (iii) a company's recent quarterly earnings performance; and (iv) a company's reporting of results that are significantly better or worse than market expectations. Value Line(R) combines these factors to determine the Timeliness(TM) Rank. All data are known and actual.

Stocks ranked #1 (highest) and #2 (above average) are likely to outpace the year-ahead market. Those ranked #4 (below average) and #5 (lowest) are not expected to outperform most stocks over the next 12 months. Stocks ranked #3 (average) will probably advance or decline with the market in the year ahead. Please note that because Value Line(R) assigns a Timeliness(TM) rank weekly and the Index reconstitutes monthly, the Index may, for the remainder of any given monthly period, contain securities that are no longer ranked #1 for Timeliness(TM).

Value Line(R), Inc., founded in 1931, is known for the Value Line Investment Survey(R), a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line(R), when selecting stocks for the Value Line Investment Survey(R), Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line(R), the companies selected for the Value Line Investment Survey(R) are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; and (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The Index begins with the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. All registered investment companies, limited partnerships and foreign securities not listed in the U.S. are removed from this universe. From those stocks, Value Line(R) selects those companies with a higher than average dividend yield, as compared to the indicated dividend yield of the S&P 500(R) Index. Value Line(R) then eliminates those companies with an equity market capitalization of less than $1 billion. When the Index is initially configured or reconfigured (as noted below), the Index seeks to be equally weighted in each of the securities in the Index.

After the initial selection of securities, the Index is rebalanced by the application of the above model on a monthly basis. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on July 3, 2006. The holdings of the Fund and the composition and compilation methodology of the Index are available on the Fund's website at www.ftportfolios.com. Updated rankings of Value Line(R) are released weekly on its website at www.valueline.com.

Daily historical Index values are calculated by NYSE Arca, as calculation agent for the Index, and available on its website at www.nyse.com. The Index includes the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. Value Line(R)'s updated rankings are released every Monday morning on its website at www.valueline.com.

THE VALUE LINE(R) SAFETY(TM) RANKING SYSTEM
The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows: the Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R).

Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation.

A company's Financial Strength rating is Value Line(R)'s measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line(R)'s opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most. Value Line(R), Inc., founded in 1931, is known for The Value Line Investment Survey(R), a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line(R), when selecting stocks for the Value Line(R) Investment Survey, Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line(R), the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever action it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The Index is designed to objectively identify and select those stocks from the Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index begins with the Value Line(R) 1700 universe of stocks that Value Line(R) gives a Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Ranking Systems. All registered investment companies, non-U.S. securities not listed in the United States and limited partnerships are removed from this universe. The stocks are then separated into large, mid and small cap categories based on specified capitalization ranges. To determine a company's market capitalization category, the market capitalization of all the stocks listed on the NYSE (other than unit investment trusts, closed-end funds, real estate investment trusts, foreign stocks and ADRs) are divided into various deciles. Large capitalization stocks are companies falling into deciles 1-2, mid-capitalization stocks are companies in deciles 3-5 and small capitalization stocks are companies in deciles 6-8. Within these capitalization ranges, stocks which do not meet certain daily trading volume amounts are eliminated. For large capitalization stocks, stocks with a three-month average daily trading volume of less than $5 million are eliminated. For mid-capitalization stocks, stocks with a three-month average daily trading volume of less than $2 million are eliminated. Small-capitalization stocks with a three-month average daily trading volume of less than $2 million are eliminated. Small-capitalization stocks with a market capitalization of less than $250 million or with a market capitalization of less than $1 billion and a Timeliness ranking of #1 also are eliminated. The remaining stocks are then divided into growth and value universes by reference to the stock's price to book ratio. Accordingly, there are six style classifications: Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Growth, Mid Cap Growth and Small Cap Growth. Value Line(R) determines the equity allocations among the style classifications.

The stocks in each style classification are then ranked using a three factor model. For growth portfolios, the three factor model incorporates cash flow to price ratio, return on assets and the stock's three month price appreciation. For value portfolios, the three factor model incorporates the one year change in return on assets, book to price ratio and the stock's three month price appreciation. The sum of the ranks of the three factors is used to rank each stock. Each factor is equally weighted; however, in the event of a tie, the price appreciation factor will be used as the tie-breaker. The 25 highest ranked stocks (lowest total sum of ranks) in each of the six style classifications are selected. The stocks are equally weighted within each classification.

After the initial selection of securities, on a weekly basis, stocks in the Index generally are removed when they are no longer within the Value Line(R) universe of #1 or #2 rankings and have fallen to #4 or #5 for the Value Line(R) factor that originally made the stock eligible for the Index. Stocks that retain a Value Line(R) rank of #1 or #2 for any factor will not be eliminated. Replacement stocks are then added generally starting from the highest ranked stock not already in the Index based on the most recent rankings, subject to certain limited exceptions. For purposes of determining replacement securities, the model to rank the securities eligible for the Index is determined every other month. Replacement securities are selected from the most recent rankings list.

The Index is also rebalanced on the application of the above model on a semi-annual basis on the fourth business day of the week containing the third Friday of February and August. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on May 1, 2006.

The composition of the Value Line(R) Equity Allocation Index(TM) is reconstituted and rebalanced by Value Line(R) semi-annually in February and August and additions to or subtractions from the Value Line(R) Equity Allocation Index(TM) occur following this review. The Value Line(R) Equity Allocation Index(TM) is reviewed weekly to ensure the Index includes the highest ranked stocks. Daily historical Index values are calculated by NYSE Arca, as calculation agent for the Index, and are available on its website at www.nyse.com. The Value Line(R) Equity Allocation Index(TM) includes the universe of stocks that Value Line(R) gives a Timeliness(TM), Safety(TM), or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Timeliness(TM), Safety(TM) and Technical(TM) Ranking Systems.

THE VALUE LINE(R) TIMELINESS(TM) RANKING SYSTEM
The present Value Line(R) Timeliness(TM) Ranking System was introduced in 1965. Each week the Value Line(R) Timeliness(TM) Ranking System screens a wide array of data using a series of proprietary calculations to rank each of the approximately 1,700 stocks in the Value Line(R) universe for expected price performance for the coming six to 12 months. Stocks are ranked from #1 (highest expected price performance) to #5 (lowest expected price performance). At any one time there are 100 stocks ranked #1, 300 ranked #2, approximately 900 ranked #3, approximately 300 ranked #4 and 100 ranked #5.

According to reports published by Value Line(R), the factors considered in determining the Timeliness(TM) Rank include: (i) a company's earnings growth;
(ii) a company's earnings growth over the past ten years in relation to the recent price performance of the company's stock relative to all of the approximately 1,700 stocks in the Value Line(R) universe; (iii) a company's recent quarterly earnings performance; and (iv) a company's reporting of results that are significantly better or worse than market expectations. Value Line(R) combines these and other factors to determine the Timeliness(TM) rank.

THE VALUE LINE(R) SAFETY(TM) RANKING SYSTEM
The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows: the Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R).

Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation.

A company's Financial Strength rating is Value Line(R)'s measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line(R)'s opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

THE VALUE LINE(R) TECHNICAL(TM) RANKING SYSTEM
The Value Line(R) Technical(TM) Ranking System was introduced in its present form in 1984. As with the Safety(TM) and Timeliness(TM) Ranking Systems, each week Value Line(R) uses a proprietary formula to predict short-term (three to six month) future price returns relative to the Value Line(R) universe of 1,700 stocks. The rankings of the stocks (from #1 to #5, with #1 being the highest rank) are the result of an analysis which relates 10 price trends of different durations for a stock during the past year to the relative price changes of the same stock expected over the succeeding three to six months.

Value Line(R), Inc., founded in 1931, is known for The Value Line Investment Survey(R), a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line(R), when selecting stocks for the Value Line(R) Investment Survey, Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line(R), the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Value Line(R) Equity Allocation Index(TM) through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Value Line(R) Equity Allocation Index(TM), the Value Line(R) Equity Allocation Index(TM) license is terminated or the identity or character of the Value Line(R) Equity Allocation Index(TM) is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever action it deems to be in the best interests of the Fund if the shares are delisted.

                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the applicable Exchange and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's net asset value. The information shown for each Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                                       First Trust CBOE S&P 500 VIX Tail Hedge Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 8/29 - 12/31/2012*             56                    3                    0                     0
3 Months Ended 3/31/2013                      28                    3                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 8/29 - 12/31/2012*             22                    1                    1                     0
3 Months Ended 3/31/2013                      28                    1                    0                     0

* Commencement of trading was 8/29/2012



                                        First Trust Dow Jones Internet Index(SM) Fund
                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   122                    0                    0                     0
3 Months Ended 3/31/2013                      38                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   128                    0                    0                     0
3 Months Ended 3/31/2013                      22                    0                    0                     0

                                    First Trust Dow Jones Select MicroCap Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    70                    0                    0                     0
3 Months Ended 3/31/2013                      30                    1                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   179                    1                    0                     0
3 Months Ended 3/31/2013                      28                    1                    0                     0



                                            First Trust ISE Chindia Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    63                    1                    0                     0
3 Months Ended 3/31/2013                       5                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   175                   11                    0                     0
3 Months Ended 3/31/2013                      55                    0                    0                     0



                                       First Trust ISE-Revere Natural Gas Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   151                    0                    0                     0
3 Months Ended 3/31/2013                      40                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    99                    0                    0                     0
3 Months Ended 3/31/2013                      20                    0                    0                     0



                                             First Trust ISE Water Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   121                    1                    0                     0
3 Months Ended 3/31/2013                      48                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   127                    1                    0                     0
3 Months Ended 3/31/2013                      12                    0                    0                     0

                                    First Trust Morningstar Dividend Leaders Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   171                    0                    0                     0
3 Months Ended 3/31/2013                      38                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    79                    0                    0                     0
3 Months Ended 3/31/2013                      22                    0                    0                     0



                                    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   157                    0                    0                     0
3 Months Ended 3/31/2013                      48                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    92                    1                    0                     0
3 Months Ended 3/31/2013                      12                    0                    0                     0



                                 First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   127                    1                    0                     0
3 Months Ended 3/31/2013                      25                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   111                   11                    0                     0
3 Months Ended 3/31/2013                      33                    2                    0                     0



                                   First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   132                    0                    0                     0
3 Months Ended 3/31/2013                      30                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   117                    1                    0                     0
3 Months Ended 3/31/2013                      30                    0                    0                     0

                                    First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   100                   17                    1                     0
3 Months Ended 3/31/2013                      21                    4                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   114                   18                    0                     0
3 Months Ended 3/31/2013                      30                    5                    0                     0



                                 First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    37                    6                    1                     0
3 Months Ended 3/31/2013                      38                    3                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   153                   52                    1                     0
3 Months Ended 3/31/2013                      17                    2                    0                     0



                                      First Trust NYSE Arca Biotechnology Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   121                    0                    0                     0
3 Months Ended 3/31/2013                      45                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   128                    1                    0                     0
3 Months Ended 3/31/2013                      15                    0                    0                     0



                                              First Trust S&P REIT Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    37                    6                    1                     0
3 Months Ended 3/31/2013                      42                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   153                   52                    1                     0
3 Months Ended 3/31/2013                      18                    0                    0                     0

                                          First Trust Strategic Value Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   147                    0                    0                     0
3 Months Ended 3/31/2013                      30                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   103                    0                    0                     0
3 Months Ended 3/31/2013                      29                    1                    0                     0



                                               First Trust US IPO Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   149                    2                    0                     0
3 Months Ended 3/31/2013                      53                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    97                    2                    0                     0
3 Months Ended 3/31/2013                       7                    0                    0                     0



                                     First Trust Value Line(R) 100 Exchange-Traded Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    73                    0                    0                     0
3 Months Ended 3/31/2013                       5                    0                    0                     0

                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   177                    0                    0                     0
3 Months Ended 3/31/2013                      55                    0                    0                     0



                                        First Trust Value Line(R) Dividend Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   205                    0                    0                     0
3 Months Ended 3/31/2013                      54                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                    44                    1                    0                     0
3 Months Ended 3/31/2013                       6                    0                    0                     0

                                   First Trust Value Line(R) Equity Allocation Index Fund

                                           Bid/Ask Midpoint vs. Net Asset Value

                                 Number of Days Bid/Ask Midpoint At/Above Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   124                    1                    0                     0
3 Months Ended 3/31/2013                       8                    0                    0                     0


                                   Number of Days Bid/Ask Midpoint Below Net Asset Value
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2012                   122                    3                    0                     0
3 Months Ended 3/31/2013                      25                    7                    0                     0


                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to the total return of the Index on which it is based and each Fund's benchmark indices. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated."Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                                       First Trust CBOE S&P 500 VIX Tail Hedge Fund

                                                                                  Cumulative Total Returns
                                                                                     Inception (8/29/2012)
                                                                                         to 12/31/2012
FUND PERFORMANCE
Net Asset Value                                                                            -1.37%
Market Value                                                                               -1.01%
INDEX PERFORMANCE
CBOE VIX Tail Hedge Index(SM)                                                              -1.20%
S&P 500(R) Index                                                                            1.93%

                                        First Trust Dow Jones Internet Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (6/19/2006)              Ended         (6/19/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              20.85%               9.32%              10.84%                56.15%              95.89%
Market Value                 20.66%               9.19%              10.81%                55.23%              95.59%
INDEX PERFORMANCE
Dow Jones Internet
   Composite Index(SM)       21.64%               9.93%              11.46%                60.58%             103.15%
S&P 500(R) Index             16.00%               1.66%               4.38%                 8.59%              32.36%
S&P Composite 1500
   Information
   Technology Index          14.75%               3.65%               7.44%                19.65%              59.85%



                                    First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (9/27/2005)              Ended         (9/27/2005)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              15.86%               1.40%               2.65%                 7.21%              20.91%
Market Value                 16.57%               1.35%               2.64%                 6.93%              20.81%
INDEX PERFORMANCE
Dow Jones Select
   MicroCap Index(SM)        16.69%               2.10%               3.38%                10.93%              27.28%
Russell 2000(R) Index        16.35%               3.56%               4.97%                19.09%              42.25%




                                            First Trust ISE Chindia Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (5/8/2007)               Ended          (5/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              17.11%              -4.33%               1.90%               -19.84%              11.21%
Market Value                 16.41%              -4.49%               1.75%               -20.52%              10.30%
INDEX PERFORMANCE
ISE ChIndia Index(TM)        17.52%              -3.82%               2.48%               -17.70%              14.83%
Russell 3000(R) Index        16.42%               2.04%               1.45%                10.65%               8.48%
MSCI Emerging
   Markets Index             18.22%              -0.92%               3.50%                -4.49%              21.44%



                                       First Trust ISE-Revere Natural Gas Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (5/8/2007)               Ended          (5/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value             -13.51%              -6.34%              -3.77%               -27.91%             -19.50%
Market Value                -13.46%              -6.33%              -3.77%               -27.87%             -19.49%
INDEX PERFORMANCE
ISE-REVERE
   Natural Gas Index(TM)    -12.94%              -5.67%              -3.09%               -25.31%             -16.25%
Russell 3000(R) Index        16.42%               2.04%               1.45%                10.65%               8.48%
S&P Composite
   1500 Energy Index          4.34%              -0.34%               3.23%                -1.68%              19.66%

                                             First Trust ISE Water Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (5/8/2007)               Ended          (5/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              26.83%               3.97%               5.62%                21.47%              36.20%
Market Value                 26.15%               3.81%               5.48%                20.53%              35.14%
INDEX PERFORMANCE
ISE Water Index(TM)          27.77%               4.68%               6.34%                25.69%              41.52%
Russell 3000(R) Index        16.42%               2.04%               1.45%                10.65%               8.48%




                                    First Trust Morningstar Dividend Leaders Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (3/9/2006)               Ended         (3/9/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value               9.14%               2.49%               2.97%                13.08%              22.04%
Market Value                  9.02%               2.33%               2.95%                12.21%              21.88%
INDEX PERFORMANCE
Morningstar(R) Dividend
   Leaders Index(SM)          9.76%               3.03%               3.47%                16.08%              26.17%
S&P 500(R) Index             16.00%               1.66%               3.88%                 8.59%              29.65%




                                    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (4/19/2006)              Ended         (4/19/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              14.86%               3.90%               4.42%                21.07%              33.66%
Market Value                 13.90%               3.54%               4.29%                18.98%              32.49%
INDEX PERFORMANCE
NASDAQ-100 Equal
   Weighted Index(SM)        15.45%               4.56%               5.06%                24.98%              39.25%
NASDAQ-100 Index(R)          18.34%               5.90%               7.41%                33.18%              61.47%




                                 First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (2/8/2007)               Ended         (2/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              20.31%               3.70%               4.14%                19.90%              27.03%
Market Value                 19.31%               3.50%               3.99%                18.78%              25.91%
INDEX PERFORMANCE
NASDAQ-100 Ex-Tech
   Sector Index(SM)          20.91%               4.34%               4.79%                23.65%              31.73%
Russell 1000(R) Index        16.42%               1.92%               2.10%                 9.95%              13.06%

                                   First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (4/19/2006)              Ended         (4/19/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value               8.02%               4.10%               4.16%                22.24%              31.41%
Market Value                  7.02%               3.89%               4.01%                21.00%              30.14%
INDEX PERFORMANCE
NASDAQ-100 Technology
   Sector Index(SM)           8.70%               4.79%               4.81%                26.33%              37.04%
S&P 500 Information
   Technology Index          14.82%               3.57%               5.45%                19.15%              42.68%
S&P 500(R) Index             16.00%               1.66%               3.48%                 8.59%              25.73%




                                    First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund

                                                                                        Average Annual        Cumulative
                                                                                         Total Returns       Total Returns
                                                                                           Inception           Inception
                                                                     1 Year               (6/29/2009)         (6/29/2009)
                                                                Ended 12/31/2012         to 12/31/2012       to 12/31/2012
FUND PERFORMANCE
Net Asset Value                                                      13.52%                   8.95%              35.05%
Market Value                                                         13.38%                   8.71%              34.01%
INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)                           14.24%                   9.66%              38.19%
S&P Composite 1500 Financials Sector Index                           29.97%                  11.84%              48.07%
Russell 3000(R) Index                                                16.42%                  15.97%              68.11%




                                 First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (2/8/2007)               Ended         (2/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              -0.50%             -20.82%             -11.71%               -68.89%             -51.99%
Market Value                 -0.39%             -20.86%             -11.74%               -68.95%             -52.09%
INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R)
   Green Energy Index(SM)    -1.32%             -20.51%             -11.32%               -68.26%             -50.73%
Russell 2000(R) Index        16.35%               3.56%               2.10%                19.09%              13.00%

                                      First Trust NYSE Arca Biotechnology Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years            (6/19/2006)              Ended         (6/19/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              40.91%              13.81%              13.82%                90.91%             133.00%
Market Value                 40.07%              13.56%              13.71%                88.85%             131.54%
INDEX PERFORMANCE
NYSE Arca Biotechnology
   Index(SM)                 41.74%              14.49%              14.51%                96.70%             142.33%
NASDAQ(R) Biotechnology
   Index                     32.29%              11.84%              11.49%                74.99%             103.51%
S&P 500(R) Index             16.00%               1.66%               4.38%                 8.59%              32.36%
S&P Composite 1500
   Health Care Index         18.35%               5.10%               6.94%                28.24%              55.07%




                                              First Trust S&P REIT Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years             (5/8/2007)              Ended          (5/8/2007)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              17.39%               4.83%               0.43%                26.60%               2.45%
Market Value                 16.86%               4.78%               0.35%                26.27%               2.00%
INDEX PERFORMANCE
S&P United States
   REIT Index*               17.99%                N/A                 N/A                   N/A                 N/A
FTSE EPRA/NAREIT
   North America Index       18.14%               5.24%               1.02%                29.08%               5.92%
Russell 3000(R) Index        16.42%               2.04%               1.45%                10.65%               8.48%

*     On November 6, 2008, the Fund's underlying index changed from the S&P REIT
      Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November
      6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.





                                          First Trust Strategic Value Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                    Inception               5 Years         Inception
                            1 Year               5 Years             (7/6/2006)              Ended          (7/6/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              17.45%               2.62%               5.20%                13.78%              38.93%
Market Value                 17.37%               2.49%               5.17%                13.09%              38.72%
INDEX PERFORMANCE
Credit Suisse U.S. Value Index,
   Powered by HOLTTM *       18.29%                N/A                 N/A                   N/A                 N/A
S&P 500 Value Index          17.68%              -0.15%               2.09%                -0.73%              14.36%
S&P 500(R) Index               16.00%               1.66%               3.97%                 8.59%              28.70%

*     On June 19, 2010, the Fund's underlying index changed from the Deutsche
      Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of June 14, 2010, it was not in existence for any of the periods disclosed other than the one year period.

                                               First Trust US IPO Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                     Inception              5 Years        Inception
                            1 Year               5 Years            (4/12/2006)              Ended         (4/12/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              30.01%               5.22%               7.63%                28.95%              63.93%
Market Value                 30.27%               5.17%               7.66%                28.66%              64.20%
INDEX PERFORMANCE
IPOX(R)-100 U.S. Index       30.77%               5.88%               8.30%                33.06%              70.91%
Russell 3000(R) Index        16.42%               2.04%               3.83%                10.65%              28.72%



                                     First Trust Value Line(R) 100 Exchange-Traded Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                     Inception              5 Years        Inception
                            1 Year               5 Years            (6/12/2003)              Ended         (6/12/2003)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value               8.53%              -5.48%               2.99%               -24.56%              32.49%
Market Value                  7.55%              -5.71%               2.89%               -25.49%              31.30%
INDEX PERFORMANCE
Value Line(R) 100 Index(TM)*  9.39%              -4.70%                N/A                -21.41%               N/A
Russell 3000(R) Index        16.42%               2.04%               6.46%                10.65%              81.79%

* On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the
      "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date
      (06/15/07) through period end (12/31/12) were -25.89% for both net asset value and Market Value. That compares to an Index return of -23.11% for that same period. The average annual total returns for the period from the reorganization date (6/15/07) through period end (12/31/12) were -6.38% for both net asset value and Market Value. That compares to an Index return of -5.63% for the same period.

        Net asset value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at net asset value and Market Value, respectively. Prior to June 15, 2007, net asset value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.



                                        First Trust Value Line(R) Dividend Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                     Inception              5 Years         Inception
                            1 Year               5 Years            (8/19/2003)              Ended         (8/19/2003)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value              11.17%               4.99%               7.61%                27.59%              98.86%
Market Value                 10.15%               4.74%               7.51%                26.03%              97.04%
INDEX PERFORMANCE
Value Line(R) Dividend
   Index(TM)**12.09%          5.81%                N/A               32.61%                 N/A
S&P 500(R) Index             16.00%               1.66%               5.98%                 8.59%              72.31%
Dow Jones U.S. Select
     Dividend Index(SM)      10.84%               2.49%                N/A                 13.09%               N/A

** On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend
      Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/12) were 10.59% and 11.12% at net asset value and Market Value, respectively. That compares to an Index return of 14.90% for the same period. The average annual total returns for the period from the reorganization date
      (12/15/06) through period end (12/31/12) were 2.01% and 2.11% at net asset value and Market Value, respectively. That compares to an Index return of 2.80% for the same period.

        Net asset value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at net asset value and Market Value, respectively. Prior to December 15, 2006, net asset value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

                                   First Trust Value Line(R) Equity Allocation Index Fund

                                                Average Annual Total Returns                Cumulative Total Returns
                                                                     Inception              5 Years        Inception
                           12 Months             5 Years            (12/5/2006)              Ended         (12/5/2006)
                       Ended 12/31/2012     Ended 12/31/2012       to 12/31/2012          12/31/2012      to 12/31/2012
FUND PERFORMANCE
Net Asset Value               8.74%               0.41%               0.91%                 2.07%               5.64%
Market Value                  7.74%               0.17%               0.76%                 0.85%               4.74%
INDEX PERFORMANCE
Value Line(R) Equity
   Allocation Index(TM)       9.64%               1.33%               1.75%                 6.86%              11.11%
Russell 3000(R) Index        16.42%               2.04%               2.54%                10.65%              16.43%


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the year ended December 31, 2012, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated December 31, 2012 and is incorporated by reference in the Funds' SAI, which is available upon request.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

                                              FOR THE PERIOD
                                               8/29/2012 (a)
                                                  THROUGH
                                                12/31/2012
                                            -------------------
Net asset value, beginning of period            $    19.89
                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.11
Net realized and unrealized gain (loss)              (0.38)
                                                ----------
Total from investment operations                     (0.27)
                                                ----------


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.11)
                                                ----------


Net asset value, end of period                  $    19.51
                                                ==========

TOTAL RETURN (b)                                     (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60% (c)
Ratio of net expenses to average net assets           0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.97% (c)
Portfolio turnover rate (d)                              2%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)   Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    32.28     $    34.27     $    25.11     $    14.01     $    25.09
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.08)         (0.10)          0.04          (0.05)          0.05
Net realized and unrealized gain (loss)              6.81          (1.87)          9.16          11.15         (11.08)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     6.73          (1.97)          9.20          11.10         (11.03)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  --          (0.02)         (0.04)            --          (0.05)
Return of capital                                      --             --             --             --          (0.00) (a)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                    --          (0.02)         (0.04)            --          (0.05)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    39.01     $    32.28     $    34.27     $    25.11     $    14.01
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    20.85%         (5.74)%        36.63%         79.23%        (44.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  557,882     $  519,683     $  589,480     $   86,615     $   14,708
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.60%          0.60%          0.66%          0.73%          0.82%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                              (0.23)%        (0.25)%         0.26%         (0.46)%         0.21%
Portfolio turnover rate (c)                            33%            18%            16%            35%            44%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    20.09     $    22.17     $    17.70     $    14.74     $    22.35
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.35           0.10           0.09           0.09           0.17
Net realized and unrealized gain (loss)              2.83          (2.02)          4.46           2.97          (7.60)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.18          (1.92)          4.55           3.06          (7.43)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.40)         (0.16)         (0.08)         (0.10)         (0.17)
Return of capital                                      --             --             --          (0.00)(a)      (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.40)         (0.16)         (0.08)         (0.10)         (0.18)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    22.87     $    20.09     $    22.17     $    17.70     $    14.74
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    15.86%         (8.69)%        25.77%         20.85%        (33.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   41,281     $   52,328     $  153,050     $   18,679     $   14,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.76%          0.71%          0.86%          0.94%          1.05%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                               1.38%          0.40%          0.94%          0.69%          0.79%
Portfolio turnover rate (c)                            71%            59%            86%            86%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE CHINDIA INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    18.23     $    25.01     $    21.28     $    11.78     $    27.73
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.35           0.27           0.17           0.09           0.17
Net realized and unrealized gain (loss)              2.74          (6.75)          3.73           9.50         (15.92)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.09          (6.48)          3.90           9.59         (15.75)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
Return of capital                                      --             --             --          (0.00) (a)     (0.00) (a)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    20.97     $    18.23     $    25.01     $    21.28     $    11.78
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    17.11%        (26.02)%        18.46%         81.58%        (56.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   66,066     $   79,287     $  176,352     $  120,240     $   35,937
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.73%          0.66%          0.66%          0.73%          0.73%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.60%          1.00%          0.74%          0.58%          0.90%
Portfolio turnover rate (c)                            29%            23%            34%            47%            39%


(a)   Amount represents less than $0.01 share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less tan one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    18.19     $    19.60     $    17.52     $    11.80     $    22.31
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.07           0.08           0.03           0.07           0.14
Net realized and unrealized gain (loss)             (2.52)         (1.41)          2.10           5.72         (10.51)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (2.45)         (1.33)          2.13           5.79         (10.37)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
Return of capital                                      --             --          (0.00) (a)     (0.00) (a)        --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    15.67     $    18.19     $    19.60     $    17.52     $    11.80
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                   (13.51)%        (6.85)%        12.22%         49.21%        (46.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  387,899     $  346,556     $  396,893     $  464,339     $   37,179
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.63%          0.63%          0.65%          0.72%          0.77%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                0.40%          0.39%          0.19%          0.53%          0.77%
Portfolio turnover rate (c)                            41%            43%            93%            71%           116%


(a)   Amount represents less than $0.01 share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less tan one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE WATER INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    20.71     $    22.13     $    18.66     $    15.69     $    22.38
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.23           0.16           0.18           0.19           0.12
Net realized and unrealized gain (loss)              5.30           (1.39)         3.43           2.97          (6.69)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     5.53          (1.23)          3.61           3.16          (6.57)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.25)         (0.19)         (0.14)         (0.19)         (0.12)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    25.99     $    20.71     $    22.13     $    18.66     $    15.69
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                    26.83%         (5.62)%        19.49%         20.29%        (29.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  72,769     $   57,986     $   53,111     $   37,314     $   32,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets       0.63%           0.64%          0.69%          0.72%          0.77%
Ratio of net expenses to average net assets         0.60%           0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.02%          0.79%          0.96%          1.20%          0.76%
Portfolio turnover rate (b)                           31%             31%            38%            44%            45%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    17.57     $    15.92     $    14.27     $    13.09     $    20.20
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.71           0.61           0.57           0.56           0.83
Net realized and unrealized gain (loss)              0.89           1.65           1.66           1.19          (7.13)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     1.60           2.26           2.23           1.75          (6.30)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.71)         (0.61)         (0.58)         (0.57)         (0.81)
Return of capital                                      --             --          (0.00)(a)         --             --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.71)         (0.61)         (0.58)         (0.57)         (0.81)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    18.46     $    17.57     $    15.92     $    14.27     $    13.09
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                     9.14%         14.44%         16.05%         14.24%        (31.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  545,517     $  447,030     $  143,294     $   48,505     $   43,196
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.51%          0.56%          0.66%          0.79%          0.72%
Ratio of net expenses to average net assets          0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
    average net assets                               3.88%          3.98%          4.22%          4.64%          5.07%
Portfolio turnover rate (c)                            31%            27%            30%            81%            56%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    22.98     $    23.74     $    19.69     $    12.37     $    22.08
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.27           0.05           0.15           0.05           0.00 (a)
Net realized and unrealized gain (loss)              3.14          (0.70)          4.02           7.32          (9.70)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.41          (0.65)          4.17           7.37          (9.70)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.29)         (0.11)         (0.12)         (0.05)         (0.00) (a)
Return of capital                                      --             --             --             --          (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.29)         (0.11)         (0.12)         (0.05)         (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    26.10     $    22.98     $    23.74     $    19.69     $    12.37
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    14.86%         (2.77)%        21.25%         59.54%        (43.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   84,815     $   73,539     $   75,955     $   40,369     $   14,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.68%          0.68%          0.75%          0.67%          0.88%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.01%          0.23%          0.79%          0.35%          0.01%
Portfolio turnover rate (c)                            34%            27%            24%            36%            39%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    20.80     $    21.10     $    17.63     $    12.05     $    21.19
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.06           0.17           0.05           0.01
Net realized and unrealized gain (loss)              3.92          (0.28)          3.46           5.58          (9.14)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     4.23          (0.22)          3.63           5.63          (9.13)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
Return of capital                                      --             --             --          (0.00) (a)     (0.00) (a)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions to shareholders                 (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    24.70     $    20.80     $    21.10     $    17.63     $    12.05
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    20.31%         (1.08)%        20.64%         46.74%        (43.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   41,982     $   30,157     $   22,151     $   10,579     $    7,232
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.76%          0.78%          0.94%          1.28%          1.86%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.34%          0.31%          1.02%          0.48%          0.03%
Portfolio turnover rate (c)                            40%            37%            19%            43%            67%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                FOR THE        FOR THE            FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011         12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------       ------------   ------------   ------------
Net asset value, beginning of period           $    24.14     $    25.69         $    21.16     $    11.77     $    21.50
                                               ----------     ----------         ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.19           0.00 (a) (d)       0.10           0.01             --
Net realized and unrealized gain (loss)              1.74          (1.47)              4.53           9.39          (9.73)
                                               ----------     ----------         ----------     ----------     ----------
Total from investment operations                     1.93          (1.47)              4.63           9.40          (9.73)
                                               ----------     ----------         ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.21)         (0.08)             (0.10)         (0.01)            --
Return of capital                                      --             --                 --          (0.00)(a)         --
                                               ----------     ----------         ----------     ----------     ----------
Total distributions                                 (0.21)         (0.08)             (0.10)         (0.01)            --
                                               ----------     ----------         ----------     ----------     ----------
Net asset value, end of period                 $    25.86     $    24.14         $    25.69     $    21.16     $    11.77
                                               ==========     ==========         ==========     ==========     ==========

TOTAL RETURN (b)                                     8.02%         (5.75)%            21.92%         79.89%        (45.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  106,008     $  149,660         $  453,416     $   86,766     $    9,414
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.65%          0.63%              0.70%          0.67%          0.88%
Ratio of net expenses to average net assets          0.60%          0.60%              0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                0.63%         (0.02)%             0.71%          0.16%         (0.01)%
Portfolio turnover rate (c)                            26%            21%                26%            35%            33%

(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)   Per share amounts have been calculated using the average share method.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND

                                                                                            FOR THE PERIOD
                                                FOR THE        FOR THE        FOR THE        6/29/2009 (a)
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH
                                               12/31/2012     12/31/2011     12/31/2010       12/31/2009
                                              ------------   ------------   ------------   -----------------
Net asset value, beginning of period           $    22.97     $    24.95     $    22.41       $    20.00
                                               ----------     ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.48           0.37           0.30             0.16
Net realized and unrealized gain (loss)              2.62          (1.98)          2.55             2.40
                                               ----------     ----------     ----------       ----------
Total from investment operations                     3.10          (1.61)          2.85             2.56
                                               ----------     ----------     ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.51)         (0.37)         (0.31)           (0.15)
                                               ----------     ----------     ----------       ----------
Net asset value, end of period                 $    25.56     $    22.97     $    24.95       $    22.41
                                               ==========     ==========     ==========       ==========

TOTAL RETURN (b)                                    13.52%         (6.48)%        12.77%           12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    8,945     $   12,634     $    9,979       $    5,604
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        1.04%          0.96%          1.16%            2.67% (c)
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%            0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                1.90%          1.62%          1.40%            1.92% (c)
Portfolio turnover rate (d)                            17%            29%            26%              15%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $     9.65     $    16.42     $    16.09     $    11.19     $    30.86
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.13          (0.03)         (0.01)         (0.02)         (0.04)
Net realized and unrealized gain (loss)             (0.18)         (6.74)          0.34           4.92         (19.63)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (0.05)         (6.77)          0.33           4.90         (19.67)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.12)            --             --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $     9.48     $     9.65     $    16.42     $    16.09     $    11.19
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    (0.50)%       (41.23)%         2.05%         43.79%        (63.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   13,740     $   20,740     $   36,120     $   43,449     $   23,504
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.98%          0.77%          0.78%          0.81%          0.83%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.19%         (0.18)%        (0.07)%        (0.12)%        (0.21)%
Portfolio turnover rate (d)                            24%            22%            22%            40%            32%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)   Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    32.68     $    39.07     $    28.54     $    19.70     $    24.41
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.22)         (0.30)         (0.17)         (0.16)          0.18
Net realized and unrealized gain (loss)             13.59          (6.09)         10.70           9.00          (4.62)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    13.37          (6.39)         10.53           8.84          (4.44)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  --             --             --             --          (0.18)
Return of capital                                      --             --             --             --          (0.09)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                    --             --             --             --          (0.27)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    46.05     $    32.68     $    39.07     $    28.54     $    19.70
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                    40.91%        (16.36)%        36.90%         44.87%        (18.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  239,445     $  183,030     $  201,220     $   67,068     $   59,097
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.61%          0.61%          0.66%          0.72%          0.72%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                              (0.48)%        (0.54)%        (0.60)%        (0.60)%         0.67%
Portfolio turnover rate (b)                            39%            44%            35%            44%            38%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    15.47     $    14.65     $    11.72     $     9.43     $    15.81
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.38           0.28           0.29           0.25           0.31
Net realized and unrealized gain (loss)              2.30           0.88           2.94           2.31          (6.38)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     2.68           1.16           3.23           2.56          (6.07)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.37)         (0.34)         (0.30)         (0.25)         (0.31)
Net realized gain                                   (0.03)            --             --             --             --
Return of capital                                      --             --             --          (0.02)            --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.40)         (0.34)         (0.30)         (0.27)         (0.31)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    17.75     $    15.47     $    14.65     $    11.72     $     9.43
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                    17.39%          7.90%         27.73%         28.00%        (38.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  402,888     $  324,961     $   71,066     $   21,087     $    5,187
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.50%          0.57%          0.69%          1.95%          5.30%
Ratio of net expenses to average net assets          0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                2.15%          2.03%          2.60%          3.39%          3.40%
Portfolio turnover rate (b)                             8%             9%            16%            13%            20%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STRATEGIC VALUE INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    21.82     $    22.90     $    20.47     $    14.90     $    24.12
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.45           0.35           0.39           0.28           0.28
Net realized and unrealized gain (loss)              3.34          (1.01)          2.44           5.57          (9.22)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.79          (0.66)          2.83           5.85          (8.94)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.45)         (0.42)         (0.40)         (0.28)         (0.28)
Return of capital                                      --             --          (0.00)(a)         --             --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.45)         (0.42)         (0.40)         (0.28)         (0.28)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    25.16     $    21.82     $    22.90     $    20.47     $    14.90
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    17.45%         (2.94)%        14.04%         39.43%        (37.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   32,707     $   31,643     $   36,633     $   51,164     $   35,762
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.83%          0.82%          0.86%          0.87%          0.72%
Ratio of net expenses to average net assets          0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
    average net assets                               1.84%          1.51%          1.58%          1.57%          1.31%
Portfolio turnover rate (c)                            84%           114%           197%           171%           157%

(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    23.99     $    23.51     $    20.08     $    14.09     $    25.36
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.18           0.20           0.59           0.15
Net realized and unrealized gain (loss)              6.87           0.55           3.45           5.72         (11.27)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     7.18           0.73           3.65           6.31        (11.12)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.35)         (0.25)         (0.22)         (0.32)         (0.14)
Return of capital                                      --             --             --             --          (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.35)         (0.25)         (0.22)         (0.32)         (0.15)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    30.82     $    23.99     $    23.51     $    20.08     $    14.09
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                    30.01%          3.11%         18.28%         44.93%        (43.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   24,659     $   15,594     $   15,283     $   11,043     $    8,454
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           1.01%          1.01%          1.32%          1.34%          1.02%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                               1.27%          0.70%          1.28%          3.59%          0.50%
Portfolio turnover rate (b)                            48%            44%            43%            30%            62%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    12.37     $    13.52     $    10.44     $     9.26     $    17.91
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.15           0.08           0.00 (a)      (0.01)         (0.02)
Net realized and unrealized gain (loss)              0.90          (1.15)          3.08           1.19          (8.63)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     1.05          (1.07)          3.08           1.18          (8.65)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.15)         (0.08)            --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    13.27     $    12.37     $    13.52     $    10.44     $     9.26
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN, BASED ON
  NET ASSET VALUE (b)                                8.53%         (7.92)%        29.50%         12.74%        (48.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   45,635     $   55,543     $   88,431     $   60,433     $   75,825
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.87%          0.82%          0.87%          0.85%          0.86%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
    average net assets                               1.03%          0.47%          0.01%         (0.08)%        (0.11)%
Portfolio turnover rate (c)                           304%           202%           266%           235%           251%

(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


REORGANIZATION HISTORY:
First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX (now known as NYSE MKT) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    16.01     $    15.08     $    13.37     $    11.55     $    15.75
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.50           0.42           0.41 (a)       0.38           0.45
Net realized and unrealized gain (loss)              1.28           0.93           1.71           1.82          (4.20)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     1.78           1.35           2.12           2.20          (3.75)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.50)         (0.42)         (0.40)         (0.38)         (0.45)
Return of capital                                      --             --          (0.01)            --             --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions to shareholders                 (0.50)         (0.42)         (0.41)         (0.38)         (0.45)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    17.29     $    16.01     $    15.08     $    13.37     $    11.55
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                    11.17%          9.03%         16.08%         19.58%        (24.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  508,103     $  366,399     $  218,510     $  153,618     $  115,403
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           0.78%          0.79%          0.84%          0.80%          0.84%
Ratio of net expenses to average net assets          0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
    average net assets                               3.03%          2.84%          2.94%          3.30%          3.20%
Portfolio turnover rate (c)                            54%            53%            55%           101%           109%


(a)   Per share amounts have been calculated using the average share method.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    18.16     $    20.30     $    17.21     $    12.98     $    20.45
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.34           0.21           0.29           0.18           0.25
Net realized and unrealized gain (loss)              1.24          (2.14)          3.09           4.23          (7.47)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     1.58          (1.93)          3.38           4.41          (7.22)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.40)         (0.21)         (0.29)         (0.18)         (0.25)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    19.34     $    18.16     $    20.30     $    17.21     $    12.98
                                               ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a)                                     8.74%         (9.56)%        19.85%         34.15%        (35.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    3,868     $    6,357     $    7,106     $    6,885     $    5,841
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                           1.85%          1.39%          1.35%          1.24%          1.14%
Ratio of net expenses to average net
    assets                                           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss)
    to average net assets                            1.64%          1.05%          1.29%          1.24%          1.29%
Portfolio turnover rate (b)                           203%           184%           205%           191%           120%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                               OTHER INFORMATION

CONTINUOUS OFFERING
Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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                                      152

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                                      153

FIRST TRUST                                                 EXCHANGE-TRADED FUND
--------------------------------------------------------------------------------

                  First Trust CBOE S&P 500 VIX Tail Hedge Fund
                 First Trust Dow Jones Internet Index(SM) Fund
                First Trust Dow Jones Select MicroCap Index(SM)
                    Fund First Trust ISE Chindia Index Fund
                 First Trust ISE-Revere Natural Gas Index Fund
                        First Trust ISE Water Index Fund
              First Trust Morningstar Dividend Leaders Index Fund
              First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
           First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
            First Trust NASDAQ-100-Technology Sector Index(SM) Fund
            First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund
                 First Trust NYSE Arca Biotechnology Index Fund
                        First Trust S&P REIT Index Fund
                     First Trust Strategic Value Index Fund
                         First Trust US IPO Index Fund
               First Trust Value Line(R) 100 Exchange-Traded Fund
                 First Trust Value Line(R) Dividend Index Fund
             First Trust Value Line(R) Equity Allocation Index Fund


FOR MORE INFORMATION
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.



First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-125751
www.ftportfolios.com                                                   811-21774

                      STATEMENT OF ADDITIONAL INFORMATION

                   INVESTMENT COMPANY ACT FILE NO. 811-21774
                        FIRST TRUST EXCHANGE-TRADED FUND

                                                              TICKER
                        FUND NAME                             SYMBOL   EXCHANGE
                        ---------                             ------   --------
FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND                  VIXH     NYSE ARCA
FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND                 FDN      NYSE ARCA
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND          FDM      NYSE ARCA
FIRST TRUST ISE CHINDIA INDEX FUND                            FNI      NYSE ARCA
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND                 FCG      NYSE ARCA
FIRST TRUST ISE WATER INDEX FUND                              FIW      NYSE ARCA
FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND       FDL      NYSE ARCA
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND          QQEW     NASDAQ(R)
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND    QQXT     NASDAQ(R)
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND       QTEC     NASDAQ(R)
FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX(SM) FUND       QABA     NASDAQ(R)
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX(SM) FUND                                             QCLN     NASDAQ(R)
FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND                FBT      NYSE ARCA
FIRST TRUST S&P REIT INDEX FUND                               FRI      NYSE ARCA
FIRST TRUST STRATEGIC VALUE INDEX FUND                        FDV      NYSE ARCA
FIRST TRUST US IPO INDEX FUND                                 FPX      NYSE ARCA
FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND            FVL      NYSE ARCA
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                 FVD      NYSE ARCA
FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND        FVI      NYSE ARCA


                              DATED APRIL 30, 2013

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 2013, as it may be revised from time to time (the "Prospectus"), for each of First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Strategic Value Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1


EXCHANGE LISTING AND TRADING...................................................3


INVESTMENT OBJECTIVES AND POLICIES.............................................4


INVESTMENT STRATEGIES..........................................................6


SUBLICENSE AGREEMENTS.........................................................18


INVESTMENT RISKS..............................................................29


MANAGEMENT OF THE FUNDS.......................................................35


ACCOUNTS MANAGED BY INVESTMENT COMMITTEE......................................53


BROKERAGE ALLOCATIONS.........................................................53


CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
    INDEX PROVIDERS AND EXCHANGES.............................................57


ADDITIONAL INFORMATION........................................................60


PROXY VOTING POLICIES AND PROCEDURES..........................................62


CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................63


FEDERAL TAX MATTERS...........................................................74


DETERMINATION OF NAV..........................................................80


DIVIDENDS AND DISTRIBUTIONS...................................................82


MISCELLANEOUS INFORMATION.....................................................82


FINANCIAL STATEMENTS..........................................................83


APPENDIX A...................................................................A-1


APPENDIX B...................................................................B-1



      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated December 31, 2012. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on

March 8, 2013. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 19 separate series, including the First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Tail Hedge Fund"), First Trust Dow Jones Internet Index(SM) Fund (the "Internet Fund"), First Trust Dow Jones Select MicroCap Index(SM) Fund (the "MicroCap Fund"), First Trust ISE Chindia Index Fund (the "ISE Chindia Fund"), First Trust ISE-Revere Natural Gas Index Fund (the "ISE Gas Fund"), First Trust ISE Water Index Fund (the "ISE Water Fund"), First Trust Morningstar Dividend Leaders(SM) Index Fund (the "Dividend Leaders Fund"), First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Equal Weighted Fund"), First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Ex-Technology Fund"), First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Technology Fund"), First Trust NASDAQ(R) ABA Community Bank Index(SM) Fund (the "Community Bank Fund"), First Trust NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Fund (the "Clean Edge(R) Fund"), First Trust NYSE Arca Biotechnology Index Fund (the "Biotech Fund"), First Trust S&P REIT Index Fund (the "S&P REIT Fund"), First Trust Strategic Value Index Fund (the "Strategic Value Fund"), First Trust US IPO Index Fund (the "US IPO Fund"), First Trust Value Line(R) 100 Exchange-Traded Fund (the "Value Line(R) 100 Fund"), First Trust Value Line(R) Dividend Index Fund (the "Value Line(R) Dividend Fund") and First Trust Value Line(R) Equity Allocation Index Fund (the "Value Line(R) Equity Allocation Fund") (each, a "Fund," and collectively, the "Funds"). Effective on or about June 18, 2010, First Trust DB Strategic Value Index Fund changed its name to First Trust Strategic Value Index Fund pursuant to the approval of the Board of Trustees of the Trust. The Tail Hedge Fund, the Strategic Value Fund, the Internet Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the Clean Edge(R) Fund, the Biotech Fund, the S&P REIT Fund and the US IPO Fund are non-diversified series, while the MicroCap Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are diversified series.

      This SAI relates to the Funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the Shares of that series will vote separately on such matter.

      The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees without a shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund Shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      Each Fund offers and issues Shares at net asset value only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in such Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the Tail Hedge Fund, the Strategic Value Fund, the Internet Fund, the MicroCap Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Biotech Fund, the S&P REIT Fund, the US IPO Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are listed and trade on NYSE Arca, Inc., an affiliate of NYSE Euronext(SM) ("NYSE Arca"). The Shares of the

Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund and the Clean Edge Fund are listed and trade on The NASDAQ(R) Stock Market, LLC ("NASDAQ(R)"). The Shares of each Fund will trade on NYSE Arca or NASDAQ(R) at market prices that may be below, at or above net asset value. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares of a Fund.

      The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of NYSE Arca or NASDAQ(R) necessary to maintain the listing of Shares of a Fund will continue to be met. NYSE Arca and/or NASDAQ(R) may, but are not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or
(iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or NASDAQ(R), makes further dealings on NYSE Arca or NASDAQ(R), respectively, inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the Tail Hedge Fund, the Strategic Value Fund, the Biotech Fund, the Community Bank Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund because Shares of such Funds are listed on NYSE Arca and NYSE Arca is also each such Fund's index calculation agent (and in the case of the Biotech Fund, its Index Provider as well). Additionally, NASDAQ(R) may have a conflict of interest with respect to the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund and the Clean Edge Fund because Shares of such Funds are listed on NASDAQ(R) and NASDAQ(R) is also each such Fund's Index Provider. NYSE Arca or NASDAQ(R) will remove the Shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on NYSE Arca or NASDAQ(R), broker's commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of such Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

            (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund is based upon, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      The MicroCap Fund, the Dividend Leaders Fund, the Equal Weighted Fund, the Technology Fund, the US IPO Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund have fundamental investment objectives as described in the Prospectus. Additionally, the MicroCap Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are subject to the following fundamental policy:
Each such Fund may not, as to 75% of its total assets, (a) invest more than 5% of the value of its total assets in the securities of any one issuer or (b) hold more than 10% of the outstanding voting securities of that issuer (other than obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

      The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      Under normal circumstances, each Fund will invest at least 90% of its net assets in common stocks or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") that comprise such Fund's corresponding equity index as set forth below (each, an "Index" and collectively, the "Indices"). Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.


            FUND                                   INDEX
Tail Hedge Fund                  CBOE VIX Tail Hedge Index
Internet Fund                    Dow Jones Internet Composite Index(SM)
MicroCap Fund                    Dow Jones Select MicroCap Index(SM)
ISE Chindia Fund                 ISE ChIndia Index (TM)
ISE Gas Fund                     ISE-REVERE Natural Gas Index(TM)
ISE Water Fund                   ISE Water Index(TM)
Dividend Leaders Fund            Morningstar Dividend Leaders(SM) Index
Equal Weighted Fund              NASDAQ-100 Equal Weighted Index(SM)
Ex-Technology Fund               NASDAQ-100 Ex-Tech Sector Index(SM)
Technology Fund                  NASDAQ-100 Technology Sector Index(SM)
Community Bank Fund              NASDAQ OMX(R) ABA Community Bank Index(SM)
Clean Edge(R) Fund               NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
Biotech Fund                     NYSE Arca Biotechnology Index(SM)
S&P REIT Fund                    S&P United States REIT Index(1)
Strategic Value Fund             Credit Suisse U.S. Value Index, Powered by
                                     HOLT(TM)(2)
US IPO Fund                      IPOX(R)-100 U.S. Index
Value Line(R) 100 Fund           Value Line(R) 100 Index(TM)
Value Line(R) Dividend Fund      Value Line(R) Dividend Index(TM)
Value Line(R) Equity
    Allocation Fund              Value Line(R) Equity Allocation Index(TM)
----------------------------------------------------
(1) Prior to November 6, 2008, the S&P REIT Fund's index was the S&P REIT Composite Index.
(2) Prior to June 18, 2010, the Strategic Value Fund's index was the Deutsche Bank CROCI(R) US+ Index(TM).


TYPES OF INVESTMENTS

      Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

      Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, a Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

      Call Options: A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option's expiration date or at any time up until the option's expiration.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

      Temporary Investments: The Funds may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A by Standard & Poor's Ratings Group ("S&P Ratings"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less. The use of temporary investments is not a part of a principal investment strategy of the Funds.

      Short-term debt securities are defined to include, without limitation, the following:

            (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") which are government-sponsored organizations owned entirely by private stockholders and whose securities are guaranteed as to principal and interest by the federal government; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). As conservator, FHFA will succeed to the rights, titles, powers and privileges of FNMA and any stockholder, officer or director of the company with respect to FNMA and its assets and title to all books, records and company assets held by any other custodian or third party. FHFA is charged with operating FNMA. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

            (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. On October 3, 2008, the Emergency Economic Stabilization Act of 2008 increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor, and the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, extended this increased coverage permanently. Certificates of deposit purchased by the Funds may not be fully insured.

            (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria approved by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or higher by S&P Ratings, Prime-1 or higher by Moody's or F2 or higher by Fitch.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the fiscal years ended December 31, 2011 and December 31, 2012 for the Funds are set forth below. In-kind transactions are not taken into account in calculating the portfolio turnover rate.

                                                 PORTFOLIO TURNOVER RATE

                                         FISCAL YEAR ENDED     FISCAL YEAR ENDED
             FUND                        DECEMBER 31, 2012     DECEMBER 31, 2011
Tail Hedge Fund                                   2%                  N/A
Internet Index Fund                              33%                  18%
MicroCap Fund                                    71%                  59%
ISE Chindia Fund                                 29%                  23%
ISE Gas Fund                                     41%                  43%
ISE Water Fund                                   31%                  31%
Dividend Leaders Fund                            31%                  27%
Equal Weighted Fund                              34%                  27%
Ex-Technology Fund                               40%                  37%
Technology Fund                                  26%                  21%
Community Bank Fund                              17%                  29%
Clean Edge(R) Fund                               24%                  22%
Biotech Fund                                     39%                  44%
S&P REIT Fund                                     8%                   9%
Strategic Value Fund                             84%                 114%
US IPO Fund                                      48%                  44%
Value Line(R) 100 Fund                          304%                 202%
Value Line(R) Dividend Fund                      54%                  53%
Value Line(R) Equity Allocation Fund            203%                 184%


      The Value Line(R) 100 Fund experienced a significant increase in portfolio turnover for the fiscal year ended December 31, 2012, due to more frequent trading in the Fund's portfolio. The Strategic Value Fund experienced a significant decrease in portfolio turnover for the fiscal year ended December 31, 2012 due to less rebalancing of the Fund's portfolio.

HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge each Fund's holdings. The use of Futures is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      Each Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund limits its trading activity in futures, option on futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the Futures industry's self-regulatory organization. If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

      The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Options

      The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction). If the value of the underlying stock exceeds the strike price of an option, it is likely that the holder of that option will exercise their right to purchase the stock, which may limit a Fund's ability to take advantage of the rising value of the underlying stock.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, NASDAQ(R) and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

      The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

      If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index.

Options on Futures

      The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

      The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, certain of the Funds, as disclosed in the Prospectus, may lend portfolio securities representing up to 20% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                             SUBLICENSE AGREEMENTS

      Each Fund relies on a product license agreement (each, a "Product License Agreement") by and between the provider of each Index (each, an "Index Provider") and First Trust and a related sublicense agreement (the "Sublicense Agreement") with First Trust that grants the Trust, on behalf of each Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each Product License Agreement. Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee. Each Fund will reimburse First Trust for its costs associated with the respective Product License Agreement; except with respect to the Strategic Value Fund, which will not be obligated to reimburse First Trust in an annual amount of more than 0.10% of the assets of the Fund.


FUND                              INDEX                             INDEX PROVIDER
Tail Hedge Fund
                                  CBOE VIX Tail Hedge Index         Chicago Board Options
                                                                    Exchange, Incorporated

Internet Index Fund               Dow Jones Internet Composite      S&P Dow Jones Indices,
                                  IndexSM                           LLC

MicroCap Fund                     Dow Jones Select MicroCap         S&P Dow Jones Indices,
                                  IndexSM                           LLC

ISE Chindia Fund                  ISE ChIndia Index(TM)             International
                                                                    Securities Exchange,
                                                                    LLC

ISE Gas Fund                      ISE-REVERE Natural Gas Index(TM)  International
                                                                    Securities Exchange,
                                                                    LLC

ISE Water Fund                    ISE Water Index(TM)               International
                                                                    Securities Exchange,
                                                                    LLC

Dividend Leaders Fund             Morningstar(R) Dividend           Morningstar, Inc.
                                  Leaders(SM) Index

Equal Weighted Fund               NASDAQ-100 Equal Weighted         The NASDAQ OMX Group,
                                  Index(SM)                         Inc.

Ex-Technology Fund                NASDAQ-100 Ex-Tech Sector         The NASDAQ OMX Group,
                                  Index(SM)                         Inc.

Technology Fund                   NASDAQ-100 Technology Sector      The NASDAQ OMX Group,
                                  IndexSM                           Inc.

Community Bank Fund               NASDAQ OMX(R) ABA Community       The NASDAQ OMX Group,
                                  Bank Index(SM)                    Inc.

Clean Edge(R) Fund                NASDAQ(R) Clean Edge(R)           The NASDAQ OMX Group,
                                  Green Energy Index(SM)            Inc.

Biotech Fund                      NYSE Arca Biotechnology           NYSE Euronext
                                  Index(SM)

S&P REIT Fund                     S&P United States REIT Index      S&P Dow Jones Indices,
                                                                    LLC

Strategic Value Fund              Credit Suisse U.S. Value Index,   Credit Suisse (USA) LLC
                                  Powered by HOLT(TM) Securities    and Credit Suisse Group AG

US IPO Fund                       IPOX(R)-100 U.S. Index            IPOX(R) Schuster LLC

Value Line(R) 100 Fund           Value Line(R) 100 Index(TM)        Value Line(R)
                                                                    Publishing, Inc.

Value Line(R) Dividend Fund       Value Line(R) Dividend            Value Line(R)
                                  Index(TM)                         Publishing, Inc.

Value Line(R) Equity              Value Line(R) Equity              Value Line(R)
Allocation Fund                   Allocation Index(TM)              Publishing, Inc.

--------------------

Tail Hedge Fund

      "S&P(R)" is a registered trademark of Standard and Poor's Financial Services LLC ("SPFS"); "Dow Jones(R)" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC. "S&P 500(R)" is a registered trademark of SPFS; "CBOE(R)", "Chicago Board Options Exchange(R)", "CBOE Volatility Index(R)" and "VIX(R)" are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, DOW JONES, SPFS, THEIR RESPECTIVE AFFILIATES (collectively, "S&P") OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES ("CBOE"). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE VIX TAIL HEDGE (THE "INDEX") TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("LICENSEE") IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY [LICENSEE], OWNERS OF THE [LICENSEE ETF], OR ANY OTHER

PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Internet Fund and MicroCap Fund Disclaimer

      The "Dow Jones Internet Composite Index(SM)" and "Dow Jones Select MicroCap Index(SM)" are products of S&P Dow Jones Indices, LLC ("SPDJI"), and have been licensed for use. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones(R), Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"). The foregoing marks have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates. SPDJI, Dow Jones and their respective affiliates make no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund particularly. The only relationship of SPDJI, Dow Jones or any of their respective affiliates to the Licensee with respect to the Indexes is the licensing of certain trademarks, trade names and service marks and of the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index which are determined, composed and calculated by SPDJI without regard to First Trust, First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. SPDJI and Dow Jones have no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund into consideration in determining, composing or calculating the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index. SPDJI, Dow Jones and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund to be issued or in the determination or calculation of the equation by which the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund are to be converted into cash. SPDJI, Dow Jones and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund.

      SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND OR FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

ISE Chindia Fund, ISE Gas Fund and ISE Water Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Provider's only relationship to First Trust is the licensing of certain trademarks and trade names of the Index Provider and of the Indexes which are determined, composed and calculated by the Index Provider without regard to First Trust or the Funds. The Index Provider has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES, OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE INDEX PROVIDER AND FIRST TRUST.

Dividend Leaders Fund Disclaimer

      MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Equal Weighted Fund, Ex-Technology Fund and Technology Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) which is determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Funds. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Community Bank Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX(R) ABA Community Bank Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R), American Bankers Association, ABA, and NASDAQ OMX(R) ABA Community Bank Index(SM) trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ OMX ABA Community Bank Index(SM) which is determined and composed by the Corporations without regard to Licensee or the Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX ABA Community Bank Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST OR THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      All price history data for the NASDAQ OMX(R) ABA Community Bank Index(SM) prior to its dissemination date, June 8, 2009, is indicative and NASDAQ OMX(R) makes no guarantee of the accuracy of back-tested data.

Clean Edge(R) Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R), Clean Edge(R) or their affiliates (NASDAQ(R) and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) to track general stock market or sector performance. The Corporations' relationship to First Trust, with respect to the Fund, consists of: (i) the licensing of certain indexes, trade names, trademarks, and service marks and other proprietary data; (ii) the listing and trading of certain exchange-traded funds; and (iii) the calculating of intra-day portfolio values for the Fund's Shares. The Corporations neither recommend nor endorse any investment in the Index or the Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. Neither the Index nor the Fund should be construed as investment advice by the Corporations.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      NASDAQ(R) and Clean Edge(R) are not affiliates, but jointly own the Index and have cross-licensed to one another the rights in their respective marks in connection with the Index.

Biotech Fund Disclaimer

      The Index is a trademark of NYSE Euronext or its affiliates and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of Shares of the Fund.

      NYSE EURONEXT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NYSE EURONEXT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P REIT Fund Disclaimer

      The S&P United States REIT Index is a product of S&P Dow Jones Indices, LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC, Dow Jones(R) is a trademark of Dow Jones Trademark Holdings, LLC ("Dow Jones"). The foregoing marks have been licensed for use by SPDJI and sublicensed by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, DOW JONES AND/OR ITS AFFILIATES (COLLECTIVELY, "SPDJI"). SPDJI DOES NOT MAKE ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P UNITED STATES REIT INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. SPDJI'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P UNITED STATES REIT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY SPDJI WITHOUT REGARD TO FTA OR THE FUND. SPDJI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P UNITED STATES REIT INDEX. SPDJI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. SPDJI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

Strategic Value Fund Disclaimer

      "HOLT," "Credit Suisse" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Securities (USA) LLC, Credit Suisse Group AG or one of its affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust Advisors L.P. Credit Suisse has no responsibility or liability for the timing, pricing, investments or trading of the First Trust Strategic Value Index Fund or its shares. First Trust Strategic Value Index Fund is not sponsored, endorsed, sold, promoted, managed or administered by Credit Suisse. CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN FIRST TRUST STRATEGIC VALUE INDEX FUND OR IN SECURITIES GENERALLY, THE RESULTS TO BE OBTAINED FROM THE USE OF THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM), THE ACCURACY OR COMPLETENESS OF THE INDEX, ANY DATA INCLUDED THEREIN OR ANY CALCULATION THEREOF, OR OTHERWISE. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE U.S. VALUE INDEX, POWERED BY HOLT(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY IN CONNECTION WITH THE FUND, INCLUDING BUT NOT LIMITED TO ANY LIABILITY FOR LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CREDIT SUISSE AND FIRST TRUST ON BEHALF OF THE FUND.

      The Credit Suisse U.S. Value Index, Powered by HOLT(TM) is the exclusive property of Credit Suisse. The Credit Suisse U.S. Value Index, Powered by HOLT(TM) is compiled by Credit Suisse and maintained and calculated by Credit Suisse or a third party service provider. Credit Suisse may change the rules for the Index at any time, and neither Credit Suisse nor any service provider has any obligation to take the needs of any person into consideration in composing, determining or calculating the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (or causing the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to be calculated). Neither Credit Suisse nor any service provider shall be liable (whether in negligence or otherwise) to any person for any error or omission in the Credit Suisse U.S. Value Index, Powered by HOLT(TM) or the calculation thereof and neither Credit Suisse nor any service provider shall be under any obligation to advise any person of any error therein.

US IPO Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

      IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (www.ipoxshuster.com) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

      A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

      Value Line(R) 100 Fund, Value Line(R) Dividend Fund and Value Line(R) Equity Allocation Fund Disclaimer

      VALUE LINE PUBLISHING LLC'S ("VLP") ONLY RELATIONSHIP TO FIRST TRUST IS VLP'S LICENSING TO FIRST TRUST OF CERTAIN VLP TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX(TM), THE VALUE LINE(R) DIVIDEND INDEX(TM) AND VALUE LINE(R) 100 INDEX(TM) (THE "INDEXES"), WHICH ARE COMPOSED BY VLP WITHOUT REGARD TO FIRST TRUST, THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND AND THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (THE "PRODUCTS") OR ANY INVESTOR. VLP HAS NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR ANY INVESTOR IN THE PRODUCTS INTO CONSIDERATION IN COMPOSING THE INDEXES. THE PRODUCTS RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEXES. VLP IS NOT RESPONSIBLE FOR HOW FIRST TRUST MAKES USE OF INFORMATION SUPPLIED BY VLP. VLP IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCTS OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCTS OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCTS IS TO BE CONVERTED INTO CASH. VLP MAKES NO WARRANTY CONCERNING THE INDEXES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLP ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEXES OR THE PRODUCTS.

      VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING LLC THAT IS LICENSED TO FIRST TRUST. THE PRODUCTS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

                                INVESTMENT RISKS

Overview

      An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Depositary Receipts Risk

      A Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Passive Foreign Investment Companies Risk.

      Certain Funds may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Funds will not be able to pass through to their shareholders any credit or deduction for such taxes.

Real Estate Investment Trust ("REIT") Risk

      REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Funds from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Small Capitalization Companies

      Certain of the equity securities in certain Funds may be small cap company stocks. While historically small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

      The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Litigation

      At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

      In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

            (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.


                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS

Trustee who is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)                Chairman of the       o Indefinite term  Chief Executive Officer   100 Portfolios  None
120 East Liberty Drive,          Board and Trustee                        (December 2010 to
  Suite 400                                                               Present), President
Wheaton, IL 60187                                      o 2003             (until December 2010),
D.O.B.: 09/55                                                             First Trust Advisors
                                                                          L.P. and First Trust
                                                                          Portfolios L.P.;
                                                                          Chairman of the Board of
                                                                          Directors, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

Independent Trustees
----------------------------
Richard E. Erickson              Trustee               o Indefinite term  Physician; President,     100 Portfolios  None
c/o First Trust Advisors L.P.                                             Wheaton Orthopedics;
120 East Liberty Drive,                                                   Co-owner and Co-Director
  Suite 400                                            o 2005             (January 1996 to May
Wheaton, IL 60187                                                         2007), Sports Med Center
D.O.B.: 04/51                                                             for Fitness; Limited
                                                                          Partner, Gundersen Real
                                                                          Estate Limited
                                                                          Partnership; Member,
                                                                          Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Indefinite term  President (March 2010 to  100 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                                             Present), Senior Vice                     Investor
120 East Liberty Drive,                                o 2005             President and Chief                       Services, Inc.
  Suite 400                                                               Financial Officer (May                    and ADM Investor
Wheaton, IL 60187                                                         2007 to March 2010),                      Services
D.O.B.: 11/57                                                             Vice President and Chief                  International
                                                                          Financial Officer (1990
                                                                          to May 2007), ADM
                                                                          Investor Services, Inc.
                                                                          (Futures Commission
                                                                          Merchant)

Robert F. Keith                  Trustee               o Indefinite term  President (2003 to        100 Portfolios  Director of
c/o First Trust Advisors L.P.                                             Present), Hibs                            Trust Company of
120 East Liberty Drive,                                o 2006             Enterprises (Financial                    Illinois
  Suite 400                                                               and Management
Wheaton, IL 60187                                                         Consulting)
D.O.B.: 11/56

Niel B. Nielson                  Trustee               o Indefinite term  President and Chief       100 Portfolios  Director of
c/o First Trust Advisors L.P.                                             Executive Officer (July                   Covenant
120 East Liberty Drive,                                o 2005             2012 to Present), Dew                     Transport Inc.
  Suite 400                                                               Learning LLC
Wheaton, IL 60187                                                         (Educational Products
D.O.B.: 03/54                                                             and Services); President
                                                                          (June 2002 to June
                                                                          2012), Covenant College




                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS
Officers of the Trust
----------------------------

Mark R. Bradley                  President and Chief   o Indefinite term  Chief Financial Officer,  N/A             N/A
120 East Liberty Drive,          Executive Officer                        Chief Operating Officer
  Suite 400                                                               (December 2010 to
Wheaton, IL 60187                                      o President and    Present), First Trust
D.O.B.: 11/57                                            Chief Executive  Advisors L.P. and First
                                                         Officer since    Trust Portfolios L.P.;
                                                         January 2012     Chief Financial Officer,
                                                                          BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

James M. Dykas                   Treasurer, Chief      o Indefinite term  Controller (January 2011  N/A             N/A
120 East Liberty Drive,          Financial Officer                        to Present), Senior Vice
  Suite 400                      and Chief             o Treasurer,       President (April 2007 to
Wheaton, IL 60187                Accounting Officer      Chief Financial  Present), First Trust
D.O.B.: 01/66                                            Officer and      Advisors L.P. and First
                                                         Chief            Trust Portfolios L.P
                                                         Accounting
                                                         Officer since
                                                         January 2012

W. Scott Jardine                 Secretary and Chief   o Indefinite term  General Counsel, First    N/A             N/A
120 East Liberty Drive,          Legal Officer                            Trust Advisors L.P. and
  Suite 400                                            o 2005             First Trust Portfolios
Wheaton, IL 60187                                                         L.P.; Secretary,
D.O.B.: 05/60                                                             BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment
                                                                          Advisor) and Stonebridge
                                                                          Advisors LLC (Investment
                                                                          Advisor)

Daniel J. Lindquist              Vice President        o Indefinite term  Managing Director (July   N/A             N/A
120 East Liberty Drive,                                                   2012 to Present), Senior
  Suite 400                                            o 2005             Vice President
Wheaton, IL 60187                                                         (September 2005 to July
D.O.B.: 02/70                                                             2012), First Trust
                                                                          Advisors L.P. and First
                                                                          Trust Portfolios L.P.

Kristi A. Maher                  Assistant Secretary   o Indefinite term  Deputy General Counsel,   N/A             N/A
120 East Liberty Drive,          and Chief                                First Trust Advisors
  Suite 400                      Compliance Officer    o Assistant        L.P. and First Trust
Wheaton, IL 60187                                        Secretary since  Portfolios L.P.
D.O.B.: 12/66                                            2005; Chief
                                                         Compliance
                                                         Officer since
                                                         January 2011

Roger F. Testin                  Vice President        o Indefinite term  Senior Vice President,    N/A             N/A
120 East Liberty Drive,                                                   First Trust Advisors
  Suite 400                                            o 2005             L.P. and First Trust
Wheaton, IL 60187                                                         Portfolios L.P.
D.O.B.: 06/66




                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
                                                       TERM OF OFFICE AND                            FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS           POSITION AND OFFICES  YEAR FIRST ELECTED   PRINCIPAL OCCUPATIONS     OVERSEEN BY     DURING PAST 5
       AND DATE OF BIRTH              WITH TRUST          OR APPOINTED       DURING PAST 5 YEARS        TRUSTEE           YEARS
Stan Ueland                      Vice President        o Indefinite term  Senior Vice President     N/A             N/A
120 East Liberty Drive,                                                   (September 2012 to
  Suite 400                                            o 2006             Present), Vice President
Wheaton, IL 60187                                                         (August 2005 to
D.O.B.: 11/70                                                             September 2012), First
                                                                          Trust Advisors L.P. and
                                                                          First Trust Portfolios
                                                                          L.P;

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund, First Trust Variable Insurance Trust and First Defined Portfolio Fund, LLC, open-end funds with twelve portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust; and the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 75 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Funds" or the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. ("FTP") or their affiliates. In addition, the officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Trust. Mr. Ueland, Vice President of the Trust, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Series Fund, First Trust Variable Insurance Trust and the closed-end funds. Mr. Testin, Vice President of the Trust, serves in the same position for all funds in the First Trust Fund Complex with the exception of the closed-end funds.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of each Board for each First Trust Fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust

Funds, including among the Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and currently serves a two-year term or until his successor is selected. Commencing January 1, 2014, the Lead Independent Trustee will serve a three-year term.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee Chairmen and the Lead Independent Trustee currently rotate every two years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. Commencing January 1, 2014, the three committee Chairmen and the Lead Independent Trustee will rotate every three years. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held no meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Trust. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of each Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund, except First Defined Portfolio Fund, LLC, since its inception. He has served as a Trustee of First Defined Portfolio Fund, LLC since 2004. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009), Chairman of the Audit Committee (2010 - 2011) and he currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee (2010 - 2011) and currently serves as Chairman of the Valuation Committee (since January 1, 2012) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year and the calendar year ended December 31, 2012, respectively. The Trust has no retirement or pension plans. The officers and Trustee who is an "interested person" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.


                           TOTAL COMPENSATION        TOTAL COMPENSATION FROM
 NAME OF TRUSTEE           FROM THE FUNDS(1)     THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson            $55,917                     $276,500
 Thomas R. Kadlec               $54,513                     $271,500
 Robert F. Keith                $57,321                     $282,250
 Niel B. Nielson                $54,513                     $275,249
--------------------


(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended December 31, 2012 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2012 for services to the twelve portfolios of First Defined Portfolio Fund, LLC, First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 13 closed-end funds and 73 series of the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust.


      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds as of December 31, 2012:


DOLLAR RANGE OF EQUITY SECURITIES IN A FUND
                          Strategic                         Dividend      Clean Edge(R)                    Value Line(R)
                         Value Fund     ISE Water Fund    Leaders Fund        Fund         US IPO Fund       100 Fund

Interested Trustee
James A. Bowen               N/A              N/A             N/A              N/A             N/A              N/A

Independent Trustees
Richard E. Erickson    $10,001-$50,000  $10,001-$50,000    $1-$10,000      $1-$10,000          N/A        $10,001-$50,000

Thomas R. Kadlec             N/A              N/A             N/A              N/A             N/A        $10,001-$50,000

Robert F. Keith              N/A              N/A             N/A              N/A             N/A        $10,001-$50,000

Niel B. Nielson          $1-$10,000           N/A          $1-$10,000          N/A         $1-$10,000       $1-$10,000

-------------------------------------------------------------------------------------------------------------------------

                                        Value Line(R)
                                            Equity
                        Value Line(R)     Allocation                       ISE Chindia
                        Dividend Fund        Fund         MicroCap Fund       Fund

Interested Trustee
James A. Bowen               N/A             N/A              N/A              N/A

Independent Trustees
Richard E. Erickson    $10,001-$50,000       N/A              N/A              N/A

Thomas R. Kadlec       $10,001-$50,000       N/A              N/A              N/A

Robert F. Keith              N/A             N/A         $10,001-$50,000       N/A

Niel B. Nielson          $1-$10,000       $1-$10,000          N/A          $1-$10,000


      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2012:

         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
          INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FIRST TRUST

                                                   FUND COMPLEX
 Interested Trustee
 James A. Bowen                                 $10,001 - $50,000
 Independent Trustees
 Richard E. Erickson                              Over $100,000
 Thomas R. Kadlec                                 Over $100,000
 Robert F. Keith                                  Over $100,000
 Niel B. Nielson                                  Over $100,000

      As of December 31, 2012, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of April 1, 2013, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

      The table set forth as Appendix A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of March 31, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to beneficial ownership is based on the securities position listing reports as of March 31, 2013. The Funds do not have any knowledge of who the ultimate beneficiaries are of the Shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement between First Trust and the Trust (the "Investment Management Agreement"), each Fund has agreed to pay an annual management fee in the amounts set forth below.


FUND                                        ANNUAL MANAGEMENT FEE
Tail Hedge Fund                             0.60% of average daily net assets
Internet Index Fund                         0.40% of average daily net assets
MicroCap Fund                               0.50% of average daily net assets
ISE Chindia Fund                            0.40% of average daily net assets
ISE Gas Fund                                0.40% of average daily net assets
ISE Water Fund                              0.40% of average daily net assets
Dividend Leaders Fund                       0.30% of average daily net assets
Equal Weighted Fund                         0.40% of average daily net assets
Ex-Technology Fund                          0.40% of average daily net assets
Technology Fund                             0.40% of average daily net assets
Community Bank Fund                         0.40% of average daily net assets
Clean Edge(R) Fund                          0.40% of average daily net assets
Biotech Fund                                0.40% of average daily net assets
S&P REIT Fund                               0.30% of average daily net assets
Strategic Value Fund                        0.50% of average daily net assets
US IPO Fund                                 0.40% of average daily net assets
Value Line(R) 100 Fund                      0.50% of average daily net assets
Value Line(R) Dividend Fund                 0.50% of average daily net assets
Value Line(R) Equity Allocation Fund        0.50% of average daily net assets

      Each Fund, except for the Tail Hedge Fund, is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses that are both unusual in nature and infrequent in their occurrence. Until each Fund's Expense Cap Termination Date set forth below, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Annual Expense Cap amounts set forth below. Expenses borne and fees waived by First Trust are subject to reimbursement by a Fund up to three years from the date the fee was waived or the expense was borne, but no reimbursement payment will be made by a Fund at any time if it would result in a Fund's expenses exceeding its Expense Cap in place at the time the fee was waived or the expense was borne by First Trust.


FUND                                    ANNUAL EXPENSE CAP                   EXPENSE CAP TERMINATION DATE
Tail Hedge Fund                         N/A                                         N/A
Internet Fund                           0.60% of average daily net assets           April 30, 2014
MicroCap Fund                           0.60% of average daily net assets           April 30, 2014
ISE Chindia Fund                        0.60% of average daily net assets           April 30, 2014
ISE Gas Fund                            0.60% of average daily net assets           April 30, 2014
ISE Water Fund                          0.60% of average daily net assets           April 30, 2014
Dividend Leaders Fund                   0.45% of average daily net assets           April 30, 2014
Equal Weighted Fund                     0.60% of average daily net assets           April 30, 2014
Ex-Technology Fund                      0.60% of average daily net assets           April 30, 2014
Technology Fund                         0.60% of average daily net assets           April 30, 2014
Community Bank Fund                     0.60% of average daily net assets           April 30, 2014
Clean Edge(R) Fund                      0.60% of average daily net assets           April 30, 2014
Biotech Fund                            0.60% of average daily net assets           April 30, 2014
S&P REIT Fund                           0.50% of average daily net assets           April 30, 2014
Strategic Value Fund                    0.65% of average daily net assets           April 30, 2014
US IPO Fund                             0.60% of average daily net assets           April 30, 2014
Value Line(R) 100 Fund                  0.70% of average daily net assets           April 30, 2014
Value Line(R) Dividend Fund             0.70% of average daily net assets           April 30, 2014
Value Line(R) Equity Allocation Fund    0.70% of average daily net assets           April 30, 2014

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund, except the Tail Hedge Fund, and the fees waived and expenses reimbursed by First Trust for the specified periods.

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE         AMOUNT OF FEES WAIVED AND EXPENSES REIMBURSED
                              REIMBURSEMENTS BY FIRST TRUST)                          BY FIRST TRUST
                         --------------------------------------       ---------------------------------------------

                         (FOR THE       (FOR THE      (FOR THE            (FOR THE       (FOR THE      (FOR THE
                          PERIOD         PERIOD        PERIOD              PERIOD         PERIOD        PERIOD
                           ENDED         ENDED          ENDED              ENDED          ENDED          ENDED
        FUND             12/31/10)     12/31/11)      12/31/12)          12/31/10)      12/31/11)      12/31/12)
Internet Fund            $862,015      $2,482,993    $1,960,241           $139,852          $0            $0

MicroCap Fund            $138,076       $440,181      $169,262            $127,967       $117,235       $79,603

ISE Chindia Fund         $496,441       $475,043      $206,662            $83,567        $76,490        $97,245

ISE Gas Fund            $1,434,473     $1,849,355    $1,470,150           $212,049       $139,394      $100,098

ISE Water Fund           $130,235       $218,046      $243,344            $39,351        $25,829        $19,978

Dividend Leaders Fund     $59,731       $418,946     $1,344,991           $147,279       $226,674      $322,632

Equal Weighted Fund      $137,905       $273,957      $274,621            $79,793        $65,568        $66,409

                                      -48-

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE         AMOUNT OF FEES WAIVED AND EXPENSES REIMBURSED
                              REIMBURSEMENTS BY FIRST TRUST)                          BY FIRST TRUST
                         --------------------------------------       ---------------------------------------------

                         (FOR THE       (FOR THE      (FOR THE            (FOR THE       (FOR THE      (FOR THE
                          PERIOD         PERIOD        PERIOD              PERIOD         PERIOD        PERIOD
                           ENDED         ENDED          ENDED              ENDED          ENDED          ENDED
        FUND             12/31/10)     12/31/11)      12/31/12)          12/31/10)      12/31/11)      12/31/12)
Ex-Technology Fund        $10,204       $61,487        $88,179            $57,769        $50,938        $58,392

Technology Fund          $660,733      $1,455,442     $496,828            $206,140       $114,729       $71,070

Community Bank Fund         $0           $4,586          $0               $44,800        $45,663        $46,863

Clean Edge(R) Fund        $81,467       $72,075        $3,928             $66,287        $54,545        $63,185

Biotech Fund             $500,224      $1,217,147     $924,329            $95,610        $43,660        $32,040

S&P REIT Fund             $59,025       $401,557     $1,183,976           $99,014        $130,777       $4,444

Strategic Value Fund     $120,329       $121,621      $103,140            $83,712        $61,430        $59,498

US IPO Fund                 $0             $0            $0               $83,357        $73,773        $76,150

Value Line(R) 100 Fund   $203,466       $313,659      $175,074            $107,626       $99,646        $88,774

Value Line(R)            $616,889      $1,142,685    $1,958,506           $228,962       $249,861      $350,127
Dividend Fund

Value Line(R) Equity        $0             $0            $0               $50,388        $47,073        $59,245
Allocation Fund

      For the Tail Hedge Fund, pursuant to the applicable Investment Management Agreement between First Trust and the Trust, First Trust will manage the investment of the Fund's assets and will be responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. For the fiscal period from August 29, 2012 (inception) through December 31, 2012, the Fund paid unitary management fees of $4,667 for the services provided and expenses described above.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after Shareholder approval (which corresponds to the Expense Cap Termination Dates listed above) and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Funds.

      Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Funds. For all of the Funds, except the Tail Hedge Fund, there are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
Daniel J. Lindquist            Chairman of the            Since 2004              Managing Director (July 2012
                               Investment Committee and                           to Present), Senior Vice
                               Managing Director                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer (June
                               and Managing Director                              2012, to present), Managing
                                                                                  Director (July 2012 to
                                                                                  Present); Senior Vice
                                                                                  President (January 2004 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P.  and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

Stan Ueland                    Senior Vice President      Since 2005              Senior Vice President
                                                                                  (September 2012 to Present),
                                                                                  Vice President (August 2005 to
                                                                                  September 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

      For the Tail Hedge Fund, the Investment Committee consists of the five members listed above as well as the following two members:

John Gambla                    Senior Portfolio Manager   Since 2011              Senior Portfolio Manager (July
                                                                                  2011 to Present), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.; Co-Chief
                                                                                  Investment Officer (June 2010
                                                                                  to February 2011) and Managing
                                                                                  Director (September 2007 to
                                                                                  February 2011), Nuveen
                                                                                  HydePark Group LLC

Rob A. Guttschow               Senior Portfolio Manager   Since 2011              Senior Portfolio Manager (July
                                                                                  2011 to Present), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.; Co-Chief
                                                                                  Investment Officer (June 2010
                                                                                  to February 2011) and Managing
                                                                                  Director (September 2007 to
                                                                                  February 2011), Nuveen
                                                                                  HydePark Group LLC

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      Stan Ueland: Mr. Ueland executes the investment strategies of each of the Funds.

      John Gambla: As a Senior Portfolio Manager at First Trust, Mr. Gambla is responsible for the day-to-day implementation of the Tail Hedge Fund's portfolio management decisions.

      Rob A. Guttschow: As a Senior Portfolio Manager at First Trust, Mr. Guttschow is responsible for the day-to-day implementation of the Tail Hedge Fund's portfolio management decisions.

      The following table sets forth the dollar range of equity securities beneficially owned by the members of the investment committee in the Funds as of December 31, 2012:

                             Dollar Range of Equity Securities in a Fund

Daniel J. Lindquist                $1-$10,000 of the Biotech Fund,
                                  $1-$10,000 of the US IPO Fund and
                                   $1-$10,000 of the S&P REIT Fund

Jon C. Erickson                                 None

David G. McGarel         $50,001-$100,000 of the Value Line(R) Dividend Fund

Roger F. Testin             $1-$10,000 of the Value Line(R) 100 Fund and
                            $1-$10,000 of the Value Line(R) Dividend Fund

Stan Ueland                        $1-$10,000 of the Biotech Fund,
                              $10,001-$50,000 of the Internet Fund and
                            $1-$10,000 of the Value Line(R) Dividend Fund

John Gambla                                     None

Rob A. Guttschow                                None

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

      The Investment Committee manages the investment vehicles (other than the Funds) with the number of accounts and assets, as of the fiscal year ended December 31, 2012, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE


                                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                             COMPANIES                 VEHICLES
                                        NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS       OTHER ACCOUNTS NUMBER OF
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)              ACCOUNTS ($ ASSETS)

Roger F. Testin                        67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


Jon C. Erickson                        67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


David G. McGarel                       67 ($14,307,547,035)        8 ($143,909,075)          2,666 ($739,370,566)


Daniel J. Lindquist                    67 ($14,307,547,035)               N/A                2,666 ($739,370,566)


Stan Ueland                             54 ($4,998,546,234)               N/A                         N/A


John Gambla                                     N/A                       N/A                         N/A


Rob A. Guttschow                                N/A                       N/A                         N/A

      None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

      Section 28(e) of the 1934 Act, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods.


                                                   AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS
                                 ----------------------------------------------------------------------------

                                 (FOR THE PERIOD ENDED     (FOR THE PERIOD ENDED       (FOR THE PERIOD ENDED
FUND                              DECEMBER 31, 2010)         DECEMBER 31, 2011)          DECEMBER 31, 2012)
Tail Hedge Fund                             N/A                        N/A                      $1,638

Internet Fund                           $64,106                   $103,003                    $131,347

MicroCap Fund                          $113,593                   $134,071                     $66,495

ISE Chindia Fund                        $46,604                    $40,518                     $30,832

ISE Gas Fund                           $517,502                   $162,159                    $228,213

ISE Water Fund                          $27,270                    $25,958                     $29,464

Dividend Leaders Fund                   $14,372                    $31,872                     $97,163

Equal Weighted Fund                      $9,339                    $18,431                     $20,665

Ex-Technology Fund                       $2,059                     $8,346                     $10,000

Technology Fund                         $47,751                    $60,522                     $30,325

Community Bank Fund                      $8,817                     $5,452                      $2,227

Clean Edge(R) Fund                      $18,180                    $16,693                     $13,960

Biotech Fund                            $85,476                   $170,825                    $127,391

S&P REIT Fund                           $10,136                    $20,226                     $22,051

Strategic Value Fund                    $84,600                    $27,379                     $16,214

US IPO Fund                              $4,096                     $6,562                      $7,100

Value Line(R) 100 Fund                 $155,215                   $169,912                    $122,765

Value Line(R) Dividend Fund             $51,599                    $76,561                    $128,949

Value Line(R) Equity Allocation         $26,167                     $8,672                      $8,279
Fund

      The Dividend Leaders Fund and Value Line(R) Dividend Fund experienced a significant increase in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to increases in the net assets of those funds. The ISE Gas Fund experienced a significant increase in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to the variability of quarterly rebalances within the Fund and the associated commissions. The MicroCap Fund and Technology Fund experienced a significant decrease in the amount of brokerage commissions paid for the fiscal year ended December 31, 2012, due to decreases in the net assets of those funds.

      During the last fiscal year, the Strategic Value Fund and Tail Hedge Fund acquired securities of Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC, each a regular broker or dealer of the Funds as defined in Rule 10b-1 under the 1940 Act. As of December 31, 2012, the Strategic Value Fund's investment in Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC represented 2.05%, 2.01%, 2.04% and 2.09% of the Fund's net assets, respectively. As of December 31, 2012, the Tail Hedge Fund's investment in Citigroup Inc., Goldman Sachs Group, Inc., JP Morgan Chase & Co. and Morgan Stanley Smith Barney LLC represented 0.89%, 0.44%, 1.29% and 0.20% of the Fund's net assets, respectively.

      Administrator. The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

      BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

      Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.


                                   FOR THE PERIOD ENDED        FOR THE PERIOD ENDED       FOR THE PERIOD ENDED
FUND                                DECEMBER 31, 2010           DECEMBER 31, 2011          DECEMBER 31, 2012
Tail Hedge Fund                               N/A                         N/A                         $0
Internet Fund                            $127,175                    $311,973                   $247,055
MicroCap Fund                             $31,689                     $59,102                    $29,825
ISE Chindia Fund                          $74,577                    $112,860                    $97,438
ISE Gas Fund                             $209,224                    $250,080                   $198,544
ISE Water Fund                            $23,080                     $32,040                    $34,767
Dividend Leaders Fund                     $37,302                    $109,854                   $280,808
Equal Weighted Fund                       $30,037                     $45,255                    $50,563
Ex-Technology Fund                        $10,766                     $15,863                    $23,600
Technology Fund                          $110,254                    $205,901                    $73,045
Community Bank Fund                        $6,859                      $8,506                     $8,072
Clean Edge(R) Fund                        $20,575                     $21,057                    $19,495
Biotech Fund                              $76,122                    $158,969                   $121,209
S&P REIT Fund                             $29,207                     $91,083                   $200,824
Strategic Value Fund                      $22,404                     $20,000                    $18,322
US IPO Fund                                $8,618                     $11,160                    $11,800
Value Line(R) 100 Fund                    $33,934                     $43,726                    $30,284
Value Line(R) Dividend Fund               $88,215                    $142,237                   $234,352
Value Line(R) Equity                       $7,479                      $6,217                     $5,779
   Allocation Fund


         CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
                         INDEX PROVIDERS AND EXCHANGES

      Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets which may be held through U.S. and non-U.S. sub-custodians and depositories. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BNYM calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

      Distributor. First Trust Portfolios L.P. is the distributor ("FTP" or the "Distributor") and principal underwriter of the Shares of the Funds. The Distributor is an affiliate of First Trust. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus under the heading "Creation and Redemption of Creation Units."

      The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor's available resources to make these payments may include profits from advisory fees received from the Funds. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

      For the fiscal years ended December 31, 2010, 2011 and 2012, there were no underwriting commissions with respect to the sale of Fund Shares and First Trust Portfolios did not receive compensation on redemptions for the Funds for that period.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before April 30, 2014.

       Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

      Index Providers. The respective Indices that each respective Fund seeks to track are compiled by the Index Providers as set forth below.

FUND                                      INDEX PROVIDER
Tail Hedge Fund                           Chicago Board Options Exchange,
                                              Incorporated
Internet Index Fund                       CME Group Index Services LLC
MicroCap Fund                             CME Group Index Services LLC
ISE Chindia Fund                          International Securities Exchange, LLC
ISE Gas Fund                              International Securities Exchange, LLC
ISE Water Fund                            International Securities Exchange, LLC
Dividend Leaders Fund                     Morningstar, Inc.
Equal Weighted Fund                       The NASDAQ OMX Group, Inc.
Ex-Technology Fund                        The NASDAQ OMX Group, Inc.
Technology Fund                           The NASDAQ OMX Group, Inc.
Community Bank Fund                       The NASDAQ OMX Group, Inc.
Clean Edge(R) Fund                        The NASDAQ OMX Group, Inc.
Biotech Fund                              NYSE Euronext
S&P REIT Fund                             Standard & Poor's
Strategic Value Fund                      Credit Suisse Securities (USA) LLC
US IPO Fund                               IPOX(R) Schuster LLC
Value Line(R) 100 Fund                    Value Line(R) Publishing, Inc.
Value Line(R) Dividend Fund               Value Line(R) Publishing, Inc.
Value Line(R) Equity Allocation Fund      Value Line(R) Publishing, Inc.
-------------------------------------------------------------

      The Index Providers are not affiliated with the Funds or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a Product License Agreement with each Index Provider.

      With respect to the Strategic Value Fund, the Biotech Fund, the Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund, NYSE Arca serves as the calculation agent for these Funds. As the calculation agent, NYSE Arca will be responsible for the management of the day-to-day operations of these respective Indices, including calculating the value of the Indices every 15 seconds, widely disseminating each such Index value every 15 seconds through NYSE Arca's data publication network and tracking corporate actions resulting in adjustments to such Index.

      For the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund and the Clean Edge(R) Fund, First Trust has entered into an agreement with NASDAQ(R) pursuant to which NASDAQ(R) or its designee will serve as the calculation agent for the applicable Indices. As the calculation agent, NASDAQ(R) or its designee will be responsible for calculating and disseminating the intra-day portfolio values for such Funds' Shares.

      Exchanges. Besides serving as the index calculation agent for certain of the Funds as described above, the only other relationship that NYSE Arca has with First Trust or the Distributor in connection with the Tail Hedge Fund, the Strategic Value Fund, the Internet Fund, the MicroCap Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the

Biotech Fund, the S&P REIT Fund, the US IPO Fund, Value Line(R) 100 Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund (collectively, the "NYSE Arca Listed Funds") is that NYSE Arca lists the Shares of the NYSE Arca Listed Funds pursuant to its Listing Agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the NYSE Arca Listed Funds or in the determination or calculation of the net asset value of such Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the NYSE Arca Listed Funds.

      NASDAQ(R) serves as the Index Provider and the index calculation agent for the Indices related to the Equal Weighted Fund, the Technology Fund, the Ex-Technology Fund, the Community Bank Fund and the Clean Edge(R) Fund (together, the "NASDAQ(R) Listed Funds"). The only other relationship that NASDAQ(R) has with First Trust or the Distributor in connection with the NASDAQ(R) Listed Funds is that NASDAQ(R) lists the Shares of the NASDAQ(R) Listed Funds pursuant to its Listing Agreement with the Trust. NASDAQ(R) is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the NASDAQ(R) Listed Funds or in the determination or calculation of the net asset value of such Funds. NASDAQ(R) has no obligation or liability in connection with the administration, marketing or trading of the NASDAQ(R) Listed Funds.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by

DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best interests of the Fund.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Appendix B.

      Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com; and by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the

Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust the ODeposit SecuritiesO per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash the OCash ComponentO computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the OFund Deposit,O which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

      All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

      Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

      All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

      Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

      Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m.

or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units will be required to pay a standard creation transaction fee (the "Creation Transaction Fee"), described below, payable to BNYM regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

      The standard creation transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

            NUMBER OF SECURITIES                 CREATION
             IN A CREATION UNIT               TRANSACTION FEE
                    1-100                           $500
                  101-200                         $1,000
                  201-300                         $1,500
                  301-400                         $2,000
                  401-500                         $2,500
                  501-600                         $3,000
                  601-700                         $3,500

      The standard creation transaction fee for the Tail Hedge Fund is currently $2,500.

      Redemption of Fund Shares In Creation Unit Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the securities ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the net asset value of the Fund Shares, a compensating cash payment equal to the difference plus the applicable redemption transaction fee is required to be made by or through an Authorized Participant by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. A redemption transaction fee (the "Redemption Transaction Fee") is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

      The standard redemption transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

           NUMBER OF SECURITIES                 REDEMPTION
            IN A CREATION UNIT                TRANSACTION FEE
                    1-100                           $500
                  101-200                         $1,000
                  201-300                         $1,500
                  301-400                         $2,000
                  401-500                         $2,500
                  501-600                         $3,000
                  601-700                         $3,500

      The standard redemption transaction fee for the Tail Hedge Fund is currently $2,500.

      Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

      Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund Shares based on the net asset value of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

      The chart below describes in further detail the placement of redemption orders outside the clearing process.

                              TRANSMITTAL              NEXT BUSINESS       SECOND BUSINESS        THIRD BUSINESS
                                DATE (T)                 DAY (T+1)            DAY (T+2)              DAY (T+3)
 CREATION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m.               No action.                 No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order must be                                                         delivered.
                           received by the
                           Distributor.


                              TRANSMITTAL              NEXT BUSINESS       SECOND BUSINESS        THIRD BUSINESS
                                DATE (T)                 DAY (T+1)            DAY (T+2)              DAY (T+3)
 CUSTOM ORDERS             3:00 p.m.               No action.                 No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order must be                                                         delivered.
                           received by the
                           Distributor.

                           Orders received
                           after 3:00 p.m. will
                           be treated as
                           standard orders.

 CREATION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order in proper form    Deposit Securities must                       delivered.
                           must be received by     be received by a Fund's
                           the Distributor.        account through DTC.

                                                   2:00 p.m. (ET)

                                                   Cash Component must be
                                                   received by the
                                                   Custodian.

 STANDARD ORDERS CREATED   4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR    Order in proper form    Available Deposit                             Missing Deposit
 A PORTION OF THE          must be received by     Securities.                                   Securities are due to
 DEPOSIT SECURITIES        the Distributor.                                                      the Trust or the Trust
                                                   Cash in an amount equal                       may use cash on deposit
                                                   to the sum of (i) the                         to purchase missing
                                                   Cash Component, plus                          Deposit Securities.
                                                   (ii) 115% of the market
                                                   value of the                                  Creation Unit
                                                   undelivered Deposit                           Aggregations will be
                                                   Securities.                                   delivered.

 CUSTOM ORDERS             3:00 p.m.               11:00 a.m. (ET)            No action.         Creation Unit
                                                                                                 Aggregations will be
                           Order in proper form    Deposit Securities must                       delivered.
                           must be received by     be received by a Fund's
                           the Distributor.        account through DTC.

                           Order received after    2:00 p.m. (ET)
                           3:00 p.m. will be
                           treated as standard     Cash Component must be
                           orders.                 received by the
                                                   Custodian.

 REDEMPTION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          No action.                 No action.         Fund Securities and Cash
                                                                                                 Redemption Amount will
                           Order must be                                                         be transferred.
                           received by the
                           Transfer Agent.

                           Orders received
                           after 4:00 p.m. (ET)
                           will be deemed
                           received on the next
                           business day (T+1)


                              TRANSMITTAL              NEXT BUSINESS       SECOND BUSINESS        THIRD BUSINESS
                                DATE (T)                 DAY (T+1)            DAY (T+2)              DAY (T+3)
 CUSTOM ORDERS             3:00 p.m. (ET)          No action.                 No action.         Fund Securities and Cash
                                                                                                 Redemption Amount will
                           Order must be                                                         be transferred.
                           received by the
                           Transfer Agent

                           Order received after
                           3:00 p.m. will be
                           treated as standard
                           orders.

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Fund Securities and Cash
                                                                                                 Redemption Amount are
                           Order must be           Fund Shares must be                           delivered to the
                           received by the         delivered through DTC                         redeeming beneficial
                           Transfer Agent.         to the Custodian.                             owner.

                           Order received after    2:00 p.m.
                           4:00 p.m. (ET) will
                           be deemed received      Cash Component, if any,
                           on the next business    is due.
                           day (T+1).

                                                   *If the order is not in
                                                   proper form or the Fund
                                                   Shares are not
                                                   delivered, then the
                                                   order will not be
                                                   deemed received as of
                                                   T.

 CUSTOM ORDERS             3:00 p.m. (ET)          11:00 a.m. (ET)            No action.         Fund Securities and Cash
                                                                                                 Redemption Amount are
                           Order must be           Fund Shares must be                           delivered to the
                           received by the         delivered through DTC                         redeeming beneficial
                           Transfer Agent.         to the Custodian.                             owner.

                           Order received after    2:00 p.m.
                           3:00 p.m. will be
                           treated as standard     Cash Component, if any,
                           orders.                 is due.

                                                   *If the order is not in
                                                   proper form or the Fund
                                                   Shares are not
                                                   delivered, then the
                                                   order will not be
                                                   deemed received as of T.


                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of Shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any PFICs, which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2013, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that
(i) accepts deposits in the ordinary course of a banking or similar business,
(ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

       In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from the Trust that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Securities traded in the OTC market are valued at their closing bid prices.

            (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts will be valued at the mean between the last bid and asked price. OTC options and Futures Contracts will be valued at their closing bid prices.

            (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

      In addition, the following types of securities will be valued as follows:

            (1) Fixed-income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

            (2) Fixed-income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

      The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair value of the security on the valuation date, based on a consideration of all available information.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

      Valuing the Funds' investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index, which, in turn, could result in a difference between a Fund's performance and the performance of the Index.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the Shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the Shares of such Fund.

      The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its respective Index.

      A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

       The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated December 31, 2012, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
Tail Hedge Fund                          TD Ameritrade Clearing Inc.                           24.00%
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.            22.99%
                                         M&I Marshall & Ilsley Bank                            11.14%
                                         Baird (Robert W.) & Co., Incorporated                  7.18%
                                         Pershing, L.L.C.                                       5.80%
                                         National Financial Services Corporation                5.53%
                                         RBC                                                    5.20%

Internet Fund                            TD Ameritrade Clearing Inc.                           20.87%
                                         Morgan Stanley Smith Barney LLC                       13.13%
                                         First Clearing L.L.C.                                 13.03%
                                         Brown Brothers Harriman & Co.                          9.26%
                                         Schwab (Charles) & Co., Inc.                           7.35%
                                         National Financial Services Corporation                6.03%
                                         Merrill Lynch Sfkpg                                    5.05%

MicroCap Fund                            Raymond James & Associates, Inc.                      16.87%
                                         Schwab (Charles) & Co., Inc.                          14.68%
                                         Baird (Robert W.) & Co., Incorporated                 10.68%
                                         National Financial Services Corporation               10.40%
                                         Morgan Stanley Smith Barney LLC                        6.83%
                                         TD Ameritrade Clearing Inc.                            5.32%

ISE Chindia Fund                         Schwab (Charles) & Co., Inc.                          12.40%
                                         National Financial Services Corporation               11.53%
                                         First Clearing L.L.C.                                 10.29%
                                         Morgan Stanley Smith Barney LLC                        8.30%
                                         Pershing, L.L.C.                                       6.38%
                                         TD Ameritrade Clearing Inc.                            5.81%
                                         Merrill Lynch Sfkpg                                    5.46%
                                         Desjardins Securities Inc./CDS                         5.13%

ISE Gas Fund                             National Financial Services Corporation               11.41%
                                         Schwab (Charles) & Co., Inc.                          11.12%
                                         Morgan Stanley Smith Barney LLC                       10.68%
                                         Pershing, L.L.C.                                       7.75%
                                         Merrill Lynch Sfkpg                                    6.79%
                                         First Clearing L.L.C.                                  5.45%
                                         LPL Financial Corp.                                    5.23%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
ISE Water Fund                           Morgan Stanley Smith Barney LLC                       32.06%
                                         First Clearing L.L.C.                                 10.30%
                                         Merrill Lynch Sfkpg                                    9.71%
                                         National Financial Services Corporation                5.80%
                                         UBS Financial Services Inc.                            5.56%
                                         Oppenheimer & Co., Inc.                                5.18%

Dividend Leaders Fund                    Merrill Lynch Sfkpg                                   15.96%
                                         Morgan Stanley Smith Barney LLC                       11.50%
                                         First Clearing L.L.C.                                 10.60%
                                         National Financial Services Corporation               10.51%
                                         TD Ameritrade Clearing Inc.                            7.93%
                                         Schwab (Charles) & Co., Inc.                           6.10%
                                         UBS Financial Services Inc.                            5.00%

Equal Weighted Fund                      Morgan Stanley Smith Barney LLC                       16.76%
                                         Raymond James & Associates, Inc.                      13.92%
                                         Schwab (Charles) & Co., Inc.                          10.96%
                                         UBS Financial Services Inc.                            8.36%
                                         Merrill Lynch Sfkpg                                    8.30%
                                         National Financial Services Corporation                7.61%
                                         First Clearing L.L.C.                                  7.53%
                                         TD Ameritrade Clearing Inc.                            5.93%

Ex-Technology Fund                       First Clearing L.L.C.                                 28.09%
                                         Morgan Stanley Smith Barney LLC                       19.82%
                                         Merrill Lynch Sfkpg                                   12.40%
                                         UBS Financial Services Inc.                            8.19%
                                         RBC                                                    5.89%

Technology Fund                          Schwab (Charles) & Co., Inc.                          20.45%
                                         Morgan Stanley Smith Barney LLC                       13.92%
                                         First Clearing L.L.C.                                  9.92%
                                         Merrill Lynch Sfkpg                                    8.79%
                                         Bank of New York Mellon                                8.20%
                                         National Financial Services Corporation                7.57%
                                         UBS Financial Services Inc.                            5.13%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
Community Bank Fund                      Merrill Lynch Sfkpg                                   21.38%
                                         First Clearing L.L.C.                                 12.44%
                                         Bank of New York Mellon                               12.40%
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.            10.38%
                                         Morgan Stanley Smith Barney LLC                        9.23%
                                         Goldman, Sachs & Co.                                   5.50%

Clean Edgea Fund                         Morgan Stanley Smith Barney LLC                       24.69%
                                         Schwab (Charles) & Co., Inc.                          11.35%
                                         UBS Financial Services Inc.                            7.61%
                                         National Financial Services Corporation                7.11%

Biotech Fund                             Morgan Stanley Smith Barney LLC                       14.06%
                                         First Clearing L.L.C.                                 12.81%
                                         National Financial Services Corporation               10.69%
                                         Schwab (Charles) & Co., Inc.                           9.26%
                                         Merrill Lynch Sfkpg                                    8.44%
                                         TD Ameritrade Clearing Inc.                            6.60%
                                         UBS Financial Services Inc.                            5.02%

S&P REIT Fund                            First Clearing L.L.C.                                 31.10%
                                         Morgan Stanley Smith Barney LLC                       22.05%
                                         Merrill Lynch Sfkpg                                    7.31%
                                         Raymond James & Associates, Inc.                       6.59%
                                         National Financial Services Corporation                6.36%

Strategic Value Fund                     First Clearing L.L.C.                                 13.68%
                                         Pershing, L.L.C.                                      11.21%
                                         Ameriprise Enterprise Investment Services             11.19%
                                         Raymond James & Associates, Inc.                       9.71%
                                         Merrill Lynch Sfkpg                                    8.31%
                                         Morgan Stanley Smith Barney LLC                        7.66%
                                         National Financial Services Corporation                6.88%
                                         Schwab (Charles) & Co., Inc.                           6.44%

US IPO Fund                              Schwab (Charles) & Co., Inc.                          20.05%
                                         National Financial Services Corporation               18.58%
                                         Merrill Lynch Sfkpg                                   11.19%
                                         Morgan Stanley Smith Barney LLC                        9.15%
                                         Pershing, L.L.C.                                       6.10%
                                         TD Ameritrade Clearing Inc.                            5.38%

                                                                                            PERCENTAGE OF
FUND                                     NAME AND ADDRESS OF OWNER                         RECORD OWNERSHIP
Value Line(R) 100 Fund                   First Clearing L.L.C.                                 14.78%
                                         TD Ameritrade Clearing Inc.                           10.15%
                                         Merrill Lynch Sfkpg                                    8.48%
                                         National Financial Services Corporation                8.33%
                                         Schwab (Charles) & Co., Inc.                           7.42%
                                         Morgan Stanley Smith Barney LLC                        5.89%
                                         Hilliard (J.J.B.), Lyons (W.L.) Inc.                   5.60%

Value Line(R) Dividend Fund              National Financial Services Corporation               10.64%
                                         Schwab (Charles) & Co., Inc.                          10.42%
                                         Morgan Stanley Smith Barney LLC                       10.13%
                                         Ameriprise Enterprise Investment Services              9.52%
                                         First Clearing L.L.C.Raymond James &                   9.52%
                                         Associates, Inc.
                                         Raymond James & Associates, Inc.                       8.35%
                                         Merrill Lynch Sfkpg                                    7.96%
                                         Pershing, L.L.C.                                       7.12%

Value Line(R) Equity Allocation Fund     Merrill Lynch, Pierce, Fenner & Smith Inc.            34.00%
                                         First Clearing L.L.C.                                 11.47%
                                         Folio(fn) Investments, Inc.                           10.49%
                                         National Financial Services Corporation                7.41%

--------------------------------------------------------------------------------
Pershing, L.L.C., 1 Pershing Plaza, Jersey City, NJ 07399
First Clearing L.L.C., 10700 Wheat First Drive, Glen Allen, VA 23060
UBS Financial Services Inc., 1000 Harbor Boulevard, Weehawken, NJ 07086
Merrill Lynch Sfkpg, 101 Hudson St., 9th Floor, Jersey City, NJ 07302
National Financial Services Corporation, 200 Liberty Street, New York City, NY
    10281
Merrill Lynch, Pierce, Fenner & Smith Inc., World Financial Center,
    North Tower, New York, NY 10080
Citigroup Global Markets, Inc., 333 W. 34th Street, New York, NY 10001
Morgan Stanley Smith Barney LLC, 1585 Broadway, New York, NY 10036
Schwab (Charles) & Co., Inc., 211 Main Street, San Francisco, CA 94105
TD Ameritrade Clearing Inc., 4211 S 102nd Street Omaha, NE 68127 13 1 Pickwick
    Plaza, Greenwich, CT 06830
LPL Financial Corp., 180 Maiden Lane, New York, NY 10038
Raymond James & Associates, Inc., 880 Carilion Parkway, PO Box 12479,
    St. Petersburg, FL 33716
Brown Brothers Harriman & Co., 140 Broadway, New York, NY 10005
Baird (Robert W. ) & Co., Incorporated, 777 East Wisconsin Avenue,
    Milwaukee, WI 53202
RBC, 301 Fayetteville Street Raleigh, Raleigh, North Carolina, 27601
Oppenheimer & Co., Inc., 125 Broad Street, New York, New York, 10004
Desjardins Securities Inc./CDS, 1170, rue Peel, bureau 600,
     Montreal (Quebec) H3B 0B1
Goldman, Sachs & Co., 30 Hudson St, Jersey City, NJ 07302
American Enterprise Investment Services Inc., 70400 Ameriprise Financial Center,
    Minneapolis, MN 55474
Hilliard (J.J.B.), Lyons (W.L.) Inc., 500 W Jefferson St, Louisville, KY 40202 Folio(fn) Investments, Inc., 8180 Greensboro Drive, 8th Floor, McLean, VA 22102

                                   APPENDIX B

                   2013 U.S. Proxy Voting Concise Guidelines




                               December 19, 2012

--------------------------------------------------------------------------------

                    Institutional Shareholder Services Inc.

               ISS' 2013 U.S. PROXY VOTING CONCISE GUIDELINES

    The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2013 proxy voting guidelines can be found at
       http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees.

                                   o o o o o

Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be determined CASE-BY-CASE. Four fundamental principles apply when determining votes on director nominees:

      1.    Board Accountability

      2.    Board Responsiveness

      3.    Director Independence

      4.    Director Competence

1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE) for the following:

PROBLEMATIC TAKEOVER DEFENSES

      CLASSIFIED BOARD STRUCTURE:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      DIRECTOR PERFORMANCE EVALUATION:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

            o     A supermajority vote requirement;

            o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

------------------------------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            o     The inability of shareholders to call special meetings;

            o     The inability of shareholders to act by written consent;

            o     A dual-class capital structure; and/or

            o     A non-shareholder-approved poison pill.

      POISON PILLS:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

            o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

            o     The issuer's rationale;

            o     The issuer's governance structure and practices; and

            o     The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.


PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

   1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

      1.17. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.18. Failure to replace management as appropriate; or

      1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

-----------------------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. BOARD RESPONSIVENESS

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

      2.1. For 2013, the board failed to act(4) on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

      2.2. For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

      2.3. For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

      2.4. The board failed to act on takeover offers where the majority of shares are tendered;

      2.5. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

      2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

     Vote CASE-BY-CASE on the entire board if:

      2.7. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;

            o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

3. DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

-------------------------
4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:
            o     The subject matter of the proposal;
            o The level of support and opposition provided to the resolution in past meetings;
            o Disclosed outreach efforts by the board to shareholders in the wake of the vote;
            o Actions taken by the board in response to its engagement with shareholders;
            o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
            o     Other factors as appropriate.

      3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      3.4.  Independent directors make up less than a majority of the directors.

4. DIRECTOR COMPETENCE

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

      4.1. Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(5)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

            o     Medical issues/illness;

            o     Family emergencies; and

            o Missing only one meeting (when the total of all meetings is three or fewer).

      4.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      4.3.  Sit on more than six public company boards; or

      4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(6).


                                   o o o o o

-----------------------

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals. Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

      o     Company-specific factors; and

      o     Proposal-specific factors, including:

            o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            o The maximum proportion of directors that shareholders may nominate each year; and

            o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                   o o o o o

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

                                   o o o o o

Shareholder Rights & Defenses

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                   o o o o o

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
            NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o     Any other factors that may be applicable.

                                   o o o o o

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o     Shareholders' current right to act by written consent;

      o     The consent threshold;

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(7) right for shareholders to call special meetings at a 10 percent threshold;

      o     A majority vote standard in uncontested director elections;

      o     No non-shareholder-approved pill; and

      o     An annually elected board.

                                   o o o o o


---------------------
7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at
companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.


Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized shares during the last three years

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes of the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

            o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                   o o o o o

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

            o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

            o     The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

                                   o o o o o

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at
companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized preferred shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

            o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

            o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

                                   o o o o o

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



                                   o o o o o

COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS
(MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o     The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o     The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

      o     Magnitude of pay misalignment;

      o     Contribution of non-performance-based equity grants to overall pay;
            and

      o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.


PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(8) Alignment:

            o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

            o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

------------------------

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o     The ratio of performance- to time-based equity awards;

      o     The overall ratio of performance-based compensation;

      o     The completeness of disclosure and rigor of performance goals;

      o     The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o     Realizable pay compared to grant pay; and

      o     Any other factors deemed relevant.


Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o     Incentives that may motivate excessive risk-taking; and

      o     Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o     New or extended agreements that provide for:

            o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

            o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

            o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o     Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o     Lucrative severance packages;

      o     High pay opportunities relative to industry peers;

      o     Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o     Duration of options backdating;

      o     Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.


Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

                                   o o o o o

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

                                   o o o o o

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

      o     Single- or modified-single-trigger cash severance;

      o Single-trigger acceleration of unvested equity awards; o Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

      o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

                                   o o o o o


EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o     The plan expressly permits repricing;

      o     A pay-for-performance misalignment is found;

      o The company's three year burn rate exceeds the burn rate cap of its industry group;

      o     The plan has a liberal change-of-control definition; or

      o     The plan is a vehicle for problematic pay practices.

                                   o o o o o

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

                                   o o o o o

POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant policies and oversight mechanisms;

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities; and

      o The impact that the public policy issues in question may have on the company's business operations, if specific public policy issues are addressed.

                                   o o o o o

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines. All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

                                   o o o o o

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers. The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                   o o o o o

                        FIRST TRUST EXCHANGE-TRADED FUND
                           PART C - OTHER INFORMATION

ITEM 28.       EXHIBITS

EXHIBIT NO.    DESCRIPTION

      (a)   Declaration of Trust of the Registrant. (1)

      (b)   (1) By-Laws of the Registrant. (2)
            (2) By-Laws of the Registrant, as amended and restated on September
                20, 2010 (36)

      (c)   (1) Establishment and Designation of Series dated June 10, 2005. (1)
            (2) Amended and Restated Establishment and Designation of Series
                dated January 23, 2006. (6)
            (3) Amended and Restated Establishment and Designation of Series
                dated March 13, 2006. (11)
            (4) Amended and Restated Establishment and Designation of Series
                dated July 26, 2006. (18)
            (5) Amended and Restated Establishment and Designation of Series
                dated January 17, 2007. (24)
            (6) Amended and Restated Establishment and Designation of Series
                dated January 20, 2009. (33)
            (7) Amended and Restated Establishment and Designation of Series
                dated May 11, 2009. (34)
            (8) Amended and Restated Establishment and Designation of Series
                dated April 19, 2010. (35)
            (9) Amended and Restated Establishment and Designation of Series
                dated September 19, 2011. (37)

      (d) (1) Investment Management Agreement dated September 24, 2005, as amended. (6)
            (2) Excess Expense Agreement, as amended. (6)
            (3) Amendment to Schedule A of the Investment Management Agreement.
                (10)
            (4) Amendment to Appendix I of the Excess Expense Agreement. (10)
            (5) Amendment to Schedule A of the Investment Management Agreement.
                (11)
            (6) Amendment to Appendix I of the Excess Expense Agreement. (11)
            (7) Amendment to Schedule A of the Investment Management Agreement.
                (14)
            (8) Amendment to Appendix I of the Excess Expense Agreement. (14)
            (9) Amendment to Schedule A of the Investment Management Agreement.
                (15)
           (10) Amendment to Appendix I of the Excess Expense Agreement.
                (15)
           (11) Amendment to Schedule A of the Investment Management Agreement.
                (18)
           (12) Expense Reimbursement, Fee Waiver and Recovery Agreement dated July 26, 2006. (22)
           (13) Amendment to Schedule A of the Investment Management Agreement.
                (26)
           (14) Amendment to Appendix I of the Excess Expense Agreement.
                (26)
           (15) Amendment to Schedule A of the Investment Management Agreement.
                (27)
           (16) Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement. (27)
           (17) Amendment to Schedule A of the Investment Management Agreement.
                (28)
           (18) Amendment to Exhibit A of the Amended and Restated Expense Reimbursement Agreement, Fee Waiver and Recovery Agreement. (28)
           (19) Amendment to Exhibit A of the Amended and Restated Expense Reimbursement Agreement, Fee Waiver and Recovery Agreement. (32)
           (20) Letter Agreement regarding the Expense Cap Term, dated April 8, 2009. (33)
           (21) Amendment to Schedule A of the Investment Management Agreement.
                (34)
           (22) Letter Agreement regarding the Expense Cap Term, dated June 16, 2009. (34)
           (23) Letter Agreement regarding the Expense Cap Term, dated April 16, 2010. (35)
           (24) Investment Management Agreement dated December 6, 2010. (36)
           (25) Expense Reimbursement, Fee Waiver and Recovery Agreement dated December 6, 2010. (36)
           (26) Letter Agreement regarding the Expense Cap Term, dated April 19, 2012. (38)

           (27) Amendment to Schedule A of the Investment Management Agreement.
                (39)

      (e)   (1) Distribution Agreement dated September 24, 2005, as amended. (6)
            (2) Amendment to Exhibit A of the Distribution Agreement. (10)
            (3) Amendment to Exhibit A of the Distribution Agreement. (11)
            (4) Amendment to Exhibit A of the Distribution Agreement. (14)
            (5) Amendment to Exhibit A of the Distribution Agreement. (15)
            (6) Amendment to Exhibit A of the Distribution Agreement. (18)
            (7) Amendment to Exhibit A of the Distribution Agreement. (26)
            (8) Amendment to Exhibit A of the Distribution Agreement. (27)
            (9) Amendment to Exhibit A of the Distribution Agreement. (28)
           (10) Amendment to Exhibit A of the Distribution Agreement. (34)
           (11) Distribution Agreement dated October 12, 2010. (36)
           (12) Amendment to Exhibit A of the Distribution Agreement dated October 12, 2010. (39)

      (f)   Not Applicable.

      (g) (1) Custody Agreement between the Registrant and The Bank of New York. (2)
            (2) Amendment to Schedule II of the Custody Agreement. (6)
            (3) Amendment to Schedule II of the Custody Agreement. (10)
            (4) Amendment to Schedule II of the Custody Agreement. (11)
            (5) Amendment to Schedule II of the Custody Agreement. (14)
            (6) Amendment to Schedule II of the Custody Agreement. (11)
            (7) Amendment to Schedule II of the Custody Agreement. (15)
            (8) Amendment to Schedule II of the Custody Agreement. (26)
            (9) Amendment to Schedule II of the Custody Agreement. (34)
           (10) Amendment to Schedule II of the Custody Agreement. (39)

      (h) (1) Transfer Agency Agreement between the Registrant and The Bank of New York. (2)
            (2) Administration and Accounting Agreement between the Registrant and The Bank of New York. (2)
            (3) Subscription Agreement. (2)
            (4) Participant Agreement. (2)
            (5) Amendment to Exhibit A of the Transfer Agency Agreement. (6)
            (6) Amendment to Exhibit A of the Administration and Accounting
                Agreement. (6)
            (7) Amendment to Schedule I of the Participant Agreement. (6)
            (8) Sublicense Agreement by and among the First Trust Morningstar(R)
                Dividend Leaders(SM) Index Fund, Morningstar, Inc. and First Trust Advisors L.P. dated March 14, 2006. (6)
            (9) Amendment to Exhibit A of the Transfer Agency Agreement. (10)
           (10) Amendment to Exhibit A of the Administration and Accounting Agreement. (10)
           (11) Amendment to Schedule I of the Participant Agreement. (10)
           (12) Sublicense Agreement by and among the First Trust IPOX-100 Index Fund, IPOX Schuster LLC and First Trust Advisors L.P. dated April 5, 2006. (10)
           (13) Amendment to Exhibit A of the Transfer Agency Agreement. (11)
           (14) Amendment to Exhibit A of the Administration and Accounting Agreement. (11)
           (15) Amendment to Schedule I of the Participant Agreement. (11)
           (16) Sublicense Agreement by and between the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and First Trust Advisors L.P. dated April 24, 2006. (11)
           (17) Sublicense Agreement by and between the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and First Trust Advisors L.P. dated April 24, 2006. (11)
           (18) Amendment to Exhibit A of the Transfer Agency Agreement. (14)
           (19) Amendment to Exhibit A of the Administration and Accounting Agreement. (14)
           (20) Amendment to Schedule I of the Participant Agreement. (14)
           (21) Sublicense Agreement by and among the First Trust Amex(R) Biotechnology Index Fund, the American Stock Exchange LLC and First Trust Advisors L.P. dated June 22, 2006. (14)
           (22) Sublicense Agreement by and among First Trust Dow Jones Internet Index(SM) Fund, Dow Jones & Company, Inc. and First Trust Advisors L.P. dated June 22, 2006. (14)
           (23) Amendment to Exhibit A of the Transfer Agency Agreement. (15)

           (24) Amendment to Exhibit A of the Administration and Accounting Agreement. (15)
           (25) Form of Participant Agreement with Amendment to Schedule I attached thereto. (15)
           (26) Sublicense Agreement by and among First Trust DB Strategic Value Index Fund, Deutsche Bank AG, London Branch and First Trust Advisors L.P. dated July 11, 2006. (15)
           (27) Amendment to Exhibit A of the Transfer Agency Agreement. (18)
           (28) Amendment to Exhibit A of the Administration and Accounting Agreement. (18)
           (29) Amendment to Schedule I of the Participant Agreement. (18)
           (30) Sublicense Agreement by and between First Trust Value Line(R) Equity Allocation Index Fund and First Trust Advisors L.P. dated October 4, 2006. (18)
           (31) Sublicense Agreement by and between First Trust Value Line(R) Dividend Index Fund and First Trust Advisors L.P. dated October 4, 2006. (18)
           (32) Amendment to Exhibit A of the Transfer Agency Agreement. (26)
           (33) Amendment to Exhibit A of the Administration and Accounting Agreement. (26)
           (34) Amendment to Schedule I of the Participant Agreement. (26)
           (35) Sublicense Agreement by and between First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund and First Trust Advisors L.P. dated February 7, 2007. (26)
           (36) Sublicense Agreement by and between First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and First Trust Advisors L.P. dated February 7, 2007. (26)
           (37) Board Administration Services Agreement among PFPC, Inc., First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX(TM) Fund dated as of February 15, 2007. (28)
           (38) Sublicense Agreement by and between First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Advisors L.P. dated February 4, 2007. (27)
           (39) Sublicense Agreement by and between First Trust S&P REIT Index Fund and First Trust Advisors L.P. dated April 26, 2007. (28)
           (40) Sublicense Agreement by and between First Trust ISE Chindia Index Fund, International Securities Exchange, LLC and First Trust Advisors L.P. dated April 25, 2007. (30)
           (41) Sublicense Agreement by and between First Trust ISE-Revere Natural Gas Index Fund, International Securities Exchange, LLC
                and First Trust Advisors L.P. dated April 25, 2007. (30)
           (42) Sublicense Agreement by and between First Trust ISE Water Index
                Fund, International Securities Exchange, LLC and First Trust
                Advisors L.P. dated April 25, 2007. (30)
           (43) Amendment to Exhibit A of the Transfer Agency Agreement. (34)
           (44) Amendment to Exhibit A of the Administration and Accounting Agreement. (34)
           (45) Amendment to Schedule I of the Participant Agreement. (34)
           (46) Sublicense Agreement by and between First Trust NASDAQ(R) ABA Community Bank Index Fund and First Trust Advisors L.P. dated June 31, 2009. (35)
           (47) Sublicense Agreement by and between First Trust Strategic Value Index Fund and First Trust Advisors L.P. dated June 21, 2010.
                (36)
           (48) Sublicense Agreement by and between First Trust CBOE VIX Tail Hedge Fund and First Trust Advisors L.P. dated _____. (39)
           (49) Amendment to Exhibit A of the Administration and Accounting Agreement. (39)
           (50) Amendment to Exhibit A of the Transfer Agency Agreement. (39)

      (i) (1) Opinion and Consent of Chapman and Cutler LLP dated September 26, 2005. (6)
            (2) Opinion and Consent of Bingham McCutchen LLP dated September 26,
                2005. (6)
            (3) Opinion and Consent of Chapman and Cutler LLP dated March 15,
                2006. (6)
            (4) Opinion and Consent of Bingham McCutchen LLP dated March 15,
                2006. (6)
            (5) Opinion and Consent of Chapman and Cutler LLP dated April 13,
                2006. (10)
            (6) Opinion and Consent of Bingham McCutchen LLP dated April 13,
                2006. (10)
            (7) Opinion and Consent of Chapman and Cutler LLP dated April 25,
                2006. (11)
            (8) Opinion and Consent of Bingham McCutchen LLP dated April 25,
                2006. (11)
            (9) Opinion and Consent of Chapman and Cutler LLP dated April 28,
                2006. (12)
           (10) Opinion and Consent of Chapman and Cutler LLP dated June 23, 2006. (14)
           (11) Opinion and Consent of Bingham McCutchen LLP dated June 23, 2006. (14)
           (12) Opinion and Consent of Chapman and Cutler LLP dated July 11, 2006. (15)
           (13) Opinion and Consent of Bingham McCutchen LLP dated July 11, 2006. (15)

           (14) Opinion and Consent of Chapman and Cutler LLP dated October 13, 2006. (18)
           (15) Opinion and Consent of Bingham McCutchen LLP dated October 13, 2006. (18)
           (16) Opinion and Consent of Bingham McCutchen LLP dated October 13, 2006. (18)
           (17) Opinion and Consent of Chapman and Cutler LLP dated December 5, 2006. (20)
           (18) Opinion and Consent of Chapman and Cutler LLP dated December 18, 2006. (21)
           (19) Opinion and Consent of Chapman and Cutler LLP dated February 14, 2007. (26)
           (20) Opinion and Consent of Bingham McCutchen LLP dated February 14, 2007. (26)
           (21) Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007. (27)
           (22) Opinion and Consent of Bingham McCutchen LLP dated March 21, 2007. (27)
           (23) Opinion and Consent of Chapman and Cutler LLP dated April 27, 2007. (28)
           (24) Opinion and Consent of Bingham McCutchen LLP dated April 27, 2007. (28)
           (25) Opinion and Consent of Chapman and Cutler LLP dated April 30, 2007. (29)
           (26) Opinion and Consent of Chapman and Cutler LLP dated May 11, 2007. (30)
           (27) Opinion and Consent of Bingham McCutchen LLP dated May 11,
                2007. (30)
           (28) Opinion and Consent of Chapman and Cutler LLP dated June 18, 2007. (31)
           (29) Opinion and Consent of Chapman and Cutler LLP dated April 29, 2008. (32)
           (30) Opinion and Consent of Chapman and Cutler LLP dated April 30, 2009. (33)
           (31) Opinion and Consent of Bingham McCutchen LLP dated June 24, 2009. (34)
           (32) Opinion and Consent of Chapman and Cutler LLP dated June 24, 2009. (34)
           (33) Opinion and Consent of Chapman and Cutler LLP dated April 29, 2010. (35)
           (34) Opinion and Consent of Chapman and Cutler LLP dated April 29, 2011. (36)
           (35) Opinion and Consent of Bingham McCutchen LLP dated August 16, 2012. (39)
           (36) Opinion and Consent of Chapman and Cutler LLP dated August 16, 2012. (39)

      (j)   Consent of Independent Registered Public Accounting Firm. (40)

      (k)   Not Applicable.

      (l)   Not Applicable.

      (m)   (1) 12b-1 Service Plan. (2)
            (2) Amendment to Exhibit A of the 12b-1 Service Plan. (6)
            (3) Amendment to Exhibit A of the 12b-1 Service Plan. (10)
            (4) Amendment to Exhibit A of the 12b-1 Service Plan. (11)
            (5) Amendment to Exhibit A of the 12b-1 Service Plan. (14)
            (6) Amendment to Exhibit A of the 12b-1 Service Plan. (15)
            (7) Amendment to Exhibit A of the 12b-1 Service Plan. (18)
            (8) Amendment to Exhibit A of the 12b-1 Service Plan. (26)
            (9) Amendment to Exhibit A of the 12b-1 Service Plan. (27)
           (10) Amendment to Exhibit A of the 12b-1 Service Plan. (28)
           (11) Letter Agreement regarding 12b-1 fees, dated May 1, 2007. (31)
           (12) Letter Agreement regarding 12b-1 fees, dated November 13, 2007.
                (32)
           (13) Letter Agreement regarding 12b-1 fees, dated April 8, 2009. (33)
           (14) Letter Agreement regarding 12b-1 fees dated June 16, 2009. (34)
           (15) Letter Agreement regarding 12b-1 fees, dated April 16, 2010.
                (35)
           (16) Letter Agreement regarding 12b-1 fees, dated April 15, 2011.
                (36)
           (17) Letter Agreement regarding 12b-1 fees, dated April 19, 2012.
                (38)
           (18) Amendment to Exhibit A of the 12b-1 Service Plan. (39)

      (n)   Not Applicable.

      (o)   Not Applicable.

      (p)   (1) Code of Ethics of First Trust Advisors L.P. (2)
            (2) Code of Ethics of First Trust Portfolios L.P. (2)
            (3) Code of Ethics of First Trust Exchange-Traded Fund. (2)
            (4) First Trust Advisors L.P. Investment Adviser Code of Ethics,
                amended on May 31, 2006. (13)
            (5) First Trust Portfolios L.P. Code of Ethics, amended on May 31,
                2006. (13)
            (6) First Trust Funds Code of Ethics, amended on May 31, 2006. (13)
            (7) First Trust Portfolios L.P. Code of Ethics, amended on May 31,
                2006. (13)
            (8) First Trust Funds Code of Ethics, amended on December 31, 2008.
                (33)

            (9) First Trust Advisors L.P., First Trust Portfolios L.P. Code of
                Ethics, amended on December 31, 2008. (33)
           (10) First Trust Funds Code of Ethics, amended on March 22, 2010.
                (38)
           (11) First Trust Advisors L.P., First Trust Portfolios L.P. Code of Ethics, amended on December 31, 2010. (39)

      (q) (1) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and Nielson, among others, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement.
                (2)
            (2) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and
                Nielson, among others, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement.
                (3)
            (3) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and
                Nielson, among others, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement.
                (4)
            (4) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and
                Nielson, among others, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement.
                (5)
            (5) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and
                Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric
                F. Fess to execute the Registration Statement. (7)
            (6) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith
                and Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (13)
            (7) Powers of Attorney for Mr. Keith authorizing James A. Bowen, W.
                Scott Jardine and Eric F. Fess to execute the Registration Statement. (14)
            (8) Power of Attorney for Mr. Keith authorizing James A. Bowen, W.
                Scott Jardine and Eric F. Fess to execute the Registration Statement. (15)
            (9) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith
                and Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (17)
           (10) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (19)
           (11) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (22)
           (12) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson, authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (23)
           (13) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson, authorizing James A. Bowen, W. Scott Jardine and
                Eric F. Fess to execute the Registration Statement. (24)
           (14) Power of Attorney for Mr. Keith authorizing James A. Bowen, W.
                Scott Jardine and Eric F. Fess to execute the Registration
                Statement. (33)
           (15) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (34)

------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 13, 2005.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on September 26, 2005.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on December 23, 2005.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on January 27, 2006.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 3, 2006.

(6) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 15, 2006.

(7) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 24, 2006.

(8) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 7, 2006.

(9) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 17, 2006.

(10) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 13, 2006.

(11) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 25, 2006.

(12) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 28, 2006.

(13) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 21, 2006.

(14) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 23, 2006.

(15) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on July 11, 2006.

(16) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 4, 2006.

(17) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 10, 2006.

(18) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on October 13, 2006.

(19) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on October 31, 2006.

(20) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on December 5, 2006.

(21) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on December 18, 2006.

(22) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 6, 2007.

(23) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 7, 2007.

(24) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 9, 2007.

(25) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 9, 2007.

(26) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 14, 2007.

(27) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 21, 2007.

(28) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 27, 2007.

(29) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 30, 2007.

(30) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on May 11, 2007.

(31) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 18, 2007.

(32) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 29, 2008.

(33) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 30, 2009.

(34) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 25, 2009.

(35) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on May 3, 2010.

(36) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 27, 2011.

(37) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on October 17, 2011.

(38) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 30, 2012.

(39) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 16, 2012.

(40)  Filed herewith.


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.


ITEM 30.       INDEMNIFICATION


      Section 5.3 of the Registrant's Declaration of Trust provides as follows:

      Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

            (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

            (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

            (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

      (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.


ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      First Trust Advisors L.P. ("First Trust"), investment adviser to the Registrant, serves as adviser or subadviser to 16 mutual funds, 75 exchange-traded funds and 13 closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.


      The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). FTP's principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Information as to other business, profession, vocation or employment during the past two years of the officers and directors of First Trust is as follows:

NAME AND POSITION WITH FIRST TRUST        EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Chief Executive Officer   Chief Executive Officer, FTP; Chairman
                                          of the Board of Directors, BondWave
                                          LLC and Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director    Managing Director, FTP

Mark R. Bradley, Chief Financial          Chief Financial Officer and Chief
Officer/Chief Operating Officer,          Operating Officer FTP; Chief Financial
                                          Officer, BondWave LLC and Stonebridge
                                          Advisors LLC

Robert F. Carey, Chief Market Strategist Senior Vice President, FTP and Senior Vice President

W. Scott Jardine, General Counsel and     Secretary and General Counsel, FTP;
Secretary                                 Secretary of BondWave LLC and
                                          Stonebridge Advisors LLC

Kristi A. Maher, Deputy General Counsel   Deputy General Counsel, FTP

Erin Klassman, Assistant General Counsel  Assistant General Counsel, FTP

John Vasko, Assistant General Counsel     Assistant General Counsel, FTP

NAME AND POSITION WITH FIRST TRUST        EMPLOYMENT DURING PAST TWO YEARS

Amy Lum, Assistant General Counsel        Assistant General Counsel, FTP

Lisa Weier, Assistant General Counsel     Assistant General Counsel, FTP

Benjamin D. McCulloch                     Associate Counsel, FTP

R. Scott Hall, Managing Director          Managing Director, FTP

Andrew S. Roggensack, President           Managing Director and President, FTP

Kathleen Brown, Senior Vice President     CCO and Senior Vice President, FTP
and Chief Compliance Officer

Elizabeth H. Bull, Senior Vice President  Senior Vice President, FTP

Christopher L. Dixon, Senior Vice         Senior Vice President, FTP
President

Jane Doyle, Senior Vice President         Senior Vice President, FTP

James M. Dykas, Senior Vice President     Senior Vice President and Controller,
and Controller                            FTP

Jon C. Erickson, Senior Vice President    Senior Vice President, FTP

Ken Fincher, Senior Vice President        Senior Vice President, FTP

Rosanne Gatta, Board Liaison Associate    Board Liaison Associate, FTP

Kenneth N. Hass, Senior Vice President    Senior Vice President, FTP

Jason T. Henry, Senior Vice President     Senior Vice President, FTP

Daniel J. Lindquist, Managing Director    Managing Director (since July 2012);
                                          Senior Vice President, FTP

David G. McGarel, Chief Investment        Managing Director (since July 2012);
Officer and Managing Director             Senior Vice President, FTP

Mitchell Mohr, Senior Vice President      Senior Vice President, FTP

Robert M. Porcellino, Senior Vice         Senior Vice President, FTP
President

Alan M. Rooney, Senior Vice President     Senior Vice President, FTP

Roger F. Testin, Senior Vice President    Senior Vice President, FTP

Stan Ueland, Senior Vice President        Vice President, FTP

Christina Knierim, Senior Vice President  Vice President, FTP

NAME AND POSITION WITH FIRST TRUST        EMPLOYMENT DURING PAST TWO YEARS

Brad Bradley, Vice President              Vice President, FTP

Chris Fallow, Vice President              Vice President, FTP

Todd Larson, Vice President               Vice President, FTP

Ronda L. Saeli-Chiappe, Vice President    Vice President, FTP

Katherine Urevig, Vice President          Vice President, FTP

Katie D. Collins, Assistant Vice          Assistant Vice President, FTP
President

Kristen Johanneson, Assistant Vice        Assistant Vice President, FTP
President

Coleen D. Lynch, Assistant Vice           Assistant Vice President, FTP
President

Omar Sepulveda, Assistant Vice President  Assistant Vice President, FTP

John H. Sherren, Assistant Vice           Assistant Vice President, FTP
President

Brian Wesbury, Chief Economist            Senior Vice President, FTP

Rob Stein, Senior Economist               Vice President, FTP


ITEM 32.       PRINCIPAL UNDERWRITER

      (a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund, First Trust Exchange-Traded AlphaDEX(R) Fund II, First Trust Series Fund and the First Defined Portfolio Fund LLC. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds, and the First Trust GNMA. The name of each director, officer and partner of FTP is provided below.

      (b) Positions and Offices with Underwriter.

NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

The Charger Corporation                   General Partner                       None

Grace Partners of DuPage L.P.             Limited Partner                       None

James A. Bowen                            Chief Executive Officer               Trustee and Chairman of the Board



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Mark R. Bradley                           Chief Financial Officer/Chief         President and Chief Executive
                                          Operating Officer                     Officer

James M. Dykas                            Senior Vice President/Controller      Treasurer, Chief Financial Officer
                                                                                and Chief Accounting Officer

Frank L. Fichera                          Managing Director                     None

Russell J. Graham                         Managing Director                     None

R. Scott Hall                             Managing Director                     None

Daniel J. Lindquist                       Managing Director                     Vice President

Ronald D. McAlister                       Managing Director                     None

David G. McGarel                          Managing Director                     None

Richard A. Olson                          Managing Director                     None

Andrew S. Roggensack                      Managing Director/President           None

W. Scott Jardine                          Secretary and General Counsel         Secretary

Kristi A. Maher                           Deputy General Counsel                Chief Compliance Officer and
                                                                                Assistant Secretary

Erin Klassman                             Assistant General Counsel             Assistant Secretary

John Vasko                                Assistant General Counsel             None

Amy Lum                                   Assistant General Counsel             None

Lisa Weier                                Assistant General Counsel             None

Benjamin D. McCulloch                     Associate Counsel                     None

Dan Affeto                                Senior Vice President                 None

Bob Bartel                                Senior Vice President                 None

Kathleen Brown                            Senior Vice President; Chief          None
                                          Compliance Officer

Elizabeth H. Bull                         Senior Vice President                 None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Robert F. Carey                           Senior Vice President                 None

Patricia L. Costello                      Senior Vice President                 None

Christopher L. Dixon                      Senior Vice President                 None

Jane Doyle                                Senior Vice President                 None

Jon C. Erickson                           Senior Vice President                 None

Ken Fincher                               Senior Vice President                 None

Rosanne Gatta                             Board Liaison Associate               Assistant Secretary

Kenneth N. Hass                           Senior Vice President                 None

Jason T. Henry                            Senior Vice President                 None

William Housey                            Senior Vice President                 None

Rich Jaeger                               Senior Vice President                 None

Christian D. Jeppesen                     Senior Vice President                 None

Christopher A. Lagioia                    Senior Vice President                 None

Mark R. McHenney                          Senior Vice President                 None

Mitchell Mohr                             Senior Vice President                 None

Paul E. Nelson                            Senior Vice President                 None

Steve R. Nelson                           Senior Vice President                 None

Robert M. Porcellino                      Senior Vice President                 None

Steven R. Ritter                          Senior Vice President                 None

Alan Rooney                               Senior Vice President                 None

Francine Russell                          Senior Vice President                 None

Brad A. Shaffer                           Senior Vice President                 None

Brian Sheehan                             Senior Vice President                 None

Andrew C. Subramanian                     Senior Vice President                 None

Mark P. Sullivan                          Senior Vice President                 None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Roger F. Testin                           Senior Vice President                 Vice President

Stanley Ueland                            Senior Vice President                 Assistant Vice President

Gregory E. Wearsch                        Senior Vice President                 None

Patrick Woelfel                           Senior Vice President                 None

Jonathan Ackerhalt                        Vice President                        None

Lance Allen                               Vice President                        None

Jeff Ambrose                              Vice President                        None

Kyle Baker                                Vice President                        None

Carlos Barbosa                            Vice President                        None

Andrew Barnum                             Vice President                        None

Michael Bean                              Vice President                        None

Dan Blong                                 Vice President                        None

Bill Braasch                              Vice President                        None

Brad Bradley                              Vice President                        None

Cory Bringle                              Vice President                        None

Mike Britt                                Vice President                        None

Alex Brozyna                              Vice President                        None

Nathan S. Cassel                          Vice President                        None

Joshua Crosley                            Vice President                        None

Michael Dawson                            Vice President                        None

Michael Darr                              Vice President                        None

Daren J. Davis                            Vice President                        None

Michael DeBella                           Vice President                        None

Sean Degnan                               Vice President                        None

Joel D. Donley                            Vice President                        None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Brett Egner                               Vice President                        None

Stacy Eppen                               Vice President                        None

Chris Fallow                              Vice President                        Assistant Vice President

Peter Fasone                              Vice President                        None

Ben Ferwerdo                              Vice President                        None

Scott D. Fries                            Vice President                        None

Don Fuller                                Vice President                        None

Joann Godbout                             Vice President                        None

Matt D. Graham                            Vice President                        None

William M. Hannold                        Vice President                        None

Mary Jane Hansen                          Vice President                        None

Gaby Harman                               Vice President                        None

Ryan Issakainen                           Vice President                        None

Rich Jacquemart                           Vice President                        None

Rick Johnson                              Vice President                        None

Greg Keefer                               Vice President                        None

Tom Knickerbocker                         Vice President                        None

Christina Knierim                         Vice President                        None

Thomas E. Kotcher                         Vice President                        None

Todd Larson                               Vice President                        None

Daniel Lavin                              Vice President                        None

Michael P. Leyden                         Vice President                        None

Keith L. Litavsky                         Vice President                        None

Eric Maisel                               Vice President                        None

Grant Markgraf                            Vice President                        None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Stephanie L. Martin                       Vice President                        None

Marty McFadden                            Vice President                        None

Nate Memmott                              Vice President                        None

Sean Moriarty                             Vice President                        None

John O'Sullivan                           Vice President                        None

David Pagano                              Vice President                        None

Brian K. Penney                           Vice President                        None

Blair R. Peterson                         Vice President                        None

Jason Peterson                            Vice President                        None

Craig Pierce                              Vice President                        None

Marisa Prestigiacomo                      Vice President                        None

Craig Prichard                            Vice President                        None

David A. Rieger                           Vice President                        None

James Rowlette                            Vice President                        None

Ronda L. Saeli-Chiappe                    Vice President                        None

Jeffrey M. Samuel                         Vice President                        None

Debra K. Scherbring                       Vice President                        None

Nim Short                                 Vice President                        None

Edward J. Sistowicz                       Vice President                        None

Cal Smith                                 Vice President                        None

Eric Stoiber                              Vice President                        None

Terry Swagerty                            Vice President                        None

Brian Taylor                              Vice President                        None

Kerry Tazakine                            Vice President                        None

Timothy Trudo                             Vice President                        None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Bryan Ulmer                               Vice President                        None

Katherine Urevig                          Vice President                        None

Barbara E. Vinson                         Vice President                        None

Dan Waldron                               Vice President                        None

Lewin M. Williams                         Vice President                        None

Jeffrey S. Barnum                         Assistant Vice President              None

Toby A. Bohl                              Assistant Vice President              None

Steve Claiborne                           Assistant Vice President              None

Katie D. Collins                          Assistant Vice President              None

Ann Marie Giudice                         Assistant Vice President/Treasurer    None

Debbie Del Giudice                        Assistant Vice President              None

Ken Harrison                              Assistant Vice President              None

Anita K. Henderson                        Assistant Vice President              None

James V. Huber                            Assistant Vice President              None

Kristen Johanneson                        Assistant Vice President              None

Daniel C. Keller                          Assistant Vice President              None

Coleen D. Lynch                           Assistant Vice President              Assistant Vice President

Robert J. Madeja                          Assistant Vice President              None

David M. McCammond-Watts                  Assistant Vice President              None

Michelle Parker                           Assistant Vice President              None

Steve Schwarting                          Assistant Vice President              None

Omar Sepulveda                            Assistant Vice President              None

John H. Sherren                           Assistant Vice President              None

Lee Sussman                               Assistant Vice President              None

Christopher J. Thill                      Assistant Vice President              None



NAME AND PRINCIPAL                        POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                         WITH UNDERWRITER                      OFFICES WITH FUND

Dave Tweeten                              Assistant Vice President              None

Thomas G. Wisnowski                       Assistant Vice President              None

* All addresses are 120 East Liberty
Drive, Wheaton, Illinois 60187 unless
otherwise noted.


      (c) Not Applicable.


ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

      First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

      The Bank of New York Mellon Corporation ("BONY"), 101 Barclay Street, New York, New York 10286, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

      BONY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.


ITEM 34.       MANAGEMENT SERVICES

         Not Applicable.


ITEM 35.       UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois on the 30th day of April, 2013.

                                          FIRST TRUST EXCHANGE-TRADED FUND



                                          By:  /s/ Mark R. Bradley
                                               ---------------------------------

                                               Mark R. Bradley, President and
                                               Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                   TITLE                                 DATE
                            President and Chief Executive         April 30, 2013
/s/ Mark R. Bradley         Officer
---------------------------
    Mark R. Bradley
                            Treasurer, Chief Financial Officer    April 30, 2013
/s/ James M. Dykas          and Chief Accounting Officer
---------------------------
    James M. Dykas
                                             )
James A. Bowen*                      Trustee )
                                             )
                                             )
Richard E. Erickson*                 Trustee )
                                             )
                                             )
Thomas R. Kadlec*                    Trustee )
                                             )
                                             )
Robert F. Keith*                     Trustee )      BY: /s/ W. Scott Jardine
                                             )         -------------------------
                                             )              W. Scott Jardine
Niel B. Nielson *                    Trustee )              Attorney-In-Fact
                                             )              April 30, 2013


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess, to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are incorporated by reference herein.

                               INDEX TO EXHIBITS

(j)      Consent of Independent Registered Public Accounting Firm.